      As filed with the Securities and Exchange Commission on September 12, 2003


                                        Securities Act registration no. 33-19228
                                        Investment Company Act file no. 811-5443
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
 ------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 32 [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 35 [X]

 ------------------------------------------------------------------------------
                            CALAMOS INVESTMENT TRUST
                                  (Registrant)

                           1111 East Warrenville Road
                         Naperville, Illinois 60563-1493

                        Telephone number: (630) 245-7200
 ------------------------------------------------------------------------------


     James S. Hamman, Jr., Secretary         Cameron S. Avery
     Calamos Asset Management, Inc.          Bell, Boyd & Lloyd LLC
     1111 East Warrenville Road              70 West Madison Street, Suite 3300
     Naperville, Illinois  60563-1493        Chicago, Illinois  60602-4207
                              (Agents for service)
================================================================================
It is proposed that this filing will become effective:
                 immediately upon filing pursuant to paragraph (b) of rule 485
       ------
                 on ______________ pursuant to paragraph (b) of rule 485
       ------
                 60 days after filing pursuant to paragraph (a)(1) of rule 485
       ------
                 on _____________ pursuant to paragraph (a)(1) of rule 485
       ------
         X       75 days after filing pursuant to paragraph (a)(2) of rule 485
       ------
                 on _____________ pursuant to paragraph (a)(2) of rule 485
       ------
                 on _____________ pursuant to paragraph (a)(3) of rule 485
       ------

================================================================================

                           Amending Parts A, B, and C.
================================================================================


                     [PHOTO] [PHOTO]
                             [PHOTO]

                           CALAMOS(R) FAMILY OF FUNDS

                          PROSPECTUS           , 2003

               CALAMOS Growth Fund
               CALAMOS Blue Chip Fund
               CALAMOS Mid Cap Value Fund
               CALAMOS Growth and Income Fund
               CALAMOS Global Growth and Income Fund
               CALAMOS High Yield Fund
               CALAMOS Convertible Fund
               CALAMOS Market Neutral Fund

                           [CALAMOS INVESTMENTS LOGO]
                        Strategies for Serious Money(R)

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this
  prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                    PAGE
THE FUNDS                                                              3
------------------------------------------------------------------------

GROWTH FUND                                                            4
------------------------------------------------------------------------

BLUE CHIP FUND                                                        10
------------------------------------------------------------------------

MID CAP VALUE FUND                                                    14
------------------------------------------------------------------------
GROWTH AND INCOME FUND                                                20
------------------------------------------------------------------------
GLOBAL GROWTH AND INCOME FUND                                         28
------------------------------------------------------------------------
HIGH YIELD FUND                                                       36
------------------------------------------------------------------------

CONVERTIBLE FUND                                                      44
------------------------------------------------------------------------

MARKET NEUTRAL FUND                                                   53
------------------------------------------------------------------------
FUND FACTS                                                            62
------------------------------------------------------------------------

Who Manages the Funds?......................................          62

How Can I Buy Shares?.......................................          63

How Can I Sell Shares?......................................          67

Transaction Information.....................................          69

Distributions and Taxes.....................................          71

FINANCIAL HIGHLIGHTS                                                  81
------------------------------------------------------------------------
FOR MORE INFORMATION                                          back cover
------------------------------------------------------------------------



                        Strategies for Serious Money(R)

                                   THE FUNDS

--------------------------------------------------------------------------------
In this section, you will find definitions of terms and concepts to help you as you read this prospectus.
--------------------------------------------------------------------------------


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES COMMON TO THE FUNDS? Each Fund described in this prospectus has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and/or current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible, fixed-income or equity securities, or foreign securities, and (iii) the risks involved with an investment in the Fund.
       The investment objectives of a Fund may not be changed without the approval of a "majority of the outstanding" shares of that Fund, as defined in the Investment Company Act of 1940. There can be no assurance that a Fund will achieve its objectives.

WHAT ARE THE PRINCIPAL RISKS COMMON TO THE FUNDS?
A Word About Risk. This prospectus describes the risks you may face as an investor in the Calamos Family of Funds. It is important to keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.
       As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time and it is possible to lose money.

Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events or catastrophes. The Funds cannot predict the effect of similar events in the future on the U.S. or international economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Investment Management. Whether a Fund achieves its investment objective is significantly impacted by whether Calamos Asset Management, Inc., as each Fund's investment adviser, is able to choose suitable investments for each Fund.



                        Strategies for Serious Money(R)                        3

                                  GROWTH FUND

--------------------------------------------------------------------------------
FREE CASH FLOW -- a company's operating cash flow (net income plus all noncash charges, such as depreciation and amortization of good will, minus capital expenditures and dividends).
--------------------------------------------------------------------------------
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------



WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the Growth Fund is long-term capital growth.
       In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser's opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria. First, the investment adviser uses quantitative screens to find companies with high growth rates relative to their industry. Next, it screens for companies whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital. The investment adviser then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns. Risk management guidelines also require a focus on portfolio construction including diversification and how individual securities may fit in the overall portfolio.

       The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although the Fund anticipates that it will invest primarily in equity securities, it may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in its opinion, present opportunities for capital appreciation.
       When buying and selling securities, the Fund focuses on the issuer's earnings growth potential coupled with financial strength and stability. The Fund performs its own fundamental analysis, in addition to relying upon outside sources.
       The Fund typically considers the issuer's:
       - financial soundness
       - earnings and cash-flow forecast
       - quality of management
       In constructing its portfolio, the Fund tries to lower the risks of investing in stocks by also using a "top down approach" of diversification by industry and company and by paying attention to macro-level investment themes.

       The Fund may engage in active and frequent trading of portfolio securities.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Equity Securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund


 4                      Strategies for Serious Money(R)

                                  GROWTH FUND

has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

Other Investments. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

Equity Investments Risk. A substantial portion of the Fund's assets will be invested in equity securities. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Portfolio Turnover Risk. Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have higher transaction costs which would affect the Fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers and banks. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an



                        Strategies for Serious Money(R)                        5

                                  GROWTH FUND

effort to reduce these risks, the investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS GROWTH FUND

[CALAMOS GROWTH FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                         CALAMOS GROWTH FUND %
                                                                      ---------------------------
1993                                                                              4.36
1994                                                                             -5.71
1995                                                                             27.50
1996                                                                             37.91
1997                                                                             24.21
1998                                                                             27.31
1999                                                                             77.68
2000                                                                             26.59
2001                                                                             -7.68
2002                                                                            -15.88

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 48.25% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -18.31% (the 3rd quarter of 1998).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 16.97%.



 6                      Strategies for Serious Money(R)

                                  GROWTH FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2002, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                Since Class B and C
                                   One Year      Five Years      Ten Years               Inception*
Class A
Return before taxes                -19.89%         16.20%          16.36%                  --
Return after taxes on
  distributions                    -19.89%         15.20%          13.56%
Return after taxes on
  distributions and sale of Fund
  shares                           -12.21%         13.64%          12.65%
---------------------------------------------------------------------------------------------------
Class B
Return before taxes                -20.69%             --              --             -14.04%
---------------------------------------------------------------------------------------------------
Class C
Return before taxes                -17.35%         16.97%              --              19.20%
---------------------------------------------------------------------------------------------------
S&P 500 Index(#)                   -22.09%          0.58%           9.34%                  --
---------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index(##)   -27.41%         -1.82%           6.71%                  --
---------------------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

* Inception Date for Class B shares is 9/11/00, Inception date for Class C shares is 9/3/96.

# The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

## The Russell Mid-Cap Growth Index is an unmanaged index generally considered representative of mid-capitalized growth companies of the U.S. stock market as determined by Russell. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



                        Strategies for Serious Money(R)                        7

                                  GROWTH FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS):
MANAGEMENT FEES                                                   .87%         .87%       .87%
---------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                          .25%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                                                    .28%         .28%       .28%
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.40%        2.15%      2.15%
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 8                      Strategies for Serious Money(R)

                                  GROWTH FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $611           $897            $1,204         $2,075
----------------------------------------------------------------------------------------------------
Class B*                                 $718           $973            $1,354         $2,292
----------------------------------------------------------------------------------------------------
Class C**                                $318           $673            $1,154         $2,483
----------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $611           $897            $1,204         $2,075
----------------------------------------------------------------------------------------------------
Class B*                                 $218           $673            $1,154         $2,292
----------------------------------------------------------------------------------------------------
Class C                                  $218           $673            $1,154         $2,483
----------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



                        Strategies for Serious Money(R)                        9

                                 BLUE CHIP FUND

--------------------------------------------------------------------------------
FREE CASH FLOW -- a company's operating cash flow (net income plus all noncash charges, such as depreciation and amortization of good will, minus capital expenditures and dividends).
--------------------------------------------------------------------------------
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the Blue Chip Fund is long-term capital growth.
       In pursuing its investment objective, the Fund seeks out a portfolio that opportunistically blends "Blue Chip" growth and value companies. The Fund invests primarily in Blue Chip companies. The Fund considers Blue Chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Standard & Poors 500(R) Index, during the most recent 11-month period, based on month end data).

       When buying and selling growth-oriented securities, the Fund focuses on the issuer's earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the Fund focuses on how an issuer's stock is valued relative to what the Fund's investment adviser considers to be the issuer's worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock's price. Whether examining growth-oriented or value-oriented securities for selection, the Fund narrows its focus by utilizing a bottom up approach and its quantitative research.
       In its fundamental analysis, the Fund typically considers the issuer's:
       - financial soundness
       - earnings and cash-flow forecast
       - quality of management
       In constructing its portfolio, the Fund tries to lower the risks of investing in stocks by also using a "top down approach" of diversification by industry and company, and by paying attention to macro-level investment themes.

       The Fund may engage in active and frequent trading of portfolio securities.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Equity Securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.



 10                     Strategies for Serious Money(R)

                                 BLUE CHIP FUND

Other Securities. Although not principal investment strategies, the Fund may invest in foreign securities, preferred stocks and obligations such as bonds, debentures and notes that, in the investment adviser's opinion, present opportunities for capital appreciation. It may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

Equity Investments Risk. A substantial portion of the Fund's assets will be invested in equity securities. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

Portfolio Turnover Risk. Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have higher transaction costs which would affect the Fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

HOW HAS THE FUND PERFORMED IN THE PAST?
Please note that performance information has not been presented for the Fund because the Fund has not been in existence for at least one calendar year.



                        Strategies for Serious Money(R)                       11

                                 BLUE CHIP FUND

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions
---------------------------------------------------------------------------------------------------
Redemption Fee
---------------------------------------------------------------------------------------------------
Exchange Fee
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the
    $        purchase sale privilege may be subject to a contingent deferred
    sales charge of   % if redeemed within one year of purchase and   % if
    redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS):
MANAGEMENT FEES
---------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES
---------------------------------------------------------------------------------------------------
Other Expenses*                                                     --           --         --
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                     --           --         --
---------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                             --           --         --
---------------------------------------------------------------------------------------------------
Net Expenses                                                        --           --         --
---------------------------------------------------------------------------------------------------

* Because the Fund is new, the amounts shown for "other expenses" are based on estimated amounts for the current fiscal year.



 12                     Strategies for Serious Money(R)

                                 BLUE CHIP FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year and three years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Fee waivers are not considered when calculating expenses for subsequent years. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                                              One Year      Three Years
Class A                                                           --             --
--------------------------------------------------------------------------------------------
Class B                                                           --             --
--------------------------------------------------------------------------------------------
Class C**                                                         --             --
--------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                                              One Year      Three Years
Class A                                                           --             --
--------------------------------------------------------------------------------------------
Class B                                                           --             --
--------------------------------------------------------------------------------------------
Class C                                                           --             --
--------------------------------------------------------------------------------------------

* The contingent deferred sales charge was applied as follows: 1 year (5%) and 3 years (3%).

** The contingent deferred sales charge was applied as follows: 1 year (1%) and 3 years (0%).



                        Strategies for Serious Money(R)                       13

                               MID CAP VALUE FUND


--------------------------------------------------------------------------------
MARKET CAPITALIZATION -- the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.
--------------------------------------------------------------------------------


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the Mid Cap Value Fund is long-term capital growth.
       Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in the stocks of mid-capitalization companies determined at the time of investment. Mid-capitalization companies are companies with market capitalizations between $1 billion and $25 billion at the time of purchase. However, the Fund may continue to hold those securities as their market capitalizations may grow, such that a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. In pursuing the Fund's investment objective, it seeks out mid cap stocks that, in its opinion, are undervalued according to certain financial measurements of their intrinsic value (such as the present value of the company's future free cash flow).
       The Fund anticipates that it will invest primarily in U.S. equity securities. Although not principal investment strategies, the Fund also may invest in foreign securities, convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in its opinion, present opportunities for capital appreciation.

--------------------------------------------------------------------------------
FREE CASH FLOW -- a company's operating cash flow (net income plus all noncash charges, such as depreciation and amortization of good will, minus capital expenditures and dividends).
--------------------------------------------------------------------------------

       When buying and selling securities, the Fund focuses on individual stock selection (called a "bottom up approach"). The Fund uses quantitative research to help it determine how an issuer's stock is valued relative to what the Fund considers to be the issuer's intrinsic worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock's price. The Fund performs its own fundamental analysis, in addition to depending upon other sources.
       In its analysis, the Fund typically considers the issuer's:
       - financial soundness
       - earnings and cash-flow forecast
       - quality of management
       In constructing its portfolio, the Fund tries to lower the risks of investing in mid cap stocks by also using a "top down approach" of diversification by industry and company and by paying attention to macro-level investment themes.

--------------------------------------------------------------------------------
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------


WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Equity Securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

Defensive investing The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities


 14                     Strategies for Serious Money(R)

                               MID CAP VALUE FUND

dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Other Securities. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

Equity Investments Risk. A substantial portion of the Fund's assets will be invested in equity securities. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

Mid Cap Stock Risk. Mid cap stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks and are often adversely affected by more limited trading volumes and less publicly available information.

Value Style Risk. Value stocks involve the risk that they may never reach what the Fund believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the Fund misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, the Fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).



                        Strategies for Serious Money(R)                       15

                               MID CAP VALUE FUND

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's performance during the 2002 calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS MID CAP VALUE FUND

[CALAMOS MID CAP VALUE FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                      CALAMOS MIDCAP VALUE FUND %
                                                                      ---------------------------
2002                                                                            -18.70

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 7.53% (the 4th quarter of 2002), and the Fund's lowest return for a calendar quarter was -17.20% (the 3rd quarter of 2002).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 14.76%.



 16                     Strategies for Serious Money(R)

                               MID CAP VALUE FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one year period ended December 31, 2002 and since the Fund's inception, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                              Since
                                                              One Year      Inception*
Class A
Return before taxes                                           -22.57%        -22.57%
Return after taxes on distributions                           -22.57%        -22.57%
Return after taxes on distributions and sale of Fund shares   -13.86%        -13.86%
--------------------------------------------------------------------------------------
Class B
Return before taxes                                           -23.34%        -23.34%
--------------------------------------------------------------------------------------
Class C
Return before taxes                                           -20.11%        -20.11%
--------------------------------------------------------------------------------------
Russell Mid-Cap Value Index(#)                                 -9.64%            --
--------------------------------------------------------------------------------------

*   Inception date for Class A, Class B and Class C shares is 1/2/02.
# The Russell Mid-Cap Value Index is a market-weighted index of those medium-sized companies included in the Russell Mid-Cap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Mid-Cap Index is a market-weighted index of about 800 medium-sized U.S. companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



                        Strategies for Serious Money(R)                       17

                               MID CAP VALUE FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions                                                   None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS):
MANAGEMENT FEES                                                  1.00%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                          .25%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                                                   4.80%        4.80%      4.80%
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses*                                 6.05%        6.80%      6.80%
---------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                          4.30%        4.30%      4.30%
---------------------------------------------------------------------------------------------------
 Net Expenses                                                    1.75%        2.50%      2.50%
---------------------------------------------------------------------------------------------------

* Calamos Asset Management, Inc. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 1.75% for Class A shares and 2.50% for Class B and Class C shares. Pursuant to an agreement, the fee waiver and/or reimbursement is binding on CAM through August 31, 2004.


--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 18                     Strategies for Serious Money(R)

                               MID CAP VALUE FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year and three years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Fee waivers are not considered when calculating expenses for subsequent years. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                            One Year      Three Years      Five Years      Ten Years
Class A                                       $644          $1,449           $2,268         $4,386
---------------------------------------------------------------------------------------------------------
Class B*                                      $753          $1,539           $2,429         $4,721
---------------------------------------------------------------------------------------------------------
Class C**                                     $353          $1,239           $2,229         $4,721
---------------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                            One Year      Three Years      Five Years      Ten Years
Class A                                       $644          $1,449           $2,268         $4,386
---------------------------------------------------------------------------------------------------------
Class B*                                      $253          $1,239           $2,229         $4,721
---------------------------------------------------------------------------------------------------------
Class C                                       $253          $1,239           $2,229         $4,721
---------------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%).



                        Strategies for Serious Money(R)                       19

                             GROWTH AND INCOME FUND

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the Growth and Income Fund is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may, have minimal or no representation, depending on market conditions.

--------------------------------------------------------------------------------
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.
--------------------------------------------------------------------------------


WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Convertible Securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.
       Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Equity Securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

High Yield Fixed-Income Securities (Junk Bonds). The Fund may invest without limit in convertible and non-convertible debt securities commonly known as "junk bonds" that are rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., or that are not rated but are considered by us to be of similar quality. The Fund will not, however, purchase a security rated below C.



 20                     Strategies for Serious Money(R)

                             GROWTH AND INCOME FUND

Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
       The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

Foreign Securities. The Fund may invest up to 25% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its security in a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security. Foreign investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Rule 144A Securities. The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.



                        Strategies for Serious Money(R)                       21

                             GROWTH AND INCOME FUND

The investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

Other Securities. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

--------------------------------------------------------------------------------
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.
--------------------------------------------------------------------------------

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

       As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

       If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

High Yield Fixed-Income Securities (Junk Bonds) Risk. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.


 22                     Strategies for Serious Money(R)

                             GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------

Equity Investments Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. As discussed under "Convertible Securities Risk" above, interest rate risk is a component of convertible securities risk. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

Small Company Risk. Small company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Rule 144A Securities Risk. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

Foreign Securities Risk. There are special risks associated with investing in foreign securities including fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of the security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information with respect to issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

Tax Risk. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue


                        Strategies for Serious Money(R)                       23

                             GROWTH AND INCOME FUND

Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers and banks. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS GROWTH & INCOME FUND

[CALAMOS GROWTH/INCOME]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                   CONVERTIBLE GROWTH & INCOME FUND
                                                                                   %
                                                                   --------------------------------
1993                                                                             14.79
1994                                                                             -5.31
1995                                                                             29.14
1996                                                                             19.22
1997                                                                             23.34
1998                                                                             17.62
1999                                                                             52.97
2000                                                                              6.86
2001                                                                             -2.38
2002                                                                              -4.1

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 34.39% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -9.74% (the 3rd quarter of 1998).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 12.92%.



 24                     Strategies for Serious Money(R)

                             GROWTH AND INCOME FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2002, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                  Since Class B and C
                                     One Year      Five Years      Ten Years               Inception*
Class A
Return before taxes                   -8.67%         11.37%          13.47%                  --
Return after taxes on
  distributions                       -9.33%          9.36%          10.53%
Return after taxes on
  distributions and sale of
  Fund shares                         -5.32%          8.59%           9.87%
-----------------------------------------------------------------------------------------------------
Class B
Return before taxes                   -9.52%             --              --              -1.29%
-----------------------------------------------------------------------------------------------------
Class C
Return before taxes                   -5.73%         12.15%              --              14.61%
-----------------------------------------------------------------------------------------------------
S&P 500 Index(#)                     -22.09%         -0.58%           9.34%                  --
-----------------------------------------------------------------------------------------------------
Value Line Convertible
  Index(##)                           -5.01%         -0.22%           7.26%                  --
-----------------------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

 * Inception date for B shares is 9/11/00. Inception Date for C shares is 8/5/96.

 # The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

## The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



                        Strategies for Serious Money(R)                       25

                             GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS):
MANAGEMENT FEES                                                   .73%         .73%       .73%
---------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                          .25%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                                                    .27%         .27%       .27%
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.25%        2.00%      2.00%
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 26                     Strategies for Serious Money(R)

                             GROWTH AND INCOME FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                         One Year      Three Years      Five Years      Ten Years
Class A                                    $596           $853            $1,129         $1,915
------------------------------------------------------------------------------------------------------
Class B*                                   $703           $927            $1,278         $2,134
------------------------------------------------------------------------------------------------------
Class C**                                  $303           $627            $1,078         $2,327
------------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                         One Year      Three Years      Five Years      Ten Years
Class A                                    $596           $853            $1,129         $1,915
------------------------------------------------------------------------------------------------------
Class B*                                   $203           $627            $1,078         $2,134
------------------------------------------------------------------------------------------------------
Class C                                    $203           $627            $1,078         $2,327
------------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



                        Strategies for Serious Money(R)                       27

                                 GLOBAL GROWTH
                                AND INCOME FUND


--------------------------------------------------------------------------------
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.
AMERICAN DEPOSITORY RECEIPTS -- ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?

The primary objective of the Global Growth and Income Fund is high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, equity and fixed-income securities. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.
       The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.
       Normally the Fund invests in the securities markets of at least three countries, which may include the United States. A significant portion of the Fund's assets will be invested in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?

Foreign Securities. The Fund may invest up to 100% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. Foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person.

Convertible Securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.
       Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in


 28                     Strategies for Serious Money(R)

                                 GLOBAL GROWTH
                                AND INCOME FUND

non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
       The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

Rule 144A Securities. The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Equity Securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

High Yield Fixed-Income Securities (Junk Bonds). The Fund may invest without limit in convertible and non-convertible debt securities commonly known as "junk bonds" that are rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., or that are not rated but are considered by us to be of similar quality. The Fund will not, however, acquire a security rated below C.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Other Securities. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.


                        Strategies for Serious Money(R)                       29

                                 GLOBAL GROWTH
                                AND INCOME FUND

Foreign Securities Risk. The Fund may invest up to 100% of the Fund's net assets in securities of foreign issuers. There are special risks associated with investing in foreign securities that are not typically associated with investing in U. S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

--------------------------------------------------------------------------------
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.
--------------------------------------------------------------------------------

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.
       As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.
       If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

Interest Rate Risk. As discussed under "Convertible Securities Risk" above, interest rate risk is a component of convertible securities risk. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------

Equity Investments Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor


 30                     Strategies for Serious Money(R)

                                 GLOBAL GROWTH
                                AND INCOME FUND

perceptions, stock market trends and general economic conditions. Smaller companies are especially sensitive to these factors, and therefore may experience more price volatility than larger companies.

Small Company Risk. Small company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Rule 144A Securities Risk. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

High Yield Fixed-Income Securities (Junk Bonds) Risk. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Tax Risk. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.



                        Strategies for Serious Money(R)                       31

                                 GLOBAL GROWTH
                                AND INCOME FUND

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS GLOBAL GROWTH AND INCOME FUND

[CALAMOS GLOBAL GROWTH AND INCOME FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                       CALAMOS GLOBAL GROWTH AND
                                                                             INCOME FUND %
                                                                      ---------------------------
1997                                                                             18.34
1998                                                                             14.09
1999                                                                             47.22
2000                                                                             -5.86
2001                                                                             -7.00
2002                                                                             -5.40

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 32.29% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -11.91% (the 3rd quarter of 1998).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 10.59%.

The table below shows how the Fund's average annual performance (before and after taxes) for the one and five year periods ended December 31, 2002 and since the Fund's inception, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.


 32                     Strategies for Serious Money(R)

                                 GLOBAL GROWTH
                                AND INCOME FUND

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                        Since
                                                         One Year      Five Year      Inception*
Class A
Return before taxes                                       -9.86%          5.77%          8.29%
Return after taxes on distributions                      -10.77%          4.11%          6.59%
Return after taxes on distributions and sale of Fund
  Shares                                                  -6.01%          4.18%          6.22%
------------------------------------------------------------------------------------------------
Class B
Return before taxes                                      -10.58%            --          -6.76%
------------------------------------------------------------------------------------------------
Class C
Return before taxes                                       -7.04%          6.49%          8.82%
------------------------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(#)      -19.54%         -1.76%            --
------------------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

* Inception date for Class A shares is 9/9/96, Inception date for Class B shares is 9/11/00, Inception date for Class C shares is 9/24/96.

# The Morgan Stanley Capital International World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges around the world. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



                        Strategies for Serious Money(R)                       33

                                 GLOBAL GROWTH
                                AND INCOME FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS):
MANAGEMENT FEES                                                  1.00%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                          .25%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                                                   1.17%        1.17%      1.17%
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses*                                 2.42%        3.17%      3.17%
---------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                           .67%         .67%       .67%
---------------------------------------------------------------------------------------------------
Net Expenses                                                     1.75%        2.50%      2.50%
---------------------------------------------------------------------------------------------------

* Calamos Asset Management, Inc. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 1.75% for Class A shares and 2.50% for Class B and Class C shares. Pursuant to an agreement, the fee waiver and/or reimbursement is binding on CAM through August 31, 2004.


--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 34                     Strategies for Serious Money(R)

                                 GLOBAL GROWTH
                                AND INCOME FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Fee waivers are not considered when calculating expenses for subsequent years. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $644          $1,133           $1,647         $3,052
----------------------------------------------------------------------------------------------------
Class B*                                 $753          $1,215           $1,801         $3,256
----------------------------------------------------------------------------------------------------
Class C**                                $353          $  915           $1,601         $3,430
----------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $644          $1,133           $1,647         $3,052
----------------------------------------------------------------------------------------------------
Class B*                                 $253          $  915           $1,601         $3,256
----------------------------------------------------------------------------------------------------
Class C                                  $253          $  915           $1,601         $3,430
----------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



                        Strategies for Serious Money(R)                       35

                                HIGH YIELD FUND


--------------------------------------------------------------------------------
YIELD -- the annual return of an investment, expressed as a percentage. For bonds and notes, it is the coupon rate (interest rate) divided by the market price.
--------------------------------------------------------------------------------


WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the High Yield Fund is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain where consistent with the Fund's primary objective.
       The Fund invests mainly in a diversified portfolio of high yield fixed-income securities (often referred to as "junk bonds") issued by both U.S. and foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).
       The Fund may invest without limit in high yield fixed-income securities. The average term to maturity of the Fund's fixed-income securities will typically range from five to ten years. The Fund may invest up to 25% of its net assets in foreign securities.
       The high yield fixed-income securities in which the Fund intends to invest have lower credit ratings than investment grade securities [those rated BBB or higher by Standard and Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's")]. However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. The Fund may invest in both convertible and non-convertible high yield bonds and each shall be considered high yield, fixed-income securities for purposes of the Fund's policy of investing at least 80% of its net assets (plus any borrowings) in junk bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities.
       The ratings of S&P and Moody's are used only as preliminary indicators of investment quality. The Fund also uses its own credit research and analysis.
       Achievement of the Fund's investment objectives will be more dependent on its credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The Fund's analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.
       The portion of the Fund's assets that is not invested in junk bonds may be invested in equity securities, higher rated fixed-income securities, and other securities as described below.

--------------------------------------------------------------------------------
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.
--------------------------------------------------------------------------------


WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
High Yield Fixed-Income Securities (Junk Bonds). As discussed above, the Fund may invest without limit in convertible and non-convertible debt securities rated BB or lower by S&P, or Ba or lower by Moody's, and in securities that are not rated but are considered by us to be of similar quality.

Convertible Securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion


 36                     Strategies for Serious Money(R)

                                HIGH YIELD FUND

price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security; convert it into the underlying common stock; or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitle the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the instrument bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS -- ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.
--------------------------------------------------------------------------------


Rule 144A Securities. The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Foreign Securities. The Fund may invest up to 25% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts (ADRs) or securities guaranteed by a U.S. person. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an


                        Strategies for Serious Money(R)                       37

                                HIGH YIELD FUND

amount equal to an agreed-upon interest rate, on a specified date. During periods when it has assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

Other Securities. Although not the principal investments or strategies of the Fund, the Fund may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

High Yield Fixed-Income Securities (Junk Bonds) Risk. As mentioned above, under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings) will be invested in junk bonds. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bonds will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

Interest Rate Risk. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.



 38                     Strategies for Serious Money(R)

                                HIGH YIELD FUND

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

--------------------------------------------------------------------------------
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.
--------------------------------------------------------------------------------

       As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.
       If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

Rule 144A Securities Risk. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

Foreign Securities Risk. The Fund may invest up to 25% of its net assets in the securities of foreign issuers. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is


                        Strategies for Serious Money(R)                       39

                                HIGH YIELD FUND

composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers and banks. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's performance during the 2002, 2001 and 2000 calendar years and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS HIGH YIELD FUND

[CALAMOS HIGH YIELD FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                       CALAMOS HIGH YIELD FUND %
                                                                      ---------------------------
2000                                                                              1.14
2001                                                                             10.19
2002                                                                              0.47

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 8.24% (the 4th quarter of 2002), and the Fund's lowest return for a calendar quarter was -7.91% (the 3rd quarter of 2002).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 15.80%.


 40                     Strategies for Serious Money(R)

                                HIGH YIELD FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one year period ended December 31, 2002 and since the Fund's inception, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                              Since
                                                              One Year      Inception*
Class A
Return before taxes                                            -4.32%          1.79%
Return after taxes on distributions                            -6.12%          -.47%
Return after taxes on distributions and sale of Fund shares    -2.67%           .30%
--------------------------------------------------------------------------------------
Class B
Return before taxes                                            -5.03%          4.51%
--------------------------------------------------------------------------------------
Class C
Return before taxes                                            -1.40%          5.88%
--------------------------------------------------------------------------------------
CSFB High Yield Index(#)**                                      3.10%            --
--------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(##)**                    -1.14%            --
--------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

* Inception date for Class A shares is 8/1/99, Inception date for Class B and Class C shares is 12/21/00.
** The Board of Trustees approved a change to the Fund's benchmark on June 23, 2003 from the Merrill Lynch High Yield Master Index to the CSFB High Yield Index. The change was made because management believes the CSFB High Yield Index better reflects the Fund's orientation and is a more commonly used and recognizable index.
# The CSFB High Yield Index is an unmanaged index of high yield debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
## The Merrill Lynch High Yield Master Index measures the return of below investment grade U.S. bonds with a par value of no less than $10 million and a term to maturity of at least one year.



                        Strategies for Serious Money(R)                       41

                                HIGH YIELD FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                  Class A      Class B      Class C
Maximum Sales Charge (Load) on Purchases (as a
  percentage of offering price)                              4.75%         None         None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                        None(1)     5.00%         1.00
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                     None         None         None
-------------------------------------------------------------------------------------------------
Redemption Fee                                                None         None         None
-------------------------------------------------------------------------------------------------
Exchange Fee                                                  None         None         None
-------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
FROM FUND ASSETS):
MANAGEMENT FEES                                               .75%         .75%         .75%
-------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                      .25%        1.00%        1.00%
-------------------------------------------------------------------------------------------------
Other Expenses                                                .95%         .95%         .95%
-------------------------------------------------------------------------------------------------
Total Annual Operating Expenses*                             1.95%        2.70%        2.70%
-------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                       .20%         .20%         .20%
-------------------------------------------------------------------------------------------------
Net Expenses                                                 1.75%        2.50%        2.50%
-------------------------------------------------------------------------------------------------

* Calamos Asset Management, Inc. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 1.75% for Class A shares and 2.50% for Class B and Class C shares. Pursuant to an agreement, the fee waiver and/or reimbursement is binding on CAM through August 31, 2004.


--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 42                     Strategies for Serious Money(R)

                                HIGH YIELD FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years, and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Fee waivers are not considered when calculating expenses for subsequent years. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                         One Year      Three Years      Five Years      Ten Years
Class A                                    $644          $1,040           $1,460         $2,626
------------------------------------------------------------------------------------------------------
Class B*                                   $753          $1,119           $1,612         $3,017
------------------------------------------------------------------------------------------------------
Class C**                                  $353          $  819           $1,412         $3,017
------------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                         One Year      Three Years      Five Years      Ten Years
Class A                                    $644          $1,040           $1,460         $2,626
------------------------------------------------------------------------------------------------------
Class B*                                   $253          $  819           $1,412         $3,017
------------------------------------------------------------------------------------------------------
Class C                                    $253          $  819           $1,412         $3,017
------------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



                        Strategies for Serious Money(R)                       43

                               CONVERTIBLE FUND*

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND?
The primary objective of the Convertible Fund is current income with growth as its secondary objective.

--------------------------------------------------------------------------------
CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
--------------------------------------------------------------------------------

       The Fund invests mainly in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from five to ten years.

Convertible Securities Investing. The Fund believes there are various advantages to buying convertible securities, including:
       - the potential for capital appreciation if the value of the underlying common stock increases
       - the relatively high yield received from dividend or interest payments as compared to common stock dividends
       - the relatively lower price volatility as compared to common stock

             The Fund seeks to profit from this strategy by receiving interest on the convertible security and through an increase in the convertible's value. The convertible's value tends to increase when the market value of the underlying common stock increases.

             The Fund typically applies a four-step approach when buying and selling convertible securities, which includes:
       1. Evaluating the default risk of the convertible security using traditional credit analysis
       2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential
       3. Assessing the risk/return potential of the convertible security
       4. Evaluating the convertible security's impact on the overall composition of the Fund and its diversification strategy
       In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer's:
       - financial soundness
       - ability to make interest and dividend payments
       - earnings and cash-flow forecast
       - quality of management

Other Principal Strategies. The Fund's assets not invested in convertible securities are generally invested in equity securities and synthetic convertible securities, as described below. The Fund will also typically invest a portion of its net assets in foreign securities. International investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

---------------

* PLEASE NOTE: The Convertible Fund closed to all purchases of shares as of the close of business on April 30, 2003. Please refer to "Fund Facts -- How Can I Buy Shares" for additional information.


 44                     Strategies for Serious Money(R)

                                CONVERTIBLE FUND

--------------------------------------------------------------------------------
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.
--------------------------------------------------------------------------------

WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Convertible Securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.
       Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
       The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Fund's policy of investing at least 80% of its net assets (plus any borrowings) in convertible securities.

--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS -- ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.
--------------------------------------------------------------------------------

Rule 144A Securities. The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Foreign Securities. The Fund may invest up to 25% of its net assets in securities of foreign issuers, but generally invest approximately 5% to 15% of net assets in foreign securities. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts
(ADRs) or securities guaranteed by a U.S. person.

Equity Securities. The Fund typically will invest approximately 5% to 20% of its net assets in equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities


                        Strategies for Serious Money(R)                       45

                                CONVERTIBLE FUND

of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain.

High Yield Fixed-Income Securities (Junk Bonds). The Fund may invest without limit in convertible and non-convertible debt securities commonly known as "junk bonds" that are rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., or that are not rated but are considered by us to be of similar quality. The Fund will not, however, acquire a security rated below C.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt instruments, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

Other Investments. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the


 46                     Strategies for Serious Money(R)

                                CONVERTIBLE FUND

underlying common stock increases, and decrease as the price of the underlying common stock decreases.

--------------------------------------------------------------------------------
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.
--------------------------------------------------------------------------------

       As the market price of the underlying common stock declines, such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.
       If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

Interest Rate Risk. As discussed under "Convertible Securities Risk" above, interest rate risk is a component of convertible securities risk. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards, and less liquidity in foreign markets than in U.S. markets.

Rule 144A Securities Risk. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

High Yield Fixed-Income Securities (Junk Bonds) Risk. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a


                        Strategies for Serious Money(R)                       47

                                CONVERTIBLE FUND

period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

--------------------------------------------------------------------------------
EQUITY -- ownership interest in a corporation in the form of common or preferred stock.
--------------------------------------------------------------------------------

Equity Investments Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. Smaller companies are especially sensitive to these factors, and therefore may experience more price volatility than larger companies.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Small Company Risk. Small company stocks historically have been subject to greater investment risk than large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Tax Risk. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers and banks. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment adviser will monitor the creditworthiness of the firms to which the Fund lends securities.

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed in the past (before and after taxes) cannot predict how it


 48                     Strategies for Serious Money(R)

                                CONVERTIBLE FUND

will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

CALENDAR YEAR PERFORMANCE -- CALAMOS CONVERTIBLE FUND

[CALAMOS CONVERTIBLE FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                      CALAMOS CONVERTIBLE FUND %
                                                                      ---------------------------
1993                                                                             17.55
1994                                                                             -7.04
1995                                                                             29.25
1996                                                                             16.70
1997                                                                             20.81
1998                                                                             11.64
1999                                                                             35.09
2000                                                                              7.25
2001                                                                             -4.28
2002                                                                             -4.56

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 25.59% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -10.54% (the 3rd quarter of 1998).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 10.62%.



                        Strategies for Serious Money(R)                       49

                                CONVERTIBLE FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2002, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                          One                                     Since Class B and
                                         Year      Five Years      Ten Years           C Inception*
Class A
Return before taxes                    -9.11%         7.08%          10.86%                 --
Return after taxes on distributions    -9.72%         5.15%           8.01%
Return after taxes on distributions
  and sale of Fund shares              -5.59%         5.06%           7.70%
---------------------------------------------------------------------------------------------------
Class B
Return before taxes                    -9.96%            --              --             -0.96%
---------------------------------------------------------------------------------------------------
Class C
Return before taxes                    -6.24%         7.60%              --             10.33%
---------------------------------------------------------------------------------------------------
Value Line Convertible Index(#)        -5.01%        -0.22%           7.26%                 --
---------------------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

* Inception date for B shares is 9/11/00. Inception Date for C shares is 7/5/96.

# The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



 50                     Strategies for Serious Money(R)

                                CONVERTIBLE FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions                                                   None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
FROM FUND ASSETS):
MANAGEMENT FEES                                                  .73%         .73%       .73%
-------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                         .25%        1.00%      1.00%
-------------------------------------------------------------------------------------------------
Other Expenses                                                   .22%         .22%       .22%
-------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.20%        1.95%      1.95%
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




                        Strategies for Serious Money(R)                       51

                                CONVERTIBLE FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $591           $838            $1,103         $1,860
----------------------------------------------------------------------------------------------------
Class B*                                 $698           $912            $1,252         $2,080
----------------------------------------------------------------------------------------------------
Class C**                                $298           $612            $1,052         $2,275
----------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $591           $838            $1,103         $1,860
----------------------------------------------------------------------------------------------------
Class B*                                 $198           $612            $1,052         $2,080
----------------------------------------------------------------------------------------------------
Class C                                  $198           $612            $1,052         $2,275
----------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



 52                     Strategies for Serious Money(R)

                              MARKET NEUTRAL FUND*

WHAT ARE THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUND? The primary objective of the Market Neutral Fund is high current income consistent with stability of principal.

--------------------------------------------------------------------------------
CONVERTIBLE SECURITY -- corporate security (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually common stock) at a set price or formula.
CAPITAL APPRECIATION -- an increase in the market price of an asset, such as stocks or bonds.
--------------------------------------------------------------------------------

       The Fund invests mainly in convertible securities and employs short selling to enhance income and hedge against market risk. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from five to ten years.

Convertible Securities Investing. The Fund believes there are various advantages to buying convertible securities, including:
       - the potential for capital appreciation if the value of the underlying common stock increases
       - the relatively high yield received from dividend or interest payments as compared to common stock dividends
       - the relatively lower price volatility as compared to common stock
       The Fund typically applies a four-step approach when buying and selling convertible securities, which includes:
       1. Evaluating the default risk of the convertible security using traditional credit analysis
       2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential
       3. Assessing the risk/return potential of the convertible security
       4. Evaluating the convertible security's impact on the overall composition of the Fund and its diversification strategy
       In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer's:
       - financial soundness
       - ability to make interest and dividend payments
       - earnings and cash-flow forecast
       - quality of management

Convertible Hedging. The Fund seeks to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the Fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the Fund's obligation to the lending broker and are invested in liquid securities. The Fund anticipates that, from time to time, approximately 30% to 70% of its net assets will be employed for short sales.

---------------

* PLEASE NOTE: The Market Neutral Fund closed to all purchases of shares as of the close of business on March 14, 2003. Please refer to "Fund Facts--How Can I Buy Shares" for additional information.


                        Strategies for Serious Money(R)                       53

                              MARKET NEUTRAL FUND

--------------------------------------------------------------------------------
MARKET PRICE -- the last reported sales price of a security (if on an exchange) or the last bid and ask prices if the security is traded over-the-counter.
--------------------------------------------------------------------------------

       If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund's gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales.
       In determining the appropriate portion of the Fund's equity exposure to hedge, it may consider:
       - the general outlook for interest rates and equity markets
       - the availability of stock to sell short
       - expected returns and volatility

Other Principal Strategies. The Fund may invest without limit in high yield fixed-income securities (often referred to as "junk bonds"). In addition, the Fund may engage in active and frequent trading of portfolio securities.

--------------------------------------------------------------------------------
DEBT OBLIGATION -- a security which is a written promise to repay a debt such as a bond or note.
--------------------------------------------------------------------------------


WHAT ARE THE TYPES OF SECURITIES THE FUND INVESTS IN?
Convertible Securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.
       Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund. Conversely, certain convertible debt securities may provide a "put option" which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
       The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock


 54                     Strategies for Serious Money(R)

                              MARKET NEUTRAL FUND

into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times.

Rule 144A Securities. The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

High Yield Fixed-Income Securities (Junk Bonds). The Fund may invest without limit in convertible and non-convertible debt securities commonly known as "junk bonds" that are rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc., or that are not rated but are considered by us to be of similar quality. The Fund will not, however, acquire a security rated below C.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions without limitation in all types of money market and short term debt securities, and repurchase agreements. In a repurchase agreement, the Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. During periods when the Fund has assumed a temporary defensive position, it may not be able to achieve its investment objective.

Other Securities. Although not the principal investments or strategies of the Fund, it may utilize other investments and investment techniques which may impact performance, including options, warrants, futures and other strategic transactions. More information about Fund investments and strategies is provided in the Statement of Additional Information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
In addition to the principal risks described below, the Fund's principal risks include market risk, market disruption risk and investment management risk. Please refer to the discussion of those risks under "The Funds" at the front of this prospectus.

Short Sale Risk. Short sales are a key component of the Fund's strategy. Short sales involve risks, including:
       - The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security.
       - The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.
       - The Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities.



                        Strategies for Serious Money(R)                       55

                              MARKET NEUTRAL FUND

Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.
       As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.
       If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

Interest Rate Risk. As discussed under "Convertible Securities Risk" above, interest rate risk is a component of convertible securities risk. Interest rate risk is the risk that the Fund's investments will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of the bonds held by the Fund generally decrease in periods when interest rates are rising. In addition, interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

High Yield Fixed-Income Securities (Junk Bonds) Risk. The Fund's investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.


 56                     Strategies for Serious Money(R)

                              MARKET NEUTRAL FUND

Rule 144A Securities Risk. The Fund may invest without limit in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether securities purchased under Rule 144A are illiquid. The Fund is restricted to investing no more than 10% of its total assets in securities that are illiquid, that is, not readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percent of the Fund's assets invested in illiquid securities would increase.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Portfolio Turnover Risk. Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have higher transaction costs which would affect the Fund's performance over time. In addition, shareholders may incur taxes on any realized capital gains.

Tax Risk. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

--------------------------------------------------------------------------------
TOTAL RETURN -- the return on an investment including income from dividends and interest as well as appreciation or depreciation in the price of the security over a given time period.
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED IN THE PAST?
The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and how the Fund's average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that how the Fund has performed (before and after taxes) in the past cannot predict how it will perform in the future. The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.



                        Strategies for Serious Money(R)                       57

                              MARKET NEUTRAL FUND

CALENDAR YEAR PERFORMANCE -- CALAMOS MARKET NEUTRAL FUND

[CALAMOS MARKET NEUTRAL FUND BAR CHART]

                                                                      CALENDAR YEAR PERFORMANCE -
                                                                     CALAMOS MARKET NEUTRAL FUND %
                                                                     -----------------------------
1993                                                                             12.13
1994                                                                             -7.41
1995                                                                             14.46
1996                                                                              8.17
1997                                                                             14.00
1998                                                                             10.04
1999                                                                             13.68
2000                                                                             10.33
2001                                                                              8.49
2002                                                                              6.61

       For the period included in the bar chart, the Fund's highest return for a calendar quarter was 6.94% (the 4th quarter of 1999), and the Fund's lowest return for a calendar quarter was -4.47% (the 2nd quarter of 1994).
       The Fund's calendar year-to-date total return as of June 30, 2003 was 4.58%.



 58                     Strategies for Serious Money(R)

                              MARKET NEUTRAL FUND

The table below shows how the Fund's average annual performance (before and after taxes) for the one, five and ten year periods ended December 31, 2002, compared with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution or assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary. The table includes the effects of sales charges for each share class.

AVERAGE ANNUAL TOTAL RETURNS--FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                Since Class B and C
                                   One Year      Five Years      Ten Years               Inception*
Class A
Return before taxes                  1.55%          8.74%           8.34%                  --
Return after taxes on
  distributions                       .49%          6.65%           6.16%
Return after taxes on
  distributions and sale of Fund
  shares                              .93%          6.12%           5.74%
---------------------------------------------------------------------------------------------------
Class B
Return before taxes                   .87%            --              --                5.89%
---------------------------------------------------------------------------------------------------
Class C
Return before taxes                  4.81%             --              --               7.45%
---------------------------------------------------------------------------------------------------
Citigroup One-Month Treasury Bill
  Index(#)                           1.65%          3.98%           4.18%                  --
---------------------------------------------------------------------------------------------------
Lehman Brothers Govt /Corp. Bond
  Index(#)                          11.04%          7.62%           7.61%                  --
---------------------------------------------------------------------------------------------------

Performance shown includes the effects of an overpayment of dividends and/or capital gains distribution to shareholders of certain classes of shares of the Fund (and a corresponding capital contribution by the adviser) which increased certain return figures.

* Inception date for B shares is 9/11/00, Inception date for C shares is 2/16/00.

# The Citigroup One-Month Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



                        Strategies for Serious Money(R)                       59

                              MARKET NEUTRAL FUND

--------------------------------------------------------------------------------
SHAREHOLDER FEES -- fees paid directly from your investment, which include sales charges and redemption fees that you may pay when you buy or sell shares of the Fund.
--------------------------------------------------------------------------------


WHAT ARE THE FEES AND EXPENSES OF THE FUND?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. There are shareholder fees which are subtracted directly from the amount you invest and there are annual operating expenses which are subtracted each year from the assets in the Fund. Please refer to the "How Can I Buy Shares?" section of this prospectus for information regarding sales load discounts and waivers.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):                      Class A      Class B    Class C
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)                                                4.75%         None       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None(1)     5.00%      1.00%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None         None       None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                    None         None       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                      None         None       None
---------------------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and .50% if redeemed during the second year following purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS):
MANAGEMENT FEES                                                   .74%         .74%       .74%
---------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12b-1)                          .25%        1.00%      1.00%
---------------------------------------------------------------------------------------------------
Other Expenses                                                    .54%         .54%       .54%
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.53%        2.28%      2.28%
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
MANAGEMENT FEES -- a fee paid to the investment adviser for managing the Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.
--------------------------------------------------------------------------------




 60                     Strategies for Serious Money(R)

                              MARKET NEUTRAL FUND

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
       This example shows an investment made and held for one year, three years, five years and ten years. In each case, the example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $623          $  935           $1,270         $2,212
----------------------------------------------------------------------------------------------------
Class B*                                 $731          $1,012           $1,420         $2,427
----------------------------------------------------------------------------------------------------
Class C**                                $331          $  712           $1,220         $2,615
----------------------------------------------------------------------------------------------------

       You would pay the following expenses if you did not redeem your shares.

                                       One Year      Three Years      Five Years      Ten Years
Class A                                  $623           $935            $1,270         $2,212
----------------------------------------------------------------------------------------------------
Class B*                                 $231           $712            $1,220         $2,427
----------------------------------------------------------------------------------------------------
Class C                                  $231           $712            $1,220         $2,615
----------------------------------------------------------------------------------------------------

* Assumes conversion to Class A shares eight years after purchase. For the first example that assumes that you redeem all of your shares at the end of each time period, the contingent deferred sales charge was applied as follows: 1 year (5%), 3 years (3%), 5 years (2%) and 10 years (0%).

** The contingent deferred sales charge was applied as follows: 1 year (1%); 3, 5, and 10 years (0%).



                        Strategies for Serious Money(R)                       61

                                   FUND FACTS

WHO MANAGES THE FUNDS?
The Fund's investments are managed by Calamos Asset Management, Inc. ("CAM"), 1111 E. Warrenville Road, Naperville, IL. At June 30, 2003 CAM managed approximately $17.8 billion in assets of individuals and institutions. CAM is a wholly-owned subsidiary of Calamos Holdings, Inc. ("CHI"). CHI is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.
       Subject to the overall authority of the board of trustees, CAM provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund pays CAM a fee based on average daily net assets that is accrued daily and paid on a monthly basis. The fee paid by Growth Fund is at the annual rate of 1% of the first $500 million of average net assets, ..90% of the next $500 million of average net assets, and .80% of average net assets in excess of $1 billion. The fee paid by each of Mid Cap Value Fund and Global Growth and Income Fund is at the annual rate of 1% of average net assets. The fee paid by High Yield Fund is at the annual rate of .75% of average net assets. The fee paid by each of Growth & Income Convertible Fund Market Neutral Fund is at the annual rate of .75% of the first $500 million of average net assets, .70% of the next $500 million of average net assets, and .65% of average net assets in excess of $1 billion.
       CAM has contractually agreed to limit the annual ordinary operating expenses of each Fund, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class B shares, and 2.50% for Class C shares. This agreement is binding on CAM through August 31, 2004 for all Funds.
       For each Fund, the actual amount as a percentage of average net assets the Fund paid to CAM in management fees for the most recent fiscal year was:

Growth Fund                                                    .87%
-----------------------------------------------------------------------
Mid Cap Value Fund                                            1.00%
-----------------------------------------------------------------------
Growth and Income Fund                                         .73%
-----------------------------------------------------------------------
Global Growth and Income Fund                                 1.00%
-----------------------------------------------------------------------
High Yield Fund                                                .75%
-----------------------------------------------------------------------
Convertible Fund                                               .73%
-----------------------------------------------------------------------
Market Neutral Fund                                            .74%
-----------------------------------------------------------------------

Note that Blue Chip Fund has not yet paid a management fee. However, it will pay
CAM a management fee equal to    % of its average net assets.

       John P. Calamos and Nick P. Calamos are responsible for managing the portfolios of Growth and Income Fund, Global Growth and Income Fund, High Yield Fund and Convertible Fund; John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. are primarily responsible for the day-to-day management of the portfolios of Growth Fund, Blue Chip Fund, Mid Cap Value Fund and Market Neutral Fund. During the past five years, John P. Calamos has been President and a Trustee of the Trust and Chairman, CEO and Co-Chief Investment Officer of CAM; John P.


 62                     Strategies for Serious Money(R)

                                   FUND FACTS

Calamos, Jr. has been a portfolio manager and Executive Vice President of CAM; and Nick P. Calamos has been Vice President of the Trust, a Trustee of the Trust since 1997 and Senior Executive Vice President and Co-Chief Investment Officer of CAM.

--------------------------------------------------------------------------------
NET ASSET VALUE -- the dollar value of a single mutual fund share based on the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.
--------------------------------------------------------------------------------


HOW CAN I BUY SHARES?
This prospectus offers three classes of shares, Class A, Class B and Class C of each Fund. The different classes of shares of a Fund are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different share prices.
       You may purchase Fund shares in any of the following ways:

Class A Shares    The offering price of a Class A share is the net asset value plus an initial sales charge. The maximum sales charge is 4.75% of the offering price. Reduced sales charges are available for purchases of $50,000 or more. A .25% distribution fee (Rule 12b-1, explained below) is also applied to Class A shares.

Class B Shares    The offering price of a Class B share is the net asset value with no initial sales charge. A 1.00% distribution and service fee and a contingent deferred sales charge of up to 5.00% on shares sold within six years of purchase (falling to zero after six years) are applied to Class B shares. The charge will not be applied to the purchase of shares from the reinvestment of dividends or capital gains distributions.
                  Class B shares automatically convert to Class A shares after eight years, which means lower annual expenses at that point forward.

Class C Shares    The offering price of a Class C share is the net asset value with no initial sales charge. A 1.00% distribution and service fee and a 1% contingent deferred sales charge on shares sold within one year of purchase are applied to Class C shares. The charge will not be applied to the purchase of shares from the reinvestment of dividends or capital gains distributions.
                  Class C shares have a lower contingent deferred sales charge than Class B shares, but Class C shares DO NOT convert to Class A shares.
       You may buy shares of the Funds by contacting the securities broker-dealer or other financial services firm who gave you this prospectus. When you buy shares, be sure to specify whether you want Class A, Class B or Class C shares. Shares of the Funds have not been registered for sale outside of the United States.
       The table above summarizes the main differences among Class A, Class B and Class C shares, which lie primarily in their initial and contingent deferred sales charge structures and their distribution fees. Each class has distinct advantages and disadvantages for different investors, and you should choose the class that best suits your circumstances and objectives.



                        Strategies for Serious Money(R)                       63

                                   FUND FACTS

DISTRIBUTION AND SERVICE (RULE 12b-1) PLAN
The Funds have a Distribution and Service Plan or "12b-1 Plan". Under the plan, Class A shares pay a distribution and/or service fee of .25% of the average daily net assets of the class. Class B and Class C shares pay a service fee of ..25% and a distribution fee of .75%.
       Since a Fund's assets are used to pay 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the National Association of Securities Dealers (NASD).

HOW MUCH DOES IT COST TO BUY CLASS A SHARES?
Class A shares are sold at the net asset value per share plus an initial sales charge. The sales charge varies depending on the amount of your purchase, as follows:

                                              Sales Charge
                                         ----------------------
                                         As a % of    As a % of
                                         Net Amount   Offering
                                          Invested      Price
Less than $50,000                           4.99%       4.75%
--------------------------------------------------------------------
$50,000 but less than $100,000              4.44        4.25
--------------------------------------------------------------------
$100,000 but less than $250,000             3.63        3.50
--------------------------------------------------------------------
$250,000 but less than $500,000             2.56        2.50
--------------------------------------------------------------------
$500,000 but less than $1,000,000           2.04        2.00
--------------------------------------------------------------------
$1,000,000 or more                          None*       None*
--------------------------------------------------------------------

*Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

HOW CAN I REDUCE SALES CHARGES FOR CLASS A PURCHASES?
Rights of Accumulation. If you already own shares in a Fund, you may add the value of those shares to the value of any new investment. Then, the sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment. To determine the value of the shares of your current investment, you can use either the current public offering price or the actual price you paid, whichever is greater.

Statement of Intention. You can purchase additional Class A shares of any of the Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at once under a Letter of Intent. A Letter of Intent does not obligate you to purchase or sell additional Class A shares. A price adjustment is made according to the actual amount purchased within the 13-month period.



 64                     Strategies for Serious Money(R)

                                   FUND FACTS

$1,000,000 Purchase Order. You may purchase Class A shares of a Fund at net asset value without a sales charge provided that the total amount invested in the Fund or other Funds totals at least $1,000,000. With a $1,000,000 purchase order, you will pay a contingent deferred sales charge of 1% on shares that are sold within one year after purchase or .50% on shares that are sold during the second year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

HOW CAN I PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?
Class A shares of a Fund may be purchased at net asset value, with no initial sales charge, under the following scenarios, provided you notify Calamos Financial Services, Inc. ("CFS"), the Funds' distributor, in writing at the time of purchase that you are eligible as follows:
       (a) any investor buying shares that have been recommended by an investment consultant to whom you pay a fee for services relating to investment selection, including wrap accounts maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with CFS with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no-load", or otherwise offered for sale at NAV without a wrap fee;
       (b) any investor buying shares through an investment advisory account with CAM or through a brokerage account with CFS over which CFS has investment discretion;
       (c) any investor buying shares in a non-discretionary, non-advisory, asset-based-fee brokerage account of a broker-dealer having a selling group agreement with CFS;
       (d) any investor buying shares by exchange of Cash Account Shares or Summit Fund Shares previously purchased through use of the exchange privilege;
       (e) any investor buying shares through an employee benefit plan, including individual retirement accounts introduced to the Funds through participation in a company-sponsored employee benefit plan;
       (f) any employee benefit plan buying shares through an intermediary that has signed a participation agreement with CFS specifying certain asset minimums and qualifications, and marketing, program and trading restrictions;
       (g) any insurance company separate account;
       (h) any employee or registered representative of CFS, one of its affiliates or a broker-dealer with a selling group agreement with CFS;
       (i) any current or retired trustee of the Trust, or any other investment company sponsored by CAM;
       (j) any member of the immediate family of a person qualifying under (h) or (i), including a spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships;
       (k) any trust, pension, profit sharing, or other benefit plan in which any person qualifying under (h) is a participant;
       (l) any 401(k) plan (cash or deferred arrangement intended to qualify under section 401(k) of the Internal Revenue Code) or other qualified retirement plan to which a person


                        Strategies for Serious Money(R)                       65

                                   FUND FACTS

qualifying under (h), (i) or (j) makes voluntary contributions into his or her own account, investing with self direction;
       (m) purchases through mutual fund supermarkets, where the sponsor of such supermarket has entered into an agreement with CFS with respect to such purchases and/or accounts;
       (n) any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;
       (o) any investment company or investor who has entered into an investment advisory/ investment management or sub-advisory agreement with CAM.
       (p) any investor buying shares through a brokerage account with a broker-dealer who has waived the initial sales charge to which the broker-dealer otherwise would be entitled.
       In addition, Class A shares of the Convertible Fund may be bought without an initial sales charge by any shareholder of the Convertible Fund who has been a shareholder since April 30, 1992.

CLASS B SHARES
With Class B shares, you pay no initial sales charge, but the Fund pays a distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class B shares are somewhat higher compared to Class A shares, which pay a .25% distribution and/or service fee. After eight years, Class B shares automatically convert to Class A, which has the effect of lowering the annual expenses from the ninth year on.
       Class B shares have a contingent deferred sales charge that declines over the years you own shares, and terminates completely after six years of ownership. For any shares you sell within those six years, you may be charged at the following rates based on the lesser of the redemption price or purchase price:

Year After You Bought Shares  Contingent Deferred Sales Charge
First year                                 5.00%
--------------------------------------------------------------
Second year                                4.00%
--------------------------------------------------------------
Third or fourth year                       3.00%
--------------------------------------------------------------
Fifth year                                 2.00%
--------------------------------------------------------------
Sixth year                                 1.00%
--------------------------------------------------------------

TELEPHONE PURCHASES PERMITTED
Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an Automatic Clearing House member. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.823.7386 to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request in writing along with a voided check, to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.


 66                     Strategies for Serious Money(R)

                                   FUND FACTS

--------------------------------------------------------------------------------
TRANSFER AGENT -- maintains the Fund's shareholder records including purchases, sales and account balances.
--------------------------------------------------------------------------------

       To purchase shares by telephone, call 800.823.7386. The purchase price for the shares will be the net asset value per share next computed after receipt by the Funds' transfer agent of your telephone purchase if you call to place your order by 3:00 p.m. Central time. The Funds will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day.
       The Funds may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund. The Funds, and their transfer agent, will be liable for losses resulting from unauthorized telephone purchases only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SHARES OF MARKET NEUTRAL FUND AND CONVERTIBLE FUND
As of the close of business on March 14, 2003 and April 30, 2003, respectively, the Market Neutral Fund and Convertible Fund closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of each Fund or any other Calamos Fund. However, each Fund will continue to accept reinvestments of dividends or capital gain distributions on shares of the Fund.
       The Trust reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares of Market Neutral Fund or Convertible Fund where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund. If you have any questions about your eligibility to purchase shares of the Fund, please call 800.823.7386.

HOW CAN I SELL SHARES?

THROUGH YOUR BROKER-DEALER (CERTAIN CHARGES MAY APPLY)
Shares held for you in your broker-dealer's name must be sold through the broker-dealer.

WRITING TO THE FUND'S TRANSFER AGENT
As a shareholder, you may request a Fund to redeem your shares. When the shares are held for you by the Funds' transfer agent, you may sell your shares by sending a written request with signatures guaranteed to: U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), P.O. Box 701, Milwaukee, WI 53201. You may redeem your shares by written request without a signature guarantee, provided that the proceeds of the redemption are not more than $50,000 and they are to be sent to the registered holder at the address of record. If you hold physical certificates for your shares, they must be endorsed and mailed to or deposited with U.S. Bancorp along with a written request for redemption. Under certain circumstances, before shares can be sold, additional documents may be required in order to verify the authority of the person who is selling the shares.



                        Strategies for Serious Money(R)                       67

                                   FUND FACTS

TELEPHONE REDEMPTIONS
If you have elected the telephone redemption privilege you may redeem your shares by telephone. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an IRA account or in an account for which you have changed the address within the preceding 30 days.
       During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.
       To permit telephone redemptions, you must authorize telephone redemption on your account application prior to calling us with your redemption request. Call us at 800.823.7386 to obtain an account application with the telephone redemption option. If you did not authorize telephone redemption on your original account application, you may request telephone redemption by submitting a request in writing with a signature guarantee. If you want redemption proceeds paid by wire transfer to your bank account, send your request for telephone redemption, along with a voided check, to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.
       To redeem shares from your account by telephone, call 800.823.7386. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Funds will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Funds also may record a call, request more information and send written confirmation of telephone transactions. The Funds (and their transfer agent) will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone if the Funds reasonably believe that such instructions are genuine. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone redemptions, they may be liable for any loss due to unauthorized or fraudulent instructions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

PROCEEDS
The Funds will send your redemption proceeds to you by check or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request and the cost of the wire (currently $15.00) will be deducted from the redemption proceeds. A redemption request received after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange ("NYSE") if the NYSE closes before 4 p.m.) will be deemed received on the next business day.

PROCESSING TIME
A check for the proceeds from the sale will not be sent to you until the check used to purchase the shares has cleared, which can take up to 15 days after purchase. You may avoid this delay by buying shares with a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.



 68                     Strategies for Serious Money(R)

                                   FUND FACTS

SMALL ACCOUNTS
Due to the relatively high cost of handling small accounts, each Fund may give you 30 days' written notice that it intends to buy your shares, at net asset value, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuation.
       ONCE YOUR INSTRUCTIONS TO SELL SHARES OF THE FUNDS HAVE BEEN RECEIVED, YOU MAY NOT CANCEL OR REVOKE YOUR REQUEST. IT IS, THEREFORE, VERY IMPORTANT THAT YOU CALL US IF YOU HAVE ANY QUESTIONS ABOUT THE REQUIREMENTS FOR SELLING SHARES BEFORE SUBMITTING YOUR REQUEST.

TRANSACTION INFORMATION

SHARE PRICE
Each Fund's share price, or net asset value (NAV) is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the Exchange is open. The NYSE is regularly closed on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.
       The NAV per share for each class of shares of a Fund is calculated by dividing the value of all of the securities and other assets of that class of shares of the Fund, less its liabilities, by the number of shares outstanding for that class of Fund shares. When shares are purchased or sold, the order is processed at the next NAV that is calculated on any day the NYSE is open for trading, after receiving a purchase or sale order. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to U.S. Bancorp so such orders will be received in a timely manner.
       The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market.
       The foreign securities held by a Fund are traded on exchanges throughout the world. Trading on those foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund's NAV, and the NAV may change on days when you will not be able to buy or sell the Fund's shares.
       If market prices are not readily available or when the valuation methods mentioned above do not produce a value reflective of the fair value of the securities, such securities or other assets are priced at a fair value as determined by the board of trustees or a committee thereof. Any fair



                        Strategies for Serious Money(R)                       69

                                   FUND FACTS

value pricing will be based on what the board or a committee thereof believes is a fair value of the security rather than the last quoted price of the security.

Exchange Privilege. You may exchange Class A shares of a Fund for Class A shares of another Fund with no sales charge. Class B shares of a Fund can be exchanged for Class B shares of another Fund with no contingent deferred sales charge. Class C shares of a Fund can also be exchanged for Class C shares of another Fund with no contingent deferred sales charge. You may exchange your shares by writing to us at The Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone redemption on your account application, you may also exchange your shares by calling us at 800.823.7386. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. AN EXCHANGE TRANSACTION IS CONSIDERED A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE -- an authentication of a signature in the form of a stamp or seal by a bank, stock exchange member or other acceptable guarantor (not a Notary Public).
--------------------------------------------------------------------------------

WHERE CAN I HAVE MY SIGNATURE GUARANTEED?
As discussed above, with certain written requests to sell shares, each person signing must have their signature guaranteed. You can obtain a signature guarantee from most brokerage houses, including CFS, and financial institutions.

WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUNDS?
The minimum initial investment for each of Class A, Class B and Class C shares of each Fund other than the Market Neutral Fund is $1,000. The minimum initial investment for each of Class A, Class B and Class C shares of the Market Neutral Fund is $10,000. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50.

TRANSACTION RESTRICTIONS
The Funds reserve the right to reject any order for the purchase of shares in whole or in part, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. Since frequent trading and short-term market timing potentially can harm a Fund's portfolio management, you may not make more than four exchanges from a Fund during any calendar year. If you exceed this limit, or if a Fund or the distributor determines, in its sole discretion, that there appears to be a pattern of market timing or other frequent purchases or sales, it reserves the right to reject any exchange, purchase or redemption order. Although each Fund will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

BROKER TRANSACTIONS
If you buy and sell shares of a Fund through a member of the National Association of Securities Dealers, Inc. other than CFS, the Funds' distributor, that member may charge a fee for that service. Please read this prospectus along with any material describing fees and services that the member firm may charge.


 70                     Strategies for Serious Money(R)

                                   FUND FACTS

REDEMPTION-IN-KIND
The Funds reserve the right to honor any request for sales or repurchase by paying you with readily marketable securities, either in whole or in part. This is considered a "redemption-in-kind." The Fund will choose these securities and value them in the same way as they are valued for purposes of computing the Fund's net asset value. You may incur transaction expenses if you convert these securities to cash.

PROSPECTUSES AND SHAREHOLDER REPORTS
The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.823.7386 or write to us at The Calamos Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 to request individual copies of these documents. The Funds will begin sending you individual copies within thirty days of your request.

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
DIVIDENDS -- income paid to shareholders as cash or reinvested in additional Fund shares as they are paid.
--------------------------------------------------------------------------------


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional shares of the Fund of the same class you already own. These shares are valued at the next net asset value per share that is computed after the dividend or distribution date. There is no sales charge applied. The Convertible Fund, Growth and Income Fund, Market Neutral Fund, Global Growth and Income Fund and High Yield Fund declare and pay dividends from net investment income quarterly; the Growth Fund and the Mid Cap Value Fund declare dividends annually. Net realized long-term capital gains, if any, are paid to shareholders by each Fund at least annually.

--------------------------------------------------------------------------------
DISTRIBUTIONS -- payment of a dividend or capital gain to shareholders as cash or reinvested in the Fund as they are paid.
--------------------------------------------------------------------------------

       If two consecutive dividend checks from a Fund are returned undeliverable, those dividends will be invested in additional shares of that Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

TAXES
You may realize a capital gain or capital loss when you sell (redeem) shares. The federal tax treatment will depend, of course, on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state and locality.
       The dividends and distributions paid by a Fund are subject to taxation as of the date of payment, except for those distributions declared in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.
       You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. As a result of tax law changes in 2003, your share of a Fund's "qualified dividend income" will be eligible for taxation at the


                        Strategies for Serious Money(R)                       71

                                   FUND FACTS

reduced rate of 15% now applicable to long-term capital gains. Annually, the Funds will advise you of the source of your distributions for tax purposes.
       A Fund may be required to withhold federal income tax ("backup withholding") from payments to you if:
       - you fail to furnish your properly certified Social Security or other tax identification number;
       - you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or
       - the Internal Revenue Service ("IRS") informs the Fund that your tax identification number is incorrect.
       These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.



 72                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

       The tables below are intended to help you understand the Funds' financial performance for the period shown below for Class A, Class B, and Class C shares. Due to its recent inception, Blue Chip Fund does not have performance information for the period shown below. Certain information reflects financial results for a single Fund share. The Total Return figures show what an investor in a Fund would have earned (or lost) if all distributions had been reinvested. This information has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

GROWTH FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                    Class A                                            Class B
                          ------------------------------------------------------------   -----------------------------------
                                                                                                                   Sept. 11,
                                                                                              Year Ended             2000
                                              Year Ended March 31,                             March 31,            through
                          ------------------------------------------------------------   ---------------------     March 31,
                             2003           2002          2001        2000      1999       2003         2002         2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period       $    37.64     $    37.04     $  48.17     $ 23.51   $ 20.06   $  39.79     $  39.45      $ 50.67
Income from investment
operations:
   Net investment income       (0.37)**       (0.41)**     (0.27)**    (0.56)    (0.30)     (0.65)**     (0.47)**     (0.31)**
   Net realized and
   unrealized gain
   (loss) on investments       (5.59)          1.01        (5.87)      28.35      3.75      (5.90)        0.81       (10.02)
                          ----------     ----------     --------     -------   -------   --------     --------      -------
   Total from investment
   operations                  (5.96)          0.60        (6.14)      27.79      3.45      (6.55)        0.34       (10.33)
 ---------------------------------------------------------------------------------------------------------------------------
 Capital contribution
   from Advisor                   --             --           --          --        --         --           --         3.77
 Less distributions:
   Dividends from net
   realized capital
   gains                          --             --        (4.99)      (3.13)       --         --           --        (0.89)
   Distributions from
   capital contributions          --             --           --          --        --         --           --        (3.77)
                          ----------     ----------     --------     -------   -------   --------     --------      -------
   Total distributions            --             --        (4.99)      (3.13)       --         --           --        (4.66)
 ---------------------------------------------------------------------------------------------------------------------------
 Net assets value, end
   of period              $    31.68     $    37.64     $  37.04     $ 48.17   $ 23.51   $  33.24     $  39.79      $ 39.45
 ---------------------------------------------------------------------------------------------------------------------------
 Total Return(a)(b)            (15.8)%          1.6%       (14.2)%     123.4%     17.2%     (16.5)%        0.9%       (13.0)%
 ---------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental
   data:
   Net assets, end of
   period (000)           $1,768,431     $1,027,091     $140,353     $40,102   $13,553   $250,121     $130,934      $ 7,158
   Ratio of net expenses
   to average net assets         1.4%           1.5%         1.5%        2.0%      2.0%       2.2%         2.3%         2.2%*
   Ratio of net
   investment income to
   average net assets           (1.1)%         (1.1)%       (0.7)%      (1.7)%    (1.6)%     (1.9)%       (1.9)%       (1.4)%*
   Ratio of gross
   expenses to average
   net assets prior to
   waiver and absorption
   of expenses by the
   advisor                       1.4%           1.5%         1.5%        2.4%      2.4%       2.2%         2.3%         3.4%*
----------------------------------------------------------------------------------------------------------------------------
                                              Year Ended March 31,
                          ------------------------------------------------------------
                             2003           2002          2001        2000      1999
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate         60.5%          78.8%        90.9%      175.3%    184.3%
----------------------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -14.2% -20.6% -14.8%, and -13.9% for Class A, Class B, Class C and Class I shares, respectively.
 *  Annualized
**  Net investment income allocated based on average shares method.


                        Strategies for Serious Money(R)                       73

                              FINANCIAL HIGHLIGHTS

GROWTH FUND

                                                                              Class C Shares
                                                        -----------------------------------------------------------
                                                                           Year Ended March 31,
                                                        -----------------------------------------------------------
                                                          2003          2002         2001         2000        1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  37.03      $  36.72      $ 47.16      $23.18      $19.85
Net income from investment operations:
 Net investment income                                     (0.61)**      (0.68)**     (0.56)**    (1.55)      (0.11)
 Net realized and unrealized gain (loss) on
 investments                                               (5.48)         0.99        (5.82)      28.66        3.44
                                                        --------      --------      -------      ------      ------
 Total from investment operations                          (6.09)         0.31        (6.38)      27.11        3.33
-------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor                             --            --         0.61          --          --
Less distributions:
Dividends from net investment income
 Dividends from net realized gains                            --            --        (4.06)      (3.13)         --
 Distributions paid from capital
 Distributions from capital contribution                      --            --        (0.61)         --          --
                                                        --------      --------      -------      ------      ------
 Total distributions                                          --            --        (4.67)      (3.13)         --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  30.94      $  37.03      $ 36.72      $47.16      $23.18
-------------------------------------------------------------------------------------------------------------------
Total return(a)(b)                                         (16.5)%         0.8%       (13.4)%     122.2%       16.8%
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
 Net assets, end of period (000)                        $585,040      $333,734      $52,463      $6,017      $  308
 Ratio of net expenses to average net assets                 2.2%          2.3%         2.2%        2.5%        2.5%
 Ratio of net investment income to average net assets       (1.9)%        (1.9)%       (1.4)%      (2.2)%      (2.1)%
 Ratio of gross expenses to average net assets prior
 to waiver and absorption of expenses by the
 advisor(c)                                                  2.2%          2.3%         2.5%        3.0%        3.0%
-------------------------------------------------------------------------------------------------------------------



 74                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                  Class A                    Class B                    Class C
                                          -----------------------    -----------------------    -----------------------
                                                       January 2,                 January 2,                 January 2,
                                            Year          2002         Year          2002         Year          2002
                                            Ended       through        Ended       through        Ended       through
                                          March 31,    March 31,     March 31,    March 31,     March 31,    March 31,
                                            2003          2002         2003          2002         2003          2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.89        $10.00       $ 9.87        $10.00       $ 9.88        $10.00
Income from investment operations:
   Net investment income                    (0.01)           --        (0.03)        (0.01)       (0.03)        (0.01)
   Net realized and unrealized gain
   (loss) on investments                    (2.18)        (0.11)       (2.21)        (0.12)       (2.22)        (0.11)
                                           ------        ------       ------        ------       ------        ------
   Total from investment operations         (2.19)        (0.11)       (2.24)        (0.13)       (2.25)        (0.12)
-----------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor              --            --           --            --           --            --
Less distributions:
   Dividends from net investment income        --            --           --            --           --            --
   Dividends from net realized capital
   gains                                                     --           --            --           --            --
   Distributions from capital
   contributions                               --            --           --            --           --            --
                                           ------        ------       ------        ------       ------        ------
   Total distributions                         --            --           --            --           --            --
-----------------------------------------------------------------------------------------------------------------------
Net assets value, end of period            $ 7.70        $ 9.89       $ 7.63        $ 9.87       $ 7.63        $ 9.88
-----------------------------------------------------------------------------------------------------------------------
Total Return(a)                             (22.1)%        (1.1)%      (22.7)%        (1.3)%      (22.8)%        (1.2)%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
   Net assets, end of period (000)         $9,333        $1,130       $  545        $   55       $  922        $   65
   Ratio of net expenses to average net
   assets                                     1.8%          1.8%*        2.5%          2.5%*        2.5%          2.5%*
   Ratio of net investment income to
   average net assets                        (0.3)%        (0.3)%*      (1.0)%        (1.0)%*      (1.0)%        (1.0)%*
 Ratio of gross expenses to average net
 assets prior to waiver and absorption
 of expenses by the advisor                   6.1%         32.3%*        6.8%         33.0%*        6.8%         33.0%*
-----------------------------------------------------------------------------------------------------------------------
                                                       January 2,
                                            Year          2002
                                            Ended       through
                                          March 31,    March 31,
                                            2003          2002
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      33.6%          0.0%
-----------------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

 *  Annualized.



                        Strategies for Serious Money(R)                       75

                              FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                      Class A
                                 -------------------------------------------------
                                               Year Ended March 31,
                                 -------------------------------------------------
                                   2003       2002      2001      2000      1999
----------------------------------------------------------------------------------
Net asset value, beginning of
period                           $  23.95   $  23.26   $ 28.29   $ 18.22   $ 18.59
Income from investment
operations:
   Net investment income             0.66       0.50      0.61      0.40      0.39
   Net realized and unrealized
   gain (loss) on investments       (1.83)      0.98     (2.29)    10.34      0.79
                                 --------   --------   -------   -------   -------
   Total from investment
   operations                       (1.17)      1.48     (1.68)    10.74      1.18
----------------------------------------------------------------------------------
Capital contribution from
Advisor                                --         --        --        --        --
Less distributions:
   Dividends from net
   investment income                (0.48)     (0.58)    (0.62)    (0.39)    (0.39)
   Dividends from net realized
   capital gains                       --      (0.21)    (2.73)    (0.28)    (1.16)
   Distributions from capital
   contributions                       --         --        --        --        --
                                 --------   --------   -------   -------   -------
   Total distributions              (0.48)     (0.79)    (3.35)    (0.67)    (1.55)
 ---------------------------------------------------------------------------------
 Net assets value, end of
   period                        $  22.30   $  23.95   $ 23.26   $ 28.29   $ 18.22
 ---------------------------------------------------------------------------------
 Total Return(a)(b)                  (4.9)%      6.5%     (6.8)%    59.8%      6.9%
 ---------------------------------------------------------------------------------
 Ratios and supplemental data:
   Net assets, end of period
   (000)                         $609,838   $242,624   $82,362   $45,440   $18,981
   Ratio of net expenses to
   average net assets                 1.3%       1.3%      1.4%      1.7%      2.0%
   Ratio of net investment
   income to average net assets       3.3%       2.2%      2.6%      1.8%      2.3%
 Ratio of gross expenses to
   average net assets prior to
   waiver and absorption of
   expenses by the advisor            1.3%       1.3%      1.4%      1.7%      2.0%
 ---------------------------------------------------------------------------------

                                           Class B
                                 ---------------------------
                                    Year Ended March 31,
                                 ---------------------------
                                   2003      2002      2001
-------------------------------  ---------------------------
Net asset value, beginning of
period                           $  26.36   $ 25.57   $28.43
Income from investment
operations:
   Net investment income             0.54      0.36     0.13
   Net realized and unrealized
   gain (loss) on investments       (2.01)     1.08    (2.77)
                                 --------   -------   ------
   Total from investment
   operations                       (1.47)     1.44    (2.64)
----------------------------------------------------------------------------------
Capital contribution from
Advisor                                --        --     2.91
Less distributions:
   Dividends from net
   investment income                (0.32)    (0.44)   (0.12)
   Dividends from net realized
   capital gains                       --     (0.21)   (0.10)
   Distributions from capital
   contributions                       --        --    (2.91)
                                 --------   -------   ------
   Total distributions              (0.32)    (0.65)   (3.13)
 ---------------------------------------------------------------------------------
 Net assets value, end of
   period                        $  24.57   $ 26.36   $25.57
 ---------------------------------------------------------------------------------
 Total Return(a)(b)                  (5.6)%     5.7%     1.0%
 ---------------------------------------------------------------------------------
 Ratios and supplemental data:
   Net assets, end of period
   (000)                         $212,764   $68,757   $5,923
   Ratio of net expenses to
   average net assets                 2.0%      2.1%     2.1%*
   Ratio of net investment
   income to average net assets       2.6%      1.4%     1.8%*
 Ratio of gross expenses to
   average net assets prior to
   waiver and absorption of
   expenses by the advisor            2.0%      2.1%     2.3%*
 ---------------------------------------------------------------------------------

                                                                         Year Ended March 31,
                                                              -------------------------------------------
                                                              2003     2002      2001     2000      1999
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       27.1%    39.7%     81.6%    116.5%    87.5%
---------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -6.8%, -9.3% -7.5%, and -6.6% for Class A, Class B, Class C and Class I shares, respectively.
 * Annualized
** Amounts are less than $0.01 per share.



 76                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND

                                                                               Class C Shares
                                                         -----------------------------------------------------------
                                                                            Year Ended March 31,
                                                         -----------------------------------------------------------
                                                           2003          2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  24.16      $  23.47      $ 27.99      $18.07      $18.48
Income from investment operations:
 Net investment income                                       0.51          0.31         0.37        0.33        0.28
 Net realized and unrealized gain (loss) on
 investments                                                (1.86)         1.01        (2.25)      10.18        0.82
                                                         --------      --------      -------      ------      ------
 Total from investment operations                           (1.35)         1.32        (1.88)      10.51        1.10
--------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor                              --            --         0.42          --          --
Less distributions:
 Dividends from net investment income                       (0.34)        (0.42)       (0.35)      (0.31)      (0.34)
 Dividends from net realized capital gains                     --         (0.21)       (2.29)      (0.28)      (1.17)
 Distributions from capital contribution                       --            --        (0.42)         --          --
                                                         --------      --------      -------      ------      ------
 Total distributions                                        (0.34)        (0.63)       (3.06)      (0.59)      (1.51)
--------------------------------------------------------------------------------------------------------------------
Net assets value, end of period                          $  22.47      $  24.16      $ 23.47      $27.99      $18.07
--------------------------------------------------------------------------------------------------------------------
Total Return(a)(b)                                           (5.6)%         5.8%        (5.8)%      58.9%        6.5%
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
 Net assets, end of period (000)                         $386,101      $112,633      $24,311      $7,302      $2,676
 Ratio of net expenses to average net assets                  2.0%          2.1%         2.1%        2.2%        2.4%
 Ratio of net investment income to average net
 assets                                                       2.6%          1.4%         1.8%        1.3%        1.9%
 Ratio of gross expenses to average net assets
 prior to waiver and absorption of expenses by the
 advisor                                                      2.0%          2.1%         2.3%        2.2%        2.4%
--------------------------------------------------------------------------------------------------------------------



                        Strategies for Serious Money(R)                       77

                              FINANCIAL HIGHLIGHTS

GLOBAL GROWTH AND INCOME FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                       Class A
                                  --------------------------------------------------

                                                 Year Ended March 31,
                                  --------------------------------------------------
                                   2003       2002       2001       2000       1999
------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $  6.89    $  7.12    $  9.24    $  6.61    $ 6.56
Income from investment
operations:
Net investment income                0.46       0.18       0.15       0.05      0.02
Net realized and unrealized
gain (loss) on investments          (1.06)     (0.15)     (1.12)      2.76      0.29
                                  -------    -------    -------    -------    ------
Total from investment
operations                          (0.60)      0.03      (0.97)      2.81      0.31
------------------------------------------------------------------------------------
Capital contribution from
Advisor                                --         --       0.01         --        --
Less distributions:
   Dividends from net
   investment income                (0.02)     (0.23)     (0.47)     (0.04)    (0.13)
   Dividends from net realized
   capital gains                       --      (0.03)     (0.68)     (0.14)    (0.13)
   Distributions from capital
   contributions                       --         --      (0.01)        --        --
                                  -------    -------    -------    -------    ------
   Total distributions              (0.02)     (0.26)     (1.16)     (0.18)    (0.26)
------------------------------------------------------------------------------------
Net assets value, end of
period                            $  6.27    $  6.89    $  7.12    $  9.24    $ 6.61
------------------------------------------------------------------------------------
Total Return(a)(b)                   (8.7)%      0.5%     (11.2)%     42.7%      5.1%
------------------------------------------------------------------------------------
Ratios and supplemental data:
   Net assets, end of period
   (000)                          $21,397    $12,611    $11,084    $11,520    $6,447
   Ratio of net expenses to
   average net assets                 1.8%       1.8%       1.8%       2.0%      2.0%
   Ratio of net investment
   income to average net
   assets                             5.2%       1.7%       1.7%       0.5%      1.3%
   Ratio of gross expenses to
   average net assets prior to
   waiver and absorption of
   expenses by the advisor            2.4%       2.9%       2.9%       3.2%      3.2%
------------------------------------------------------------------------------------

                                           Class B
                                -----------------------------
                                                    Sept. 11,
                                   Year Ended         2000
                                   March 31,         through
                                ----------------    March 31,
                                 2003      2002       2001
------------------------------  -----------------------------
Net asset value, beginning of
period                          $ 7.34    $ 7.58     $ 9.11
Income from investment
operations:
Net investment income             0.31      0.20       0.26
Net realized and unrealized
gain (loss) on investments       (1.00)    (0.21)     (1.31)
                                ------    ------     ------
Total from investment
operations                       (0.69)    (0.01)     (1.05)
------------------------------------------------------------------------------------
Capital contribution from
Advisor                             --        --       0.61
Less distributions:
   Dividends from net
   investment income             (0.02)    (0.20)     (0.38)
   Dividends from net realized
   capital gains                    --     (0.03)     (0.10)
   Distributions from capital
   contributions                    --        --      (0.61)
                                ------    ------     ------
   Total distributions           (0.02)    (0.23)     (1.09)
------------------------------------------------------------------------------------
Net assets value, end of
period                          $ 6.63    $ 7.34     $ 7.58
------------------------------------------------------------------------------------
Total Return(a)(b)                (9.4)%    (0.1)%     (4.6)%
------------------------------------------------------------------------------------
Ratios and supplemental data:
   Net assets, end of period
   (000)                        $2,522    $  648     $   28
   Ratio of net expenses to
   average net assets              2.5%      2.5%       2.5%*
   Ratio of net investment
   income to average net
   assets                          4.5%      1.0%       1.0%*
   Ratio of gross expenses to
   average net assets prior to
   waiver and absorption of
   expenses by the advisor         3.2%      3.7%       4.6%*
------------------------------------------------------------------------------------

                                                 Year Ended March 31,
                                  --------------------------------------------------
                                   2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              59.5%      75.6%     111.4%      84.6%    106.3%
---------------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -11.3%, -11.7%, -11.9%, and -11.0% for Class A, Class B, Class C and Class I shares, respectively.

*  Annualized.



 78                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

GLOBAL GROWTH AND INCOME FUND

                                                                                       Class C
                                                               -------------------------------------------------------
                                                                                Year Ended March 31,
                                                               -------------------------------------------------------
                                                                2003         2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.95      $ 7.19      $ 9.14      $ 6.57      $ 6.53
Net income from investment operations:
 Net investment income                                            0.39        0.20        0.11        0.02        0.01
 Net realized and unrealized gain (loss) on investments          (1.04)      (0.22)      (1.14)       2.73        0.27
                                                               -------      ------      ------      ------      ------
 Total from investment operations                                (0.65)      (0.02)      (1.03)       2.75        0.28
----------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor                                   --          --        0.12          --          --
Less distributions:
 Dividends from net investment income                            (0.02)      (0.19)      (0.36)      (0.04)      (0.11)
 Dividends from net realized gains                                  --       (0.03)      (0.56)      (0.14)      (0.13)
 Distributions from capital contributions                           --          --       (0.12)         --          --
                                                               -------      ------      ------      ------      ------
 Total distributions                                             (0.02)      (0.22)      (1.04)      (0.18)      (0.24)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  6.28      $ 6.95      $ 7.19      $ 9.14      $ 6.57
----------------------------------------------------------------------------------------------------------------------
Total return(a)(b)                                                (9.3)%      (0.3)%     (10.4)%      42.0%        4.6%
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
 Net assets, end of period (000)                               $11,426      $4,301      $2,477      $1,409      $  729
 Ratio of net expenses to average net assets                       2.5%        2.5%        2.5%        2.5%        2.5%
 Ratio of net investment income to average net assets              4.5%        1.0%        1.0%        0.0%        0.8%
 Ratio of gross expenses to average net assets prior to
 waiver and absorption of expenses by the advisor(c)               3.2%        3.7%        3.9%        4.0%        4.0%
----------------------------------------------------------------------------------------------------------------------



                        Strategies for Serious Money(R)                       79

                              FINANCIAL HIGHLIGHTS

HIGH YIELD FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                      Class A                            Class B                        Class C
                       -------------------------------------   ----------------------------   ----------------------------
                                                    Aug. 1,                       Dec. 21,                       Dec. 21,
                                                     1999         Year Ended        2000         Year Ended        2000
                         Year Ended March 31,       through       March 31,        through       March 31,        through
                       -------------------------   March 31,   ----------------   March 31,   ----------------   March 31,
                        2003      2002     2001      2000       2003      2002      2001       2003      2002      2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period    $  9.85   $ 9.55   $ 9.53    $10.00     $ 10.07   $ 9.77    $ 9.39     $ 10.04   $ 9.74    $ 9.39
Income from
investment
operations:
   Net investment
   income                 0.48     0.54     0.64      0.33        0.45     0.47      0.07        0.47     0.46      0.18
   Net realized and
   unrealized gain
   (loss) on
   investments           (0.26)    0.29     0.02     (0.48)      (0.28)    0.31      0.38       (0.31)    0.33      0.35
                       -------   ------   ------    ------     -------   ------    ------     -------   ------    ------
   Total from
   investment
   operations             0.22     0.83     0.66     (0.15)       0.17     0.78      0.45        0.16     0.79      0.53
--------------------------------------------------------------------------------------------------------------------------
Capital contribution
from Advisor                --       --     0.00**      --          --       --      0.23          --       --      0.15
Less distributions:
   Dividends from net
   investment income     (0.47)   (0.53)   (0.64)    (0.32)      (0.42)   (0.48)    (0.07)      (0.42)   (0.49)    (0.18)
   Distributions from
   capital
   contributions            --       --    (0.00)**      --         --       --     (0.23)         --       --     (0.15)
                       -------   ------   ------    ------     -------   ------    ------     -------   ------    ------
   Total
   distributions         (0.47)   (0.53)   (0.64)    (0.32)      (0.42)   (0.48)    (0.30)      (0.42)   (0.49)    (0.33)
--------------------------------------------------------------------------------------------------------------------------
Net assets value, end
of period              $  9.60   $ 9.85   $ 9.55    $ 9.53     $  9.82   $10.07    $ 9.77     $  9.78   $10.04    $ 9.74
--------------------------------------------------------------------------------------------------------------------------
Total Return(a)(b)         2.5%     9.0%     7.1%     (1.5)%       1.9%     8.3%      7.3%        1.8%     8.4%      7.2%
--------------------------------------------------------------------------------------------------------------------------
Ratios and
supplemental data:
   Net assets, end of
   period (000)        $45,265   $7,023   $2,243    $  728     $14,166   $2,014    $   40     $30,324   $3,636    $   11
   Ratio of net
   expenses to
   average net assets      1.8%     1.8%     1.8%      2.0%*       2.5%     2.5%      2.5%*       2.5%     2.5%      2.5%*
   Ratio of net
   investment income
   to average net
   assets                  7.0%     6.3%     7.6%      5.9*        6.3%     5.6%      6.8%*       6.3%     5.6%      6.8%*
 Ratio of gross
 expenses to average
 net assets prior to
 waiver and
 absorption of
 expenses by the
 advisor                   2.0%     5.8%    12.4%     13.1*        2.7%     6.5%     13.1%*       2.7%     6.5%     13.1%*
--------------------------------------------------------------------------------------------------------------------------
                                                    Aug. 1,
                                                     1999
                         Year Ended March 31,       through
                       -------------------------   March 31,
                        2003      2002     2001      2000
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate                      33.2%    36.7%    19.7%      1.6%*
--------------------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been 7.1%, 4.8% and 5.6% for Class A, Class B and Class C shares, respectively.
 * Annualized
** Amounts are less than $0.01 per share.


 80                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                 Class A Shares                              Class B Shares
                               ---------------------------------------------------   ------------------------------
                                                                                                          Sept. 11,
                                                                                         Year Ended         2000
                                              Year Ended March 31,                       March 31,         through
                               ---------------------------------------------------   ------------------   March 31,
                                 2003       2002       2001       2000      1999       2003      2002       2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $  18.85   $  19.14   $  22.74   $  17.14   $ 17.43   $  21.10   $ 21.35    $ 23.03
Income from investment
operations:
   Net investment income           0.60       0.52       0.51       0.43      0.41       0.50      0.40       0.15
   Net realized and
   unrealized gain (loss) on
   investments                    (2.04)      0.12      (1.14)      5.98      0.09      (2.26)     0.16      (1.56)
                               --------   --------   --------   --------   -------   --------   -------    -------
   Total from investment
   operations                     (1.44)      0.64      (0.63)      6.41      0.50      (1.76)     0.56      (1.41)
 ------------------------------------------------------------------------------------------------------------------
 Capital contribution from
   Advisor                           --         --       0.03         --        --         --        --       2.61
 Less distributions:
   Dividends from net
   investment income              (0.26)     (0.62)     (0.56)     (0.44)    (0.41)     (0.16)    (0.50)     (0.17)
   Dividends from net
   realized capital gains            --      (0.31)     (2.41)     (0.37)    (0.38)        --     (0.31)     (0.10)
   Distributions from capital
   contributions                     --         --      (0.03)        --        --         --        --      (2.61)
                               --------   --------   --------   --------   -------   --------   -------    -------
 Total distributions              (0.26)     (0.93)     (3.00)     (0.81)    (0.79)     (0.16)    (0.81)     (2.88)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                         $  17.15   $  18.85   $  19.14   $  22.74   $ 17.14   $  19.18   $ 21.10    $ 21.35
-------------------------------------------------------------------------------------------------------------------
Total Return(a)(b)                 (7.6)%      3.6%      (3.2)%     38.1%      3.2%      (8.3)%     2.7%       5.3%
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
   Net assets, end of period
   (000)                       $550,035   $313,223   $142,293   $100,589   $67,456   $177,823   $86,451    $13,628
   Ratio of net expenses to
   average net assets               1.2%       1.2%       1.2%       1.4%      1.4%       2.0%      2.0%       1.9%*
   Ratio of net investment
   income to average net
   assets                           3.8%       2.7%       2.5%       2.3%      2.6%       3.0%      1.9%       1.8%*
 Ratio of gross expenses to
 average net assets prior to
 waiver and absorption of
 expenses by the advisor            1.2%       1.2%       1.2%       1.4%      1.4%       2.0%      2.0%       2.7%*
-------------------------------------------------------------------------------------------------------------------

                                            Year Ended March 31,
                             ---------------------------------------------------
                               2003       2002       2001       2000      1999
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate          35.6%      37.0%      92.6%      90.9%     78.2%
-----------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -3.4%, -6.2% -4.0%, and -3.1% for Class A, Class B, Class C and Class I shares, respectively.

 * Annualized
**Amounts are less than $0.01 per share.



                        Strategies for Serious Money(R)                       81

                              FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND

                                                                             Class C Shares
                                                      -------------------------------------------------------------
                                                                          Year Ended March 31,
                                                      -------------------------------------------------------------
                                                        2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  18.94      $  19.23      $ 22.62      $ 17.07      $ 17.38
Income from investment operations:
 Net investment income                                    0.47          0.36         0.34         0.35         0.31
 Net realized and unrealized gain (loss) on
 investments                                             (2.05)         0.15        (1.12)        5.93         0.11
                                                      --------      --------      -------      -------      -------
 Total from investment operations                        (1.58)         0.51        (0.78)        6.28         0.42
-------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor                           --            --         0.18           --           --
Less distributions:
 Dividends from net investment income                    (0.17)        (0.49)       (0.34)       (0.36)       (0.35)
 Dividends from net realized gains                          --         (0.31)       (2.27)       (0.37)       (0.38)
 Distributions from capital contributions                   --            --        (0.18)          --           --
                                                      --------      --------      -------      -------      -------
 Total distributions                                     (0.17)        (0.80)       (2.79)       (0.73)       (0.73)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  17.19      $  18.94      $ 19.23      $ 22.62      $ 17.07
-------------------------------------------------------------------------------------------------------------------
Total Return(a)(b)                                        (8.3)%         2.8%        (3.1)%       37.4%         2.7%
-------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
 Net assets, end of period (000)                      $422,336      $225,058      $97,784      $58,679      $30,843
 Ratio of net expenses to average net assets               2.0%          2.0%         1.9%         1.9%         1.9%
 Ratio of net investment income to average net
 assets                                                    3.0%          1.9%         1.8%         1.8%         2.1%
 Ratio of gross expenses to average net assets prior
 to waiver and absorption of expenses by the advisor       2.0%          2.0%         2.0%         1.9%         1.9%
-------------------------------------------------------------------------------------------------------------------



 82                     Strategies for Serious Money(R)

                              FINANCIAL HIGHLIGHTS

MARKET NEUTRAL FUND
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                   Class A Shares                                 Class B
                                 --------------------------------------------------   -------------------------------
                                                                                                            Sept. 11,
                                                                                          Year Ended          2000
                                                Year Ended March 31,                       March 31,         through
                                 --------------------------------------------------   -------------------   March 31,
                                   2003         2002      2001      2000      1999     2003        2002       2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                           $  13.72     $  13.34   $ 13.00   $ 11.72   $11.91   $ 14.16     $ 13.78    $13.63
Income from investment
operations:
   Net investment income             0.50         0.36      0.51      0.41     0.32      0.42        0.28      0.14
   Net realized and unrealized
   gain (loss) on investments        0.46         0.41      0.58      1.54     0.67      0.46        0.41      0.16
                                 --------     --------   -------   -------   ------   -------     -------    ------
   Total from investment
   operations                        0.96         0.77      1.09      1.95     0.99      0.88        0.69      0.30
 --------------------------------------------------------------------------------------------------------------------
 Capital contribution from
   Advisor                             --           --      0.01        --       --        --          --      0.51
 Less distributions:
   Dividends from net
   investment income                (0.54)       (0.37)    (0.51)    (0.41)   (0.32)    (0.44)      (0.29)    (0.14)
   Dividends from net realized
   capital gains                    (0.00)**     (0.02)    (0.24)    (0.26)   (0.86)    (0.00)**    (0.02)    (0.01)
   Distributions from capital
   contribution                        --           --     (0.01)       --       --        --          --     (0.51)
                                 --------     --------   -------   -------   ------   -------     -------    ------
   Total distributions              (0.54)       (0.39)    (0.76)    (0.67)   (1.18)    (0.44)      (0.31)    (0.66)
---------------------------------------------------------------------------------------------------------------------
Net assets value, end of period  $  14.14     $  13.72   $ 13.34   $ 13.00   $11.72   $ 14.60     $ 14.16    $13.78
---------------------------------------------------------------------------------------------------------------------
Total return(a)(c)                    7.1%         5.8%      8.6%     17.1%     8.7%      6.3%        5.1%      6.0%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
   Net assets, end of period
   (000)                         $463,466     $306,524   $73,817   $14,224   $2,089   $55,186     $45,804    $2,108
   Ratio of net expenses to
   average net assets(b)              1.5%         1.3%      1.5%      2.0%     2.1%      2.3%        2.1%      2.3%*
   Ratio of net investment
   income to average net assets       3.7%         3.1%      5.0%      3.9%     3.1%      2.9%        2.3%      4.3%*
   Ratio of gross expenses to
   average net assets prior to
   waiver and absorption of
   expenses by the advisor            1.5%         1.3%      1.5%      4.9%     6.4%      2.3%        2.1%      2.3%*
---------------------------------------------------------------------------------------------------------------------

                                                                             Year Ended March 31,
                                                              ---------------------------------------------------
                                                              2003       2002        2001       2000        1999
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       116.9%     160.7%     264.9%      266.0%     192.9%
-----------------------------------------------------------------------------------------------------------------

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Includes 0.3%, 0.1% 0.1%, 0.1%, and 0.1%, for the years 2003, 2002, 2001,
    2000, and 1999 respectively, related to dividend expense on short positions.
(c) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been 8.6%, 2.2%, 7.8% and 9.1%, for Class A, Class B, Class C and Class I shares, respectively.
 *  Annualized

**  Amounts are less than $0.01.



                        Strategies for Serious Money(R)                       83

                              FINANCIAL HIGHLIGHTS

MARKET NEUTRAL FUND

                                                                                      Class C
                                                               -----------------------------------------------------
                                                                      Year Ended March 31,            Feb. 16, 2000
                                                               -----------------------------------       through
                                                                 2003          2002         2001      March 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.87      $  13.50      $ 13.01        $12.82
Income from investment operations:
 Net investment income                                             0.41          0.28         0.46          0.04
 Net realized and unrealized gain (loss) on investments            0.46          0.40         0.54          0.22
                                                               --------      --------      -------        ------
 Total from investment operations                                  0.87          0.68         1.00          0.26
--------------------------------------------------------------------------------------------------------------------
Capital contribution from Advisor                                    --            --         0.18            --
Less distributions:
 Dividends from net investment income                             (0.45)        (0.29)       (0.37)        (0.07)
 Dividends from net realized gains                                (0.00)**      (0.02)       (0.14)           --
 Distributions from capital contribution                             --            --        (0.18)           --
                                                               --------      --------      -------        ------
 Total distributions                                              (0.45)        (0.31)       (0.69)        (0.07)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  14.29      $  13.87      $ 13.50        $13.01
--------------------------------------------------------------------------------------------------------------------
Total return(a)(c)                                                  6.3%          5.1%         9.3%          2.0%
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
 Net assets, end of period (000)                               $204,105      $160,940      $13,438        $  207
 Ratio of net expenses to average net assets(b)                     2.3%          2.1%         2.3%          2.5%*
 Ratio of net investment income to average net assets               2.9%          2.3%         4.3%          3.2%*
 Ratio of gross expenses to average net assets prior to
 waiver and absorption of expenses by the advisor(c)                2.3%          2.1%         2.6%          4.0%*
--------------------------------------------------------------------------------------------------------------------



 84                     Strategies for Serious Money(R)

FOR MORE INFORMATION

If you would like more information about the Funds, the following resources are available upon request, free of charge.

ANNUAL AND SEMIANNUAL REPORTS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. The reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the past six-month and twelve-month periods.

AUTOMATED SHAREHOLDER ASSISTANCE
24 hours
800.823.7386

TO OPEN AN ACCOUNT OR OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB-SITE
www.calamos.com

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information (SAI) provides more detailed information about the Funds and, except for the information in the section entitled "Financial Statements," is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting CALAMOS ASSET MANAGEMENT, INC. at:

CALAMOS ASSET MANAGEMENT, INC.
1111 E. Warrenville Road
Naperville, Illinois 60563-1463

Telephone: 800.582.6959

You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission's Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission
Washington, D.C. 20549-0102
Telephone: 202.942.8090
E-mail: publicinfo@sec.gov

Investment Company Act file no. 811-5443
1317 -- 8/1/03

                       SUPPLEMENT DATED AUGUST 1, 2003 TO
                         PROSPECTUS DATED AUGUST 1, 2003

                           CALAMOS(R) FAMILY OF FUNDS
                              INSTITUTIONAL SHARES

                     MINIMUM INITIAL INVESTMENT: $5 MILLION




This supplement together with the prospectus offers Class I shares ("Institutional Shares") of each of Growth Fund, Blue Chip Fund, Mid Cap Value Fund, Growth and Income Fund, Global Growth and Income Fund, High Yield Fund, Convertible Fund and Market Neutral Fund. Each of those Funds also currently offers three other classes of shares, Class A, Class B and Class C, that have substantially lower minimum investment requirements but bear certain expenses not borne by the Institutional Shares.

Institutional Shares of each Fund are offered without any sales charge and are not subject to any 12b-1 charges. As a result of the relatively lower expenses for Institutional Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Institutional Shares than for Class A, Class B or Class C shares.

All classes of shares of a Fund represent interests in the same portfolio of investments of the Fund. The minimum initial investment required to purchase Institutional Shares is $5 million. However, Class I shares are available for purchase without a minimum initial investment by tax-qualified employee benefit plans sponsored by Calamos Asset Management, Inc. or Calamos Financial Services, Inc. for their employees. In addition, a Fund may waive the minimum initial investment. Shares are redeemable at net asset value, which may be more or less than original cost.

The following information supplements the indicated sections of the prospectus.


PAST PERFORMANCE

The charts and tables in the accompanying prospectus provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year and how the Funds' average annual total returns compare with those of a broad measure of market performance. Of course, past performance (before and after taxes) does not predict how a Fund will perform in the future. Additional information on the Class I shares outstanding is set forth below. Please see the prospectus for bar charts that depict calendar year performance for each Fund. After-tax returns are shown for Class A shares in the prospectus and after-tax returns for Institutional Shares may vary.

Average Annual Total Returns -- Class I shares

For periods ended
December 31, 2002                             One Year                   Five Years               Since Class Inception*
-----------------                             --------                   ----------               ----------------------

Calamos Growth Fund                           (15.66)%                     18.28 %                        15.18%
Standard & Poor's 500 Index/\                 (22.09)%                     (0.58)%                           --
Russell Mid-Cap Growth Index/\/\              (27.41)%                     (1.82)%                         6.71%


-----------------
*        Inception date for Class I shares of this Fund is 9/18/97.
/\ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
/\/\ The Russell Mid-Cap Growth Index is an unmanaged index generally considered representative of mid-capitalized growth companies of the U.S. stock market as determined by Russell. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.


Please note that performance reformation has not been presented for the Blue Chip Fund because the Blue Chip Fund has not been in existence for at least one calendar year.

For periods ended
December 31, 2002                                                One Year                    Since Class Inception*
-----------------                                                --------                    ----------------------

Calamos Mid Cap Value Fund                                           --                            (17.09)%
Russell Mid-Cap Value Index/\                                     (9.64)%                              --

-----------------
*        Inception date for Class I shares of this Fund is 3/1/02.
/\ The Russell Mid-Cap Value Index is a market-weighted index of those medium-sized companies included in the Russell Mid-Cap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Mid-Cap Index is a market-weighted index of about 800 medium-sized U.S. companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

For periods ended
December 31, 2002                             One Year                   Five Years               Since Class Inception*
-----------------                             --------                   ----------               ----------------------
Calamos Growth and Income Fund                 (3.86)%                     12.90 %                       12.44%
Standard & Poor's 500 Index/\                 (22.09)%                     (0.58)%                          --
Value Line Convertible Index/\/\               (5.01)%                     (0.22)%                          --



-----------------
*        Inception date for Class I shares of this Fund is 9/18/97.
/\ The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
/\/\ The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the convertible securities market. The index includes 585 convertible bonds and preferred stocks. Selection is based on issue size and trading statistics. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.


For periods ended
December 31, 2002                             One Year                   Five Years               Since Class Inception*
-----------------                             --------                   ----------               ----------------------
Calamos Global Growth and
Income Fund                                    (5.23)%                      7.07 %                        6.31%
Morgan Stanley Capital International
World Index/\                                 (19.54)%                     (1.76)%                          --


-----------------
*        Inception date for Class I shares of this Fund is 9/18/97.
/\ The Morgan Stanley Capital International World Index is an unmanaged equity index that is an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on stock exchanges around the world. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.


For periods ended
December 31, 2002                                                One Year                    Since Class Inception*
-----------------                                                --------                    ----------------------
Calamos High Yield Fund                                              --                             (0.28)%
CSFB High Yield Index/\**                                          3.10%                               --
Merrill Lynch High Yield Master Index /\/\**                     (1.14)%                               --

-----------------
*        Inception date for Class I shares of this Fund is 3/1/02.
** The Board of Trustees approved a change to the Fund's benchmark on June 23, 2003 from the Merrill Lynch High Yield Master Index to the CSFB High Yield Index. The change was made because management believes the CSFB High Yield Index better reflects the Fund's orientation and is a more commonly used and recognizable index.
/\ The CSFB High Yield Index is an unmanaged index of high yield debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
/\/\ The Merrill Lynch High Yield Master Index measures the return of below investment grade U.S. bonds with a par value of no less than $10 million and a term to maturity of at least one year.

For periods ended
December 31, 2002                             One Year                   Five Years               Since Class Inception*
-----------------                             --------                   ----------               ----------------------

Calamos Convertible Fund/\                     (4.35)%                      8.50%                         9.00%
Value Line Convertible Index/\                 (5.01)%                     (0.22)%                          --

-----------------
*        Inception date for Class I shares of this Fund is 6/25/97.
/\ The Value Line Convertible Index is an unmanaged index of convertible bonds and preferred stocks and is generally considered representative of the U.S. convertible securities market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.



For periods ended
December 31, 2002                                                One Year                    Since Class Inception*
-----------------                                                --------                    ----------------------

Calamos Market Neutral Fund                                        6.88%                              7.93%
Citigroup One-Month Treasury Bill Index/\                          1.65%                                --
Lehman Brothers Government/Corporate Bond Index/\                 11.04%                                --


-----------------
*        Inception date for Class I shares of this Fund is 5/10/00.
/\ The Citigroup One-Month Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money investments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Class I shares of the Funds.

                                                   BLUE        MID CAP                  GLOBAL                              MARKET
                                  GROWTH FUND      CHIP         VALUE    GROWTH AND   GROWTH AND    HIGH YIELD CONVERTIBLE  NEUTRAL
         SHAREHOLDER FEES                          FUND          FUND    INCOME FUND  INCOME FUND      FUND       FUND       FUND

  (FEES PAID DIRECTLY FROM YOUR
           INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge (load) on       None           --           None        None         None         None       None        None
purchases (as a percentage of
offering price)...................

Maximum sales charge (load) on       None           --           None        None         None         None       None        None
reinvested dividends/distributions

Maximum deferred sales charge        None           --           None        None         None         None       None        None
(load)
(as a percentage of redemption
proceeds..........................

Redemption fee (a)................   None           --           None        None         None         None       None        None

Exchange fee......................   None           --           None        None         None         None       None        None


                                                   BLUE        MID CAP                  GLOBAL                              MARKET
                                  GROWTH FUND      CHIP         VALUE    GROWTH AND   GROWTH AND    HIGH YIELD CONVERTIBLE  NEUTRAL
                                                   FUND          FUND    INCOME FUND  INCOME FUND      FUND       FUND       FUND
ANNUAL FUND OPERATING EXPENSES
 (EXPENSES DEDUCTED FROM FUND
          ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees...................    .87%          --          1.00%        .73%        1.00%         .75%        .73%        .74%

Distribution (12b-1) Fees.........    None          --           None        None         None         None        None        None

Other Expenses....................    .28%          --          4.80%        .27%        1.17%         .95%        .22%        .54%

Total Annual Operating Expenses      1.15%          --          5.80%       1.00%        2.17%        1.70%        .95%       1.28%
(b)...............................

Fee Waiver and/or Expense             --            --          4.30%         --          .67%         .20%         --         --
Reimbursement.....................

Net Expenses......................   1.15%          --          1.50%       1.00%        1.50%        1.50%        .95%       1.28%

-----------------
(a) A service charge of $15 is deducted from proceeds of redemptions paid by wire.
(b) Calamos Asset Management, Inc. (CAM) has voluntarily undertaken to limit the annual ordinary operating expenses of Institutional Shares of each Fund, as a percentage of the average net assets of the class, to 1.50%. Pursuant to an agreement, the fee waiver and/or reimbursement is binding on CAM through August 31, 2004.

EXAMPLES: These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

These examples show an investment made and held for one year, three years, five years and ten years. In each case, we assume that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Your actual costs may be greater or less. You would pay the following expenses if you redeemed your shares at the end of the period:

                                          ONE       THREE      FIVE        TEN
                                          YEAR      YEARS      YEARS      YEARS
                                          ----      -----      -----      -----
Growth Fund                              $  118     $  368     $  638     $1,409
Blue Chip Fund
Mid Cap Value Fund                       $  153     $  949     $1,764     $3,889
Growth and Income Fund                   $  101     $  315     $  547     $1,213
Global Growth and Income Fund            $  153     $  615     $1,103     $2,451
High Yield Fund                          $  153     $  516     $  904     $1,992
Convertible Fund                         $   97     $  303     $  525     $1,166
Market Neutral Fund                      $  129     $  712     $  697     $1,534





FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the Funds' financial performance for the period shown below. Due to its recent inception, Blue Chip Fund does not have performance information for the period shown below. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) if all distributions had been reinvested. This information has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

GROWTH FUND                                            Year Ended      Year Ended     Year Ended       Year Ended      Year Ended
                                                        3/31/03         3/31/02         3/31/01         3/31/00         3/31/99
                                                      ----------      ----------      -----------     -----------      ----------
Selected data for a share outstanding
    throughout each period were as follows:

Net asset value, beginning of period                  $    39.56      $    38.83      $    48.73       $    23.71      $    20.12

Income from investment operations:
  Net investment income                                    (0.30)*         (0.34)*         (0.18)*          (0.39)          (0.21)
  Net realized and unrealized gain (loss) on
   investments                                             (5.88)           1.07           (6.10)           28.54            3.80
                                                      ----------      ----------      ----------       ----------      ----------
     Total from investment operations                      (6.18)           0.73           (6.28)           28.15            3.59

Capital contribution from Advisor                             --              --            1.04               --              --
Less distributions:
  Dividends from net investment income                        --              --              --               --              --
  Dividends from net realized capital gains                   --              --           (3.62)           (3.13)             --
  Distributions paid from capital                             --              --              --               --              --
  Distributions from capital contribution                     --              --           (1.04)              --              --
                                                      ----------       ---------       ----------       ---------       ---------
     Total distributions                                      --              --           (4.66)           (3.13)             --

Net asset value, end of period                        $    33.38      $    39.56      $    38.83       $    48.73      $    23.71

Total return (a) (b)                                       (15.6)%           1.9%          (11.6)%          123.9%           17.8%

Ratios and supplemental data:
  Net assets, end of period (000)                     $   45,620      $    7,424      $    7,053        $   4,011       $   1,792
  Ratio of net expenses to average net assets                1.2%            1.3%            1.2%             1.5%            1.5%
  Ratio of net investment income to average net             (0.9)%          (0.9)%          (0.4)%           (1.2)%          (1.1)%
   assets
  Ratio of gross expenses to average net
   assets prior to waiver and absorption of
   expenses                                                  1.2%            1.3%            1.8%             1.9%            1.8%
   by the advisor (c)

                                                                                 Year Ended March 31,
                                                                                 --------------------
                                                         2003            2002            2001             2000            1999
                                                         ----            ----            ----             ----            ----
Portfolio turnover rate                                  60.5%           78.8%           90.9%           175.3%          184.3%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -13.9% for Class I shares.
(c) Includes expenses associated with additional distribution in March 2001 equivalent to .64% of average net assets for Class I shares.
*        Net investment income (loss) allocated based on average shares method.

MID CAP VALUE FUND                                                                                        March 1,
                                                                                                            2002
                                                                                                          through
                                                                                         Year Ended      March 31,
                                                                                       March 31, 2003       2002
                                                                                       --------------    ----------
Selected data for a share outstanding throughout each period were as follows:

Net asset value, beginning of period                                                     $     9.90      $     9.83

Income from investment operations:
  Net investment income                                                                          --              --
  Net realized and unrealized gain (loss) on investments                                      (2.18)           0.07
                                                                                         ----------      ----------
     Total from investment operations                                                         (2.18)           0.07

Less distributions:
  Dividends from net investment income                                                           --              --
  Dividend from net realized capital gains                                                       --              --
  Distributions from capital contribution                                                        --              --
                                                                                         ----------       ---------
     Total distributions                                                                         --              --

Net assets value, end of period                                                          $     7.72      $     9.90

Total return (a)                                                                              (22.0)%           0.7%

Ratios and supplemental data:
  Net assets, end of period (000)                                                        $    1,336      $        1
  Ratio of net expenses to average net assets                                                   1.5%            1.5%*
  Ratio of net investment income to average net assets                                         (1.0)%          (0.0)%*
  Ratio of gross expenses to average net assets prior to
   waiver and absorption of expenses by the advisor                                             5.8%           32.0%*

                                                                                         Year Ended     Period Ended
                                                                                         March 31,       March 31,
                                                                                            2003            2002
                                                                                         ----------     ------------
Portfolio turnover rate                                                                    33.6%            0.0%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
*        Annualized

GROWTH AND INCOME FUND

                                                      Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
                                                       3/31/03         3/31/02          3/31/01         3/31/00         3/31/99
                                                      ----------     -----------      -----------     -----------      ----------
Selected data for a share outstanding
    throughout each period were as follows:

Net asset value, beginning of period                  $    23.54      $    22.87      $    28.44       $    18.30      $    18.61

Income from investment operations:
  Net investment income                                     0.65            0.57            0.73             0.51            0.54
  Net realized and unrealized gain (loss) on
   investments                                             (1.75)           0.94           (2.32)           10.38            0.75
                                                      ----------      ----------      ----------       ----------      ----------
     Total from investment operations                      (1.10)           1.51           (1.59)           10.89            1.29

Capital Contribution from Advisor                             --              --            0.00*              --              --
Less distributions:
  Dividends from net investment income                     (0.53)          (0.63)          (0.76)           (0.47)          (0.43)
  Dividends from net realized capital gains                   --           (0.21)          (3.22)           (0.28)          (1.17)
  Distributions from capital contributions                    --              --           (0.00)*             --              --
                                                      ----------       ---------       ----------       ---------       ---------
     Total distributions                                   (0.53)          (0.84)          (3.98)           (0.75)          (1.60)

Net assets value, end of period                       $    21.91      $    23.54      $    22.87       $    28.44      $    18.30

Total return (a) (b)                                        (4.7)%           6.8%           (6.6)%           60.5%            7.5%

Ratios and supplemental data:
  Net assets, end of period (000)                     $   15,670      $    2,956      $      2,719     $   3,171       $   1,976
  Ratio of net expenses to average net assets                1.0%            1.1%            1.1%             1.2%            1.3%
  Ratio of net investment income to average net              3.6%            2.4%            2.8%             2.3%            2.9%
   assets
  Ratio of gross expenses to average net
   assets prior to waiver and absorption of
   expenses                                                  1.0%            1.1%            1.1%             1.2%            1.3%
   by the advisor

                                                                                 Year Ended March 31,
                                                         2003            2002            2001             2000            1999
                                                         ----            ----            ----             ----            ----
Portfolio turnover rate                                  27.1%           39.7%           81.6%           116.5%           87.5%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -6.6% (unchanged) for Class I shares.
*        Amounts are less than $.01 per share.

GLOBAL GROWTH AND INCOME FUND                          Year Ended      Year Ended     Year Ended      Year Ended       Year Ended
                                                        3/31/03         3/31/02         3/31/01         3/31/00         3/31/99
                                                      ----------      -----------     -----------     -----------      ----------
Selected data for a share outstanding
    throughout each period were as follows:

Net asset value, beginning of period                  $     6.86      $     7.09      $     9.24       $     6.63      $     6.56

Income from investment operations:
  Net investment income                                     0.52            0.16            0.19             0.08            0.03
  Net realized and unrealized gain (loss) on
   investments                                             (1.09)          (0.11)          (1.13)            2.72            0.31
                                                      ----------      -----------     ----------       ----------      ----------
     Total from investment operations                       0.57            0.05           (0.94)            2.80            0.34

Capital contribution from Advisor                             --              --            0.01               --              --
Less distributions:
  Dividends from net investment income                     (0.02)          (0.25)          (0.50)           (0.05)          (0.14)
  Dividends from net realized capital gains                   --           (0.03)          (0.71)           (0.14)          (0.13)
  Distributions from capital contribution                     --              --           (0.01)              --              --
                                                      ----------      ----------      ----------       ----------      ----------
     Total distributions                                   (0.02)          (0.28)          (1.22)           (0.19)          (0.27)

Net asset value, end of period                        $     6.27      $     6.86      $     7.09       $     9.24      $     6.63

Total return (a) (b)                                        (8.3)%           0.8%          (10.9)%           42.5%            5.6%

Ratios and supplemental data:
  Net assets, end of period (000)                     $    1,155      $      633      $      621       $      689      $      484
  Ratio of net expenses to average net assets                1.5%            1.5%            1.5%             1.5%            1.5%
  Ratio of net investment income to average net
   assets                                                    5.5%            2.0%            2.0%             1.0%            1.8%
  Ratio of gross expenses to average net assets
   prior to waiver and absorption of expenses
   by the advisor                                            2.2%            2.7%            2.6%             2.4%            2.4%

                                                                                 Year Ended March 31,
                                                         2003            2002            2001             2000            1999
                                                         ----            ----            ----             ----            ----
Portfolio turnover rate                                  59.5%           75.6%          111.4%            84.6%          106.3%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -11.0% for Class I shares.

HIGH YIELD FUND                                                                                           March 1
                                                                                                           2002
                                                                                                          through
                                                                                         Year Ended      March 31,
                                                                                       March 31, 2003       2002
                                                                                       --------------    ----------
Selected data for a share outstanding throughout each period were as follows:

Net asset value, beginning of period                                                     $     9.84      $     9.67

Income from investment operations:
  Net investment income                                                                        0.61            0.06
  Net realized and unrealized gain (loss) on investments                                      (0.37)           0.20
                                                                                         ----------      ----------
     Total from investment operations                                                          0.24            0.26

Less distributions:
  Dividends from net investment income                                                        (0.48)          (0.09)
  Distributions from capital contribution                                                        --              --
                                                                                         ----------       ---------
     Total distributions                                                                      (0.48)          (0.09)

Net assets value, end of period                                                          $     9.60      $     9.84

Total return (a)                                                                                2.8%            2.7%

Ratios and supplemental data:
  Net assets, end of period (000)                                                        $    2,272      $        1
  Ratio of net expenses to average net assets                                                   1.5%            1.5%*
  Ratio of net investment income to average net assets                                          7.3%            6.6%*
  Ratio of gross expenses to average net assets prior to waiver and absorption of
   expenses by the advisor                                                                      1.7%            5.5%*

                                                                                         Year Ended      Year Ended
                                                                                         March 31,       March 31,
                                                                                            2003            2002
                                                                                         ----------      ----------
Portfolio turnover rate                                                                    33.2%           36.7%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
*        Annualized.

CONVERTIBLE FUND

                                                     Year Ended      Year Ended      Year Ended       Year Ended       Year Ended
                                                       3/31/03         3/31/02         3/31/01          3/31/00         3/31/99
                                                     -----------     -----------     -----------      -----------      ----------
Selected data for a share outstanding
   throughout each period were as follows:

Net asset value, beginning of period                  $    18.13      $    18.44      $    22.82      $    17.21       $    17.47

Income from investment operations:
  Net investment income                                     0.66            0.54            0.59            0.55             0.50
  Net realized and unrealized gain (loss)
   on investments                                          (2.01)           0.13           (1.12)           5.98             0.09
                                                      ----------      ----------      ----------      ----------       ----------
     Total from investment operations                      (1.35)           0.67           (0.53)           6.53             0.59

Capital contribution from Advisor                             --              --            0.00*             --               --
Less distributions:
  Dividends from net investment income                     (0.29)          (0.67)          (0.67)          (0.55)           (0.47)
  Dividends from net realized capital gains                   --           (0.31)          (3.18)          (0.37)           (0.38)
  Distributions paid from capital
  Distributions from capital contribution                     --              --           (0.00)*            --               --
                                                      ----------      ----------      ----------      ----------       ----------
     Total distributions                                   (0.29)          (0.98)          (3.85)          (0.92)           (0.85)

Net assets value, end of period                       $    16.49      $    18.13      $    18.44      $    22.82       $    17.21

Total return (a) (b)                                        (7.4)%           3.8%           (3.1)%          38.8%             3.7%

Ratios and supplemental data:
  Net assets, end of period (000)                     $   38,852      $   36,499      $   30,069      $   37,827        $  34,725
  Ratio of net expenses to average net assets                1.0%            1.0%            0.9%            0.9%             0.9%
  Ratio of net investment income to average
   net assets                                                4.0%            2.9%            2.8%            2.8%             3.1%
  Ratio of gross expenses to average net
   assets prior to waiver and absorption of
   expenses by the advisor                                   1.0%            1.0%            0.9%            0.9%             0.9%


                                                                                 Year Ended March 31,
                                                                                 --------------------
                                                         2003            2002            2001            2000             1999
                                                         ----            ----            ----            ----             ----
Portfolio turnover rate                                  35.6%           37.0%           92.6%           90.9%            78.2%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) In March 2001, the Fund's total return includes the capital contribution by the Advisor. Excluding this item, total return would have been -3.1% (unchanged) for Class I shares.
*        Amounts are less than $.01 per share.

MARKET NEUTRAL FUND

                                                                  Year Ended      Year Ended      5/10/00--
                                                                    3/31/03         3/31/02         3/31/01
                                                                  ----------      ----------      ----------
Selected data for a share outstanding
    throughout each period were as follows:

Net asset value, beginning of period                              $    13.63      $    13.25      $    12.97

Income from investment operations:
  Net investment income                                                 0.54            0.45            0.58
  Net realized and unrealized gain (loss) on investments                0.46            0.35            0.58
                                                                  ----------      ----------      ----------
     Total from investment operations                                   1.00            0.80            1.16

Less distributions:
  Dividends from net investment income                                 (0.57)          (0.40)          (0.59)
  Dividends from net realized capital gains                            (0.00)**        (0.02)          (0.29)
                                                                  ----------      ----------      ----------
     Total distributions                                               (0.58)          (0.42)          (0.88)

Net assets value, end of period                                   $    14.05      $    13.63      $    13.25

Total return (a) (c)                                                     7.4%            6.1%            9.1%

Ratios and supplemental data:
  Net assets, end of period (000)                                 $   39,257      $   31,177      $   20,665
  Ratio of net expenses to average net assets (b)                        1.3%            1.1%            1.3%*
  Ratio of net investment income to average net assets                   3.9%            3.3%            5.3%*
  Ratio of gross expenses to average net
   assets prior to waiver and absorption of expenses
   by the advisor                                                        1.3%            1.1%            1.3%*


                                                                             Year Ended March 31,
                                                                             --------------------
                                                                     2003            2002            2001
                                                                     ----            ----            ----
Portfolio turnover rate                                             116.9%          160.7%          264.9%

----------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)      Includes 0.1% related to dividend expense on short positions.
(c) In March 2001, the Fund's total return includes the capital by the Advisor. Excluding this item, total return would have been 9.1% (unchanged) for Class I shares.
*        Annualized
**       Amounts are less than $0.01

Special Features of Institutional Shares

Offering Price

Institutional Shares of each Fund are sold without any sales charge. When placing an order, you must specify that your order is for Institutional Shares.

Purchases by Exchange

No sales charge is imposed on purchases of Institutional Shares by exchange of Institutional Shares from another Calamos Fund or by exchange of Cash Account Shares, provided the aggregate value of your Institutional Shares of all Funds is at least $5 million unless the $5 million minimum does not apply, as discussed above. Exchanges are subject to the limitations set forth in the prospectus under "Transaction Information."

Redemption of Shares

Each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose Institutional Class Shares of all Funds have an aggregate value of less than $5 million, unless the reduction in value to less than $5 million was the result of market fluctuation. For further information on the redemption of shares, please refer to the information in the prospectus under "How Can I Sell Shares?"

STATEMENT OF ADDITIONAL INFORMATION                              AUGUST 1, 2003
                                                                AS SUPPLEMENTED
                                                                           2003


                           CALAMOS(R) FAMILY OF FUNDS
GROWTH FUND
BLUE CHIP FUND
MID CAP VALUE FUND
GROWTH AND INCOME FUND
GLOBAL GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL FUND






1111 East Warrenville Road
Naperville, Illinois  60563-1493
(630) 245-7200
Toll Free: (800) 8-CFS-FUND (800/823-7386)

         This Statement of Additional Information relates to CALAMOS(R) Growth Fund, CALAMOS(R) Blue Chip Fund, CALAMOS(R) Mid Cap Value Fund, CALAMOS(R) Growth and Income Fund, CALAMOS(R) Global Growth and Income Fund, CALAMOS(R) High Yield Fund, CALAMOS(R) Convertible Fund and CALAMOS(R) Market Neutral Fund (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. Audited financial statements for the Trust for the fiscal year ended March 31, 2003 are incorporated herein by reference from the Trust's annual report to shareholders. The prospectus and the annual report may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

The Trust and the Funds...........................................................................................2
Investment Objectives.............................................................................................2
Investment Practices..............................................................................................2
Investment Restrictions..........................................................................................19
Management.......................................................................................................21
Investment Advisory Services.....................................................................................27
Distribution Plan................................................................................................29
Purchasing And Redeeming Shares..................................................................................30
Performance Information..........................................................................................40
Distributor......................................................................................................46
Portfolio Transactions...........................................................................................48
Taxation.........................................................................................................50
Allocation Among Funds...........................................................................................51
Certain Shareholders.............................................................................................51
Custodian and Transfer Agent.....................................................................................62
Independent Auditors.............................................................................................62
General Information..............................................................................................62
Financial Statements.............................................................................................63
Appendix -- Description of Bond Ratings.........................................................................A-1

                             THE TRUST AND THE FUNDS

         The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997 the name of the Trust was CFS Investment Trust. Market Neutral Fund was named "Strategic Income Fund" prior to July 30, 1999. Prior to April 1, 2003, Growth and Income Fund was named "Convertible Growth and Income Fund" and Global Growth and Income Fund was named "Global Convertible Fund."

                              INVESTMENT OBJECTIVES

         Each Fund's investment objective is shown below:

         GROWTH FUND seeks long-term capital growth.

         BLUE CHIP FUND seeks long-term capital growth.

         MID CAP VALUE FUND seeks long-term capital growth. Under normal circumstances, the Mid Cap Value Fund will invest at least 80% of its net assets (plus any borrowings) in the stocks of mid-capitalization companies determined at the time of investment.

         GROWTH AND INCOME FUND seeks high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, fixed-income and equity securities.

         GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income. The Fund invests primarily in a globally diversified portfolio of convertible, fixed-income and equity securities.

         HIGH YIELD FUND seeks the highest level of current income obtainable consistent with reasonable risk. Its secondary objective is capital gain where consistent with its primary objective. Under normal circumstances, the High Yield Fund will invest at least 80% of its net assets (plus any borrowings) in high yield, fixed-income securities (junk bonds).

         CONVERTIBLE FUND seeks current income with growth as its secondary objective. Under normal circumstances, the Convertible Fund will invest at least 80% of its net assets (plus any borrowings) in convertible securities.

         MARKET NEUTRAL FUND seeks high current income consistent with stability of principal. The Fund seeks to achieve its objective primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

         Each of the Convertible Fund, High Yield Fund and Mid Cap Value Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

                              INVESTMENT PRACTICES

         The prospectus contains information concerning each Fund's investment objective and principal investment strategies and risks. This SAI provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

         In pursuing its investment objective, each Fund will invest as described below and in the prospectus.

CONVERTIBLE SECURITIES

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE SECURITIES

         The Funds may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. The Convertible Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Funds may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES

         In pursuing its investment objective, each Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, or Ba or lower by Moody's Investor Services, Inc.) and securities that are not rated but are considered by the investment manager to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that no Fund other than the High Yield Fund will acquire a security rated below C.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Achievement by each Fund of its investment objective(s) will be more dependent on the investment manager's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the investment manager employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

RULE 144A SECURITIES

         Each Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A under the Securities Act of 1933. The investment manager, under the supervision of the Trust's board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than a specified percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the investment manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the investment manager may consider the
(1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund) of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

         Global Growth and Income Fund may invest all of its net assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Each Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Funds intend to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         Each Fund other than Global Growth and Income Fund expects that substantially all of its investments will be in developed nations. However, each Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

         Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in "speculative" currency exchange transactions.

         If a Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

         Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the investment manager's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the investment manager will monitor the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         Each Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

         Each Fund is authorized to purchase and sell (write) exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to a fund's limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income
Fund) in illiquid securities.

         Each Fund may also purchase and sell (write) options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         A Fund will sell (write) call options and put options only if they are "covered." For example, a call option written by a Fund will require such Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require such Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires such Fund to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by a Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when a Fund sells (writes) these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the "in-the-money" amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells (writes) a call option on an index at a time when the in-the-money amount exceeds the exercise price, such Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and such Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         If an option written by a Fund expires, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, such Fund realizes a capital loss equal to the premium paid.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, such Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of such Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of a Fund to utilize options successfully will depend on the investment manager's ability to predict pertinent market investments, which cannot be assured.

         A Fund's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

         Each Fund may purchase and sell (write) call options on securities indices and currencies. All calls sold by a Fund must be "covered." Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold. Each Fund may purchase and sell (write) put options on securities indices and currencies. In selling (writing) put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

--------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely

--------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

         TAXATION OF OPTIONS AND FUTURES. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

--------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

WARRANTS

         Each Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under "Financial Highlights" in the prospectus. Market Neutral Fund experienced a significant decrease in portfolio turnover between the years ended March 31, 2003 and 2002, respectively. The Fund's decrease in portfolio turnover is attributable to a number of factors, including general conditions in the securities markets which made it less desirable to change portfolio investments.

SHORT SALES

Each Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. Each Fund other than Market Neutral Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In addition to selling short against the box, Market Neutral Fund may sell short securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of a warrant or option. Market Neutral Fund would use this technique to hedge against market risk in connection with a synthetic convertible security in the same way selling short against the box hedges against market risk in connection with a true convertible security.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

         Market Neutral Fund will conduct its short sales so that no more than 10% of the net assets of the Fund, when added together, will be (i) deposited with brokers as collateral, and (ii) allocated to segregated accounts in connection with short sales, at any time.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions of a Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against a Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales, which limitations might impair the Fund's ability to achieve its investment objective. See "Taxation."

         In addition to enabling a Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act), or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos Asset Management, Inc. ("CAM") deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

ILLIQUID SECURITIES

         Global Growth and Income Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities.

TEMPORARY INVESTMENTS

         Each Fund may make temporary investments without limitation when the investment manager determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, each Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. The Funds require continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                             INVESTMENT RESTRICTIONS

         Each Fund has elected to be classified as a diversified, open-end management investment company.

         Unless otherwise noted, each Fund operates under the following investment restrictions. A Fund may not:

(i) (for Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund only) make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940 if the Fund is classified as a diversified investment company;

         (for each of the other Funds) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) (for each Fund other than Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund) invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v) (for Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may
         (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

         (for each of the other Funds) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vii) (for Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund) borrow, except from banks, other affiliated Funds and other entities to the extent permitted under the Investment Company Act of 1940;

         (for each of the other Funds) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) (for Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund only) issue any senior security, except to the extent permitted under the Investment Company Act of 1940;

         (for each of the other Funds) issue any senior security, except that the Market Neutral Fund may sell securities short.

         The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of
(a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

         In addition to the fundamental restrictions listed above, and as a non-fundamental policy, no Fund may (except as indicated):

         (a) invest in shares of other open-end investment companies, except as permitted by the Investment Company Act of 1940;

         (b) invest in companies for the purpose of exercising control or management;

         (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

         (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) Market Neutral Fund may make short sales of securities other than those described in clause
(i), provided that no more than 10% of its net assets would, when added together, be deposited with brokers as collateral or allocated to segregated accounts in connection with short sales other than those described in clause
(i);

         (e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person), except that Global Growth and Income Fund may invest all of its assets in securities of foreign issuers.

         (f) (for Blue Chip Fund, Mid Cap Value Fund, Global Growth and Income Fund and High Yield Fund only) invest more than 10% (or 15% in the case of Global Growth and Income Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

         The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval.

         Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for each Fund under the Investment Management Agreement, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until his or her earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which he or she first became a trustee of the Trust. Each trustee oversees each Fund of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

---------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE AT           POSITION(s) HELD WITH TRUST AND DATE  NUMBER OF PORTFOLIOS IN       PRINCIPAL OCCUPATION(s),
 MARCH 31, 2003            FIRST ELECTED OR APPOINTED TO OFFICE   FUND COMPLEX OVERSEEN        DURING PAST 5 YEARS AND
                                                                       BY TRUSTEE             OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

John P. Calamos, Sr., 62*   Trustee and President (since 1988)               11             President and CEO, Calamos
                                                                                            Holdings, Inc. ("CHI"), Calamos
                                                                                            Asset Management, Inc. ("CAM")
                                                                                            and Calamos Financial Services,
                                                                                            Inc. ("CFS")

Nick P. Calamos, 41*        Trustee and Vice President (since 1992)          11             Senior Executive Vice
                                                                                            President, CHI, CAM and CFS
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

---------------------------------------------------------------------------------------------------------------------------
 NAME AND AGE AT         POSITION(s) HELD WITH TRUST AND DATE   NUMBER OF PORTFOLIOS IN       PRINCIPAL OCCUPATION(s),
 MARCH 31, 2003          FIRST ELECTED OR APPOINTED TO OFFICE    FUND COMPLEX OVERSEEN        DURING PAST 5 YEARS AND
                                                                       BY TRUSTEE             OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

Richard J. Dowen, 58        Trustee (since 1988)                             11             Chair and Professor of Finance,
                                                                                            Northern Illinois University

Joe F. Hanauer, 65          Trustee (since 2001)                             11             Director, MAF Bancorp
                                                                                            (banking); Director,
                                                                                            Homestore.com, Inc., (Internet
                                                                                            provider of real estate
                                                                                            information and products);
                                                                                            Director, Combined Investments,
                                                                                            L.P. (investment management);
                                                                                            Director, Loopnet, Inc.
                                                                                            (internet company)

John E. Neal, 53            Trustee (since 2001)                             11             Managing Director, Bank One
                                                                                            Capital Markets, Inc.
                                                                                            (investment banking) (since
                                                                                            1999); and Private Investor
                                                                                            prior thereto

Weston W. Marsh, 52         Trustee (since 2002)                             11             Partner, Freeborn & Peters (law
                                                                                            firm); Director, Telesource
                                                                                            International

William Rybak, 52           Trustee (since 2002)                             11             Retired Private Investor;
                                                                                            Executive Vice President and
                                                                                            CFO, Van Kampen Investments,
                                                                                            Inc. (investment manager),
                                                                                            prior thereto; Director, Howe
                                                                                            Barnes Investments

------------
* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

The address of the Trustees is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

         OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Trust, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

--------------------------------------------------------------------------------------------------------------------------------
      NAME AND AGE AT        POSITION(s) HELD WITH TRUST AND DATE            PRINCIPAL OCCUPATION(s), INCLUDING DIRECTORSHIPS
      MARCH 31, 2003         FIRST ELECTED OR APPOINTED TO OFFICE                       HELD, DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------

Rhowena Blank, 34           Treasurer (since 1999)                           Vice President-Operations, CAM (since 1999); Vice
                                                                             President, CFS (since 2000); Director of
                                                                             Operations, Christian Brothers Investment
                                                                             Services (1998--1999); and Audit Manager, Ernst &
                                                                             Young, LP (1994--1998)

Patrick H. Dudasik, 47      Vice President (since 2001)                      Executive Vice President, Chief Financial Officer
                                                                             and Administrative Officer, and Treasurer of CHI,
                                                                             CAM and CFS (since 2001); Chief Financial
                                                                             Officer, David Gomez and Associates, Inc.
                                                                             (1998--2001) (executive search firm); and Chief
                                                                             Financial Officer, Scudder Kemper Investments,
                                                                             Inc., prior thereto

James S. Hamman, Jr., 33    Secretary (since 1998)                           Executive Vice President and General Counsel of
                                                                             CHI, CAM and CFS (since 1998); Vice President and
                                                                             Associate Counsel, Scudder Kemper Investments,
                                                                             Inc., prior thereto

Jeff Lotito, 31             Assistant Treasurer (since 2000)                 Operations Manager, CAM (since 2000);
                                                                             Manager-Fund Administration, Van Kampen
                                                                             Investments, Inc.  (1999--2000) (investment
                                                                             management); Supervisor-Corporate Accounting,
                                                                             Stein Roe and Farnham (1998--1999); and
                                                                             Supervisor-Financial Reporting, Scudder Kemper
                                                                             Investments, Inc., prior thereto

Ian J. McPheron, 31         Assistant Secretary (since 2003)                 Associate Counsel and Director of Compliance of
                                                                             CAM and CFS (since 2002); Associate, Gardner,
                                                                             Carton & Douglas (law firm) (2002); Vice
                                                                             President, Associate General Counsel and
                                                                             Assistant Secretary, Van Kampen Investments, Inc.
                                                                             (2000-2002); Associate, Wildman, Harrold, Allen &
                                                                             Dixon (law firm) (1997-2000)

The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

         COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has three standing committees:

Executive Committee. Messrs. John Calamos and Nick Calamos are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Audit Committee. Messrs. Dowen, Hanauer, Marsh, Neal and Rybak serve on the audit committee. The audit committee selects independent auditors for each Fund, monitors the auditors' performance, reviews the scope and results of each Fund's audit, and responds to other matters deemed appropriate by the board of trustees.


Governance Committee. Messrs. Dowen, Hanauer, Marsh, Neal and Rybak serve on the governance committee. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. The governance committee makes recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee will not consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of each Fund.

In addition to the above committees, there is a pricing committee comprised of officers of the Trust and employees of CAM.

During the fiscal year ended March 31, 2003, the Trust's board of trustees held five meetings, the executive committee held no meetings, the audit committee held four meetings, and the governance committee held no meetings. All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during each such fiscal year.

         TRUSTEE COMPENSATION. Messrs. John Calamos and Nick Calamos, the trustees who are "interested persons" of the Trust, do not receive compensation from the Trust. Although they are compensated, the noninterested trustees do not receive any pension or retirement benefits from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees.

                                                            TOTAL COMPENSATION
                                 AGGREGATE COMPENSATION       FROM CALAMOS
                                     FROM THE TRUST           FUND COMPLEX*
    NAME                             4/1/02-3/31/03          4/01/02-3/31/03
    ----                         ----------------------     ------------------
    John P. Calamos                    $       0              $          0
    Nick P. Calamos                            0                         0
    Richard J. Dowen                      30,647                    48,000+
    Joe F. Hanauer                        30,647                    48,000
    John E. Neal                          30,647                    48,000+
    Weston W. Marsh                       30,647                    48,000
    William Rybak                         30,647                    48,000

+ Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds selected by the trustee. As of March 31, 2003, the value of each of Messrs. Dowen's and Neal's deferred compensation account was $32,313 and $57,788, respectively.
* For the periods shown, the Fund Complex includes the Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund and Calamos Convertible and High Income Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of CAM and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

         CODE OF ETHICS. Employees of CAM and CFS are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, CAM and CFS. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of CAM and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

         PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to CAM, subject to the board of trustees' general oversight. Each Fund expects CAM to vote proxies related to that Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. CAM has adopted its own Proxy Voting Policies and Procedures ("Policies"). The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the adviser and its affiliates.

         The following is a summary of the Policies used by CAM in voting proxies.

         To assist it in voting proxies, CAM has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

         In general, if CAM believes that a company's management and board have interests sufficiently aligned with the Fund's interest, CAM will vote in favor of proposals recommended by a company's board. More specifically, CAM seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although CAM will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

         Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, CAM will vote on a case-by-case basis on proposals presenting these transactions.

         Finally, CAM has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the Committee, along with CAM's Legal Department, will examine conflicts of interests with the Fund of which CAM is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict.


         You may obtain a copy of Calamos' Policies by calling (800) 582-6959, by visiting the Fund's website at www.calamos.com, by writing CAM at: Calamos Investments, Attn: Client Services, 1111 East Warrenville Road, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

At December 31, 2002, each trustee, beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.



                                                             GROWTH AND
                     GROWTH        BLUE CHIP    MID CAP        INCOME       GLOBAL GROWTH
    TRUSTEE           FUND           FUND      VALUE FUND       FUND       AND INCOME FUND
    -------          ------      ------------- ----------    ----------    ---------------

John P. Calamos   over $100,000      None         None      over $100,000    over $100,000

Nick P. Calamos   over $100,000      None         None      over $100,000  $50,001-100,000

Richard J. Dowen      None           None         None     $10,001-50,000        None

Joe F. Hanauer        None           None         None           None            None

John E. Neal          None           None         None     $10,001-50,000        None

Weston W. Marsh       None           None         None           None            None

William Rybak         None           None         None           None            None


                                                                            AGGREGATE DOLLAR
                                                                             RANGE OF SHARES
                      HIGH YIELD       CONVERTIBLE     MARKET NEUTRAL         OF ALL FUNDS
    TRUSTEE              FUND             FUND              FUND           IN THE FUND COMPLEX
    -------           ----------       -----------     --------------      -------------------

John P. Calamos      over $100,000    over $100,000         None              over $100,000

Nick P. Calamos     $10,001-50,000    over $100,000         None              over $100,000

Richard J. Dowen         None             None              None            $50,001-100,000

Joe F. Hanauer           None             None              None                  None

John E. Neal             None             None          over $100,000         over $100,000

Weston W. Marsh          None             None              None                  None

William Rybak            None             None              None                  None

No trustee who is not an interested person of the Trust owns beneficially or of record, any security of the Adviser, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or CFS.

                          INVESTMENT ADVISORY SERVICES

         Investment management and administrative services are provided to the Funds by CAM pursuant to an Investment Management Agreement (the "Agreement") dated August 1, 2000. For more information, see the prospectus under "Management of the Funds." Each Fund pays CAM a fee accrued daily and paid monthly. Growth Fund pays a fee at the annual rate of 1% of the first $500 million of the Fund's average net assets, .90% of the next $500 million of average net assets, and ..80% of average net assets in excess of $1 billion. Mid Cap Value Fund and Global Growth and Income Fund each pay a fee at the annual rate of 1% of average net assets. High Yield Fund pays a fee at the annual rate of .75% of average net assets. Each Growth and Income Fund, Convertible Fund and Market Neutral Fund pays a fee at the annual rate of .75% of the first $500 million of average net assets, .70% of the next $500 million of average net assets, and .65% of average net assets in excess of $1 billion. CAM is a wholly-owned subsidiary of CHI. CHI is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.


         During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by CAM for expenses in excess of applicable expense limitations as follows:

                                                                   Year Ended              Year Ended            Year Ended
            Description of Fund                                      3/31/03                 3/31/02               3/31/01
            -------------------                                   -------------           -------------         -------------

Growth Fund
     Advisory fee                                                      18,008,981              6,471,941             1,121,470
     Waiver or reimbursement                                                   --                     --              (124,380)(1)
                                                                  ---------------        ---------------       ---------------
     Net fee                                                           18,008,981              6,471,941               997,090

Blue Chip Fund(2)
     Advisory Fee                                                               0                      0                     0
     Waiver or reimbursement                                                    0                      0                     0
                                                                  ---------------        ---------------       ---------------
     Net fee                                                                    0                      0                     0

Mid Cap Value Fund(3)
     Advisory Fee                                                          60,051                  1,817                   N/A
     Waiver or reimbursement                                             (258,020)               (55,355)                  N/A
                                                                  ----------------       ---------------       ---------------
     Net Fee                                                             (197,969)               (53,538)                  N/A

Growth and Income Fund
     Advisory Fee                                                       5,408,747              1,678,129               560,086
     Waiver or reimbursement                                                   --                     --               (30,313)(2)
                                                                  ---------------        ---------------       ---------------
     Net fee                                                            5,408,747              1,678,129               529,773

Global Growth and Income Fund
     Advisory fee                                                         276,942                155,491               149,559
     Waiver or reimbursement                                             (187,104)              (193,267)             (170,187)(2)
                                                                  ----------------       ---------------       ---------------
     Net fee                                                               89,838                (37,776)              (20,628)

High Yield Fund
     Advisory fee                                                         261,809                 39,644                 7,980
     Waiver or reimbursement                                              (72,425)              (212,356)             (115,258)(2)
                                                                  ----------------       ---------------       ---------------
     Net fee                                                              189,384               (172,712)             (107,278)

Convertible Fund
     Advisory Fee                                                 $     6,389,793        $     3,255,179       $     1,693,196
     Waiver or reimbursement                                                   --                     --              (148,156)(2)
                                                                  ---------------        ---------------       ---------------
     Net fee                                                      $     6,389,793        $     3,255,179       $     1,545,040

Market Neutral Fund
     Advisory fee                                                       4,438,574              2,547,021               398,078
     Waiver or reimbursement                                                   --                     --                  (681)(2)
                                                                  ---------------        ---------------       ---------------
     Net fee                                                            4,438,574              2,547,021               397,397

----------------------
(1) Includes costs (or expenses) associated with additional distributions that were reimbursed by CAM.
(2)      Blue Chip Fund commenced operations after the period shown.
(3)      Mid Cap Value Fund commenced operations on 1/2/02.

The Agreement continues in effect with respect to each Fund from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the board of trustees of the Trust held on June 23, 2003, called in part for the purpose of voting on the renewal of the Agreement, the Agreement was renewed through July 31, 2004 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately.

In evaluating the Agreement, the trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and their personnel, operations and financial condition. The trustees discussed with representatives of the Adviser each Fund's operations and the Adviser's ability to provide advisory and other services to the Funds. The trustees also reviewed, among other things:

         o the investment performance of other Adviser funds with similar investment strategies;

         o the proposed fees to be charged by the Adviser for investment management services;

         o        each Fund's projected total operating expenses;

         o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

         o the experience of the investment advisory and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser.

         The trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of the Adviser's fees and the expense ratio of each Fund in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies;
(3) the performance of each fund in relation to the results of other comparable investment companies and unmanaged indices; (4) the ability of the Adviser to receive research products and services from brokers in connection with brokerage transactions executed for the Funds and other accounts managed by the Adviser; and (5) other factors that the trustees deemed relevant. The trustees deemed each of these factors to be relevant to their consideration of the Agreement. The Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust or CAM upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by CAM, and the Trust has agreed to change the names to remove those references if CAM ceases to act as investment adviser to the Funds.

         The trustees approved a proposal that CAM provide the following financial accounting services to the Funds: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any Fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the Funds in accordance with rules and regulations of the SEC; calculate net investment income dividends and capital gains distributions; calculate track and report tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; monitor trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for the trustees and service providers.

            For providing those financial accounting services, it is proposed that CAM will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of Combined Assets; 0.0150% on the next $1 billion of Combined Assets; and 0.0110% on Combined Assets above $2 billion ("proposed financial accounting service fee"). Each Fund will pay its pro rata share of the proposed financial accounting service fee payable to CAM based on relative managed assets of each Fund.

            As of the date hereof, such proposal has not been implemented.

EXPENSES

         Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by CAM, including
(i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses;
(v) fees and expenses related to the organization of the Funds and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

         CAM has voluntarily undertaken to reimburse each class of shares for any annual operating expenses through August 31, 2004 in excess of certain limits as described in the prospectus under "--Who Manages the Funds?"

                                DISTRIBUTION PLAN

         The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plans"), whereby Class A shares, Class B shares and Class C shares of each Fund pay to CFS, service and distribution fees as described in the prospectus.

         The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new Class A shares, Class B shares and Class C shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Funds would be in the best interests of shareholders because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit each of the Funds to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to any Fund, by vote of a majority of that Fund's outstanding shares. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that termination by a majority of the outstanding shares must be on not more than 60 days' written notice to any other party to such agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

         Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

         CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued. Payments by a Fund pursuant to the Plan are not intended to finance distribution of shares of the other Funds.

         During the year ended March 31, 2003, each of the Funds made payments to CFS pursuant to the Plan in the following amounts:

                                                                  GLOBAL
                                   MID CAP                        GROWTH &           HIGH                           MARKET
   GROWTH         BLUE CHIP         VALUE        GROWTH &         INCOME             YIELD      CONVERTIBLE         NEUTRAL
    FUND            FUND            FUND       INCOME FUND          FUND             FUND          FUND              FUND
   ------       -------------      -------     -----------     -------------         -----      -----------         -------

$  10,017,350        $0            $19,542     $ 4,483,115     $      139,108    $    209,257   $ 5,355,309     $    3,046,077




                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the Funds' prospectus under the headings "How Can I Buy Shares?" and "How Can I Sell Shares?" All of that information is incorporated herein by reference.

         You may purchase or redeem shares of the Funds through certain investment dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in the prospectus.

         An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange (the "NYSE") and transmit those orders separately for execution at the net asset value next determined after that business day. It is the responsibility of Intermediary to transmit purchase orders and redemption requests received by them to U.S. Bancorp Fund Services, LLC so they will be received in a timely manner.

HOW TO PURCHASE SHARES

         Shares of the Funds are sold through selected broker-dealers and banks that have signed agreements with CFS, or may be purchased by check or wire as described below. The minimum initial investment by a shareholder in each Fund is $1,000, except for Market Neutral Fund which is $10,000. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50 or more. Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirement for any omnibus account of any intermediary with whom CAM has entered into an agreement, including without limitation, profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified retirement plans. Each Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates.

         In addition, the Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number, and permanent street address. Corporate, trust, and other entity accounts require additional documentation. The Funds will use this information to verify your identity. The Funds will return your application if any of this information is missing, and may request additional information from you to assist in verifying your identity. In the event that the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day's net asset value. A Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

OFFERING PRICE

         Class A shares of each Fund are sold to investors at net asset value plus a sales charge, which may be reduced or waived as described below. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund, and a contingent deferred sales charge payable upon certain redemptions. Class C shares of each Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares of the same Fund. When placing an order, you must specify whether the order is for Class A, Class B or Class C shares.

         The differences between Class A shares, Class B shares and Class C shares lie primarily in their initial and contingent deferred sales charge structures and in their asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also "Expenses" and "How to Redeem Shares." Each class has distinct advantages and disadvantages for different investors, and you may choose the class that best suits your circumstances and objectives.

                                                                     Annual 12b-1 Fees
                                                                     (as a % of average
Class                              Sales Charge                      daily net assets)              Other Information
-----                              ------------                      -----------------              -----------------

Class A              Maximum initial sales charge of 4.75% of                .25%           Initial sales charge waived or reduced
                     offering price                                                         for certain purchases*

Class B              Maximum contingent deferred sales charge of 5%         1.00%           Shares convert to Class A shares 8 years
                     of redemption proceeds; declines to zero after                         after issuance
                     6 years

Class C              1% deferred sales charge on shares redeemed            1.00%**         No conversion feature
                     within one year

---------------
*        See the note to the following table.

** The 12b-1 fee of 1% for the first year is advanced to the Selling Dealer by CFS from its own resources at the time of investment. Annual 12b-1 fees are paid quarterly in arrears beginning in the second year. Of this amount, .25% is for administrative services and the balance is for distribution services.

         The sales charges on sales of Class A shares of each Fund (except when waived as described below under "How to Purchase Shares - Sales Charge Waiver") are as follows:

                                                                Sales Charge Paid by Investor on Purchase of Class A Shares
                                                     -------------------------------------------------------------------------------

                                                            As a % of                  As a % of              % of Offering Price
                                                       Net Amount Invested          Offering Price        Retained by Selling Dealer
                                                       -------------------          --------------        --------------------------

Less than $50,000..............................               4.99%                      4.75%                     4.00%
$50,000 but less than $100,000.................               4.44                       4.25                      3.50
$100,000 but less than $250,000................               3.63                       3.50                      2.75
$250,000 but less than $500,000................               2.56                       2.50                      2.00
$500,000 but less than $1,000,000..............               2.04                       2.00                      1.60
$1,000,000 or more*............................               None                       None                      None

---------------
* On an investment of $1 million or more, CFS from its own resources pays the selling dealer a commission of .50% of the amount of the investment. If you purchase such shares without a sales charge (other than by reinvestment of dividends or distributions) and redeem them within two years, a contingent deferred sales charge will be imposed at the rate of 1% on shares redeemed within one year after purchase, and, if you purchased shares after July 31, 2001, .50% on shares redeemed during the second year after purchase, determined on a first-in, first-out basis. However, CFS will waive the contingent deferred sales charge in the event that the selling dealer waives the .50% commission to which the dealer is entitled. Accordingly, if you are not charged an upfront sales charge or a contingent deferred sales charge, the selling dealer will not receive a commission or finder's fee.

         Each Fund receives the entire net asset value of all of its Class A shares sold. CFS, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

         CFS compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% of the amount of Class B shares purchased. CFS is compensated by each Fund for services as distributor and principal underwriter for Class B shares. Class B shares of a Fund will automatically convert to Class A shares of the same Fund eight years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the 12b-1 fee when they have been outstanding long enough for CFS to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

WHICH CLASS OF SHARES SHOULD YOU PURCHASE?

         The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than eight years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within eight years might consider Class C shares. No order for Class B shares of any Fund may exceed $250,000 and no order for Class C shares of any Fund may exceed $1,000,000. For more information about the three share classes, consult your financial representative or the call us toll free at
(800) 823-7386. Financial services firms may receive different compensation depending upon which class of shares they sell.

PURCHASES BY WIRE

         You may also purchase shares by wiring funds from your bank. To insure proper credit to your account, please call the Funds at (800) 823-7386 before sending your wire. The wire should be sent to U.S. Bank, N.A.; ABA #075000022; for U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, bank account no. 112-952-137; FBO Calamos [fund name] Fund; [shareholder name and account number]. The applicable offering price for a purchase by wire is the offering price per share next determined after receipt of the wired funds. Receipt of a wire could be delayed by delays on the Federal Reserve wire system. After you have wired funds, you must complete the application form and send it to CFS. A Fund will not honor redemption requests until the completed application has been received, and failure to submit a completed application may result in backup withholding as required by the Internal Revenue Code.

PURCHASES BY MAIL

         You may also purchase shares of a Fund by sending a check payable to the Fund, along with information identifying you and your account number to the Fund's transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. An initial investment made by check must be accompanied by a completed application. A subsequent investment may be made by detaching the stub from your account statement and sending it with your check in the envelope provided with your statement. All checks must be drawn on a U.S. bank in U.S. funds. A check written by a third party will not be accepted. A charge ($25 minimum) may be imposed if any check submitted for investment does not clear. If you purchase shares by check, you will not be able to redeem the shares until the check has been collected, which may take 15 days.

PURCHASES BY TELEPHONE

         You may purchase shares of a Fund by telephone once you have established an account. Complete information regarding the telephone purchase privilege is included in the prospectus under "How Can I buy Shares?"

PURCHASES BY EXCHANGE

         You may purchase shares of a Fund by exchange of shares from another Fund, by exchange of shares of Money Market Portfolio, a portfolio of Cash Account Trust (such shares are referred to as "Cash Account Shares") either by mail or by instructing your broker-dealer or other sales agent, who will communicate your order to the Trust's transfer agent. If you have a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") that holds shares of Summit Cash Reserves Fund, a series of Financial Institution Series Trust (such shares are referred to as "Summit Fund Shares"), and the Summit Fund Shares were purchased by exchange from a Fund, you may purchase shares of a Fund through your Merrill Lynch broker by exchange of Summit Fund Shares. See "How to Redeem Shares - Redemption by Exchange." YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND DURING ANY CALENDAR YEAR. No sales charge is imposed on purchases of Class A shares by exchange of Class A shares from another Fund or by exchange of Cash Account Shares or Summit Fund Shares, previously purchased through use of the exchange privilege. If you are exchanging into Cash Account Shares (or Summit Fund Shares) from shares of a Fund that are subject to a contingent deferred sales charge at the time of exchange, the rate of the contingent deferred sales charge is tolled as of the date of such exchange as long as you hold the Cash Account Shares (or Summit Fund Shares). Please review the information under "How to Redeem Shares - Redemption by Exchange."

SALES CHARGE WAIVER

         In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of shares redeemed by a Fund within the previous 60 days also may be reinvested in shares of the same class of that Fund at net asset value without the payment of any sales charge.

RIGHTS OF ACCUMULATION

         The sales charges described above also apply on a cumulative basis to Class A shares of the Funds and any other series of the Trust as to which a sales charge applies, and over any period of time. Therefore, the value of all your Class A shares of a Fund and any other series of the Trust with respect to which a sales charge was paid, taken at the current offering price or original cost, whichever is greater, can be combined with a current purchase to determine the applicable offering price of the current purchase. In order to receive the cumulative quantity reduction, you must give CFS or your dealer notification of the prior purchases at the time of the current purchase.

         For purposes of determining which purchases may be combined to determine the sales charge rate, you and your spouse can add together shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children under the age of 21. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

LETTER OF INTENT

         You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period in shares of the Funds as to which a sales charge would be imposed and any other series of the Trust. You may compute the thirteen-month period starting up to ninety days before the date of execution of the letter of intent. Your initial investment must be at least 5% of the amount your letter of intent indicates you intend to invest. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. During the term of the letter of intent, shares representing 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy or a Fund to sell the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

HOW TO REDEEM SHARES

         Shares of the Funds will be redeemed at the respective net asset value next determined after receipt of a redemption request in good form on any day the NYSE is open for trading. Requests received after the time for computation of a Fund's net asset value for that day will be processed the next business day.

         If Class C shares, or Class A shares for which the initial purchase price was $1 million or more, on which no initial sales charge was imposed are redeemed within one year after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis, a contingent deferred sales charge of 1% of the purchase price will be imposed. A contingent deferred sales charge of .50% of the purchase price will be imposed on the redemption during the second year after purchase of Class A shares, where the initial purchase price was $1 million or more.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

         A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates based on the lesser of the redemption price or purchase price excluding amounts not subject to the charge.

           Year of Redemption                         Contingent Deferred
         Deferred After Purchase                         Sales Charge
         -----------------------                      -------------------

        First                                                 5%
        Second                                                4%
        Third or Fourth                                       3%
        Fifth                                                 2%
        Sixth                                                 1%

         The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
Section 72(t)(2)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Calamos IRA accounts).

CONTINGENT DEFERRED SALES CHARGE - GENERAL INFORMATION.

         The following example will illustrate the operation of the contingent deferred sales charge. Assume that you make a single purchase of $10,000 of a Fund's Class B shares and that 18 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $2,000 of share appreciation to a total of $13,000. If you were then to redeem the entire $13,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $2,000 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($400) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in July, 2002 will be eligible for the second year's charge if redeemed on or after July 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CFS receives any contingent deferred sales charge directly.

REDEMPTION BY MAIL

         A written request for redemption (and an endorsed share certificate, if issued) must be received by the Trust's transfer agent at its address shown under "Purchases by Mail" above to constitute a valid redemption request.

         Your redemption request must:

1. specify the Fund, your account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.       be signed by all owners exactly as their names appear on the account;
         and

3. include a signature guarantee for each signature on the redemption request by CFS, by a securities firm that is a member of the NYSE, or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures.

         In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

REDEMPTION BY WIRE OR TELEPHONE

         Broker-dealers or other sales agents may communicate redemption orders by wire or telephone to the Trust's transfer agent. It is the responsibility of broker-dealers and sales agents to transmit redemption requests received by them to the Trust's transfer agent so they will be received by them in a timely manner. These firms may charge for their services in connection with your redemption request but the Funds do not impose any such charges. Additionally, if your shares are held for you by the Trust's transfer agent, you may redeem up to $50,000 worth of shares by telephone, as described in the prospectus under "How Can I Sell Shares?"

EXPEDITED REDEMPTION

         Unless share certificates have been issued to you, you may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that you have previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your redemption request (provided redemptions may be made under the general criteria set forth below). A $15 service charge for payment of redemption proceeds by wire will be deducted from the proceeds.

REDEMPTION BY EXCHANGE

         You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds or Cash Account Shares (or Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch and Merrill Lynch has commenced offering the exchange program for Summit Fund Shares) if your signed, properly completed application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. YOU MAY NOT MAKE MORE THAN FOUR EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR. Before exchanging into Cash Account Shares (or Summit Fund Shares), you should obtain the prospectus relating to those shares from CAM (or from Merrill Lynch, in the case of Summit Fund Shares) and read it carefully. The exchange privilege is not an offering or recommendation of Cash Account Shares or Summit Fund Shares. If you are exchanging into Cash Account Shares (or Summit Fund Shares) from shares of a Fund that are subject to a contingent deferred sales charge at the time of exchange, the rate of the contingent deferred sales charge is tolled as of the date of such exchange as long as you hold the Cash Account Shares (or Summit Fund Shares) and any contingent deferred sales charge subsequently imposed will be reduced by the amount of any 12b-1 fees imposed on your Cash Account Shares (or Summit Fund Shares). For example, if you made an investment in Class B shares of a Fund in July 2002, and you exchange into Cash Account Shares in August, 2005, the rate of the contingent deferred sales charge would remain at the fourth year's rate of 3% as long as you hold the Cash Account Shares. If later you exchange back into Class B shares of the Fund, the toll would be lifted. In other words, the length of the period of ownership of Cash Account Shares (or Summit Fund Shares) is excluded from the determination of the length of period of ownership for purposes of determining the applicable rate of contingent deferred sales charge. If you should redeem (and not exchange) your Cash Account Shares (or Summit Fund Shares), you would pay the contingent deferred sales charge applicable at the time you acquired those shares, less the amount of any 12b-1 fees imposed on those shares. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "Redemption by Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. An exchange may also be made by instructing your broker-dealer or other sales agent, who will communicate your instruction to CAM. No sales charge is imposed on purchases by exchange into the same class of shares.

GENERAL

         A check for proceeds of a redemption will not be released until the check used to purchase the shares has been collected, which is usually no more than 15 days after purchase. You may avoid this delay by purchasing shares through a wire transfer of funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small accounts, each Fund reserves the right upon 30 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation. PLEASE TELEPHONE THE FUNDS IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. YOU MAY NOT CANCEL OR REVOKE YOUR REDEMPTION REQUEST ONCE YOUR INSTRUCTIONS HAVE BEEN RECEIVED AND ACCEPTED.

SHAREHOLDER ACCOUNTS

         Each shareholder of a Fund receives quarterly account statements showing transactions in shares of the Fund and with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment, or change of shareholder address (sent to the former address).

RETIREMENT PLANS

         You may use the Funds as investments for your Individual Retirement Account ("IRA"), profit sharing or pension plan, Section 40l(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from CFS and authorized broker-dealers.

SYSTEMATIC WITHDRAWAL PLAN

         You may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call (800) 823-7386 and request a Systematic Withdrawal form. Your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are proceeds of redemption and are taxable as such. The maximum annual rate at which Class B shares may be redeemed (and Class C shares in their first year following purchase and Class A shares purchased in amounts of $1,000,000 or more) under a systematic withdrawal plan is 10% of the net asset value of the account. Because a sales charge is imposed on purchases of shares of the Funds, you should not purchase shares while participating in the Systematic Withdrawal Plan. You may modify or terminate your Systematic Withdrawal Plan by written notice to the transfer agent at least seven business days prior to the start of the month in which the change is to be effective.

AUTOMATIC BANK DRAFT PLAN

         If you own shares of a Fund, you may purchase additional shares of that Fund through the Automatic Bank Draft Plan. Under the Plan, the Trust will automatically debit your bank checking account on a monthly or semi-monthly basis in an amount ($50 or more) specified by you and invest the specified amount in additional shares of the Fund. To obtain an Automatic Bank Draft Plan form, call (800) 823-7386. The Plan is not available to clients of service organizations that offer similar investment services.

EXCHANGE PRIVILEGE

         You may exchange shares of any Fund for shares of another Fund or for Cash Account Shares (or for Summit Fund Shares if your Fund shares are held in a brokerage account with Merrill Lynch) or exchange Cash Account Shares or Summit Fund Shares for shares of a Fund, without payment of any sales charge as described above under "How to Purchase Shares - Purchase by Exchange" and "How to Redeem Shares - Redemption by Exchange."

NET ASSET VALUE

         In computing the net asset value of each Fund, portfolio securities, including options, that are traded on a national securities exchange are valued at the last reported sales price. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

         When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures approved by the board of trustees or a committee thereof. These procedures may utilize valuations furnished by pricing services approved by the board of trustees or a committee thereof, which include market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

         Each Fund's net asset value is determined only on days on which the NYSE is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

REDEMPTION IN KIND

         The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                             PERFORMANCE INFORMATION

TOTAL RETURN

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return will be computed as follows:


            ERV        =      P(1+T)(n)

            Where:     P      =      a hypothetical initial investment of $1,000

                       T      =      average annual total return

                       n      =      number of years

                       ERV    =      ending redeemable value of a hypothetical
                                     $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Funds. The Funds' total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Funds for a specified period of time. The Funds' total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                 ATV(D) = P(l+T)(n)

      Where:     P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years
                 ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                  Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                 ATV(DR) = P(l+T)(n)

      Where:     P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions and redemption) n = number of years ATV(DR) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

         Total Return (taking into account the effect of the sales charge) and Average Annual Total Return for each of the Funds was as shown below for the following periods ended March 31, 2003.

                                                      Cumulative Total Return                    Average Annual Total Return
                                             ------------------------------------------   ------------------------------------------
                                             Class A    Class B     Class C     Class I   Class A     Class B     Class C    Class I
                                             -------    -------     -------     -------   -------     -------     -------    -------
              Fund Description                 (%)        (%)         (%)         (%)       (%)         (%)         (%)        (%)
              ----------------                 ---        ---         ---         ---       ---         ---         ---        ---

Growth Fund
Return before taxes
    1 Year................................    -19.84     -20.64      -17.28      -15.62    -19.84      -20.64      -17.28     -15.62
    5 Years...............................     83.01       N/A        89.06       99.86     12.85        N/A        13.58      14.85
    10 Years..............................    358.94       N/A         N/A         N/A      16.46        N/A         N/A        N/A
    Life of Class (A Shares, 9/4/90;          597.52     -29.07      205.30      112.66     16.71      -12.60       18.51      14.61
      B Shares, 9/11/00;
      C Shares 9/3/96; and I Shares,
      9/18/97)............................
Return after taxes on distributions
    1 Year................................    -19.84     -20.64      -17.28      -15.62    -19.84      -20.64      -17.28     -15.62
    5 Years...............................     75.28       N/A        81.15       91.78     11.88        N/A        12.62      13.91
    10 Years..............................    259.57       N/A         N/A         N/A      13.65        N/A         N/A        N/A
    Life of Class.........................    441.85     -30.53      159.34       87.76     14.39      -13.31       15.60      12.06
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................    -12.89     -13.41      -11.23      -10.15    -12.89      -13.41      -11.23     -10.15
    5 Years...............................     66.45       N/A        71.31       79.76     10.73        N/A        11.37      12.44
    10 Years..............................    231.34       N/A         N/A         N/A      12.73        N/A         N/A        N/A
    Life of Class.........................    389.71     -22.81      142.14       79.13     13.47       -9.65       14.40      11.11




                                                      Cumulative Total Return                    Average Annual Total Return
                                             ------------------------------------------   ------------------------------------------
                                             Class A    Class B     Class C     Class I   Class A     Class B     Class C    Class I
                                             -------    -------     -------     -------   -------     -------     -------    -------
              Fund Description                 (%)        (%)         (%)         (%)       (%)         (%)         (%)        (%)
              ----------------                 ---        ---         ---         ---       ---         ---         ---        ---

Blue Chip Fund*
Return before taxes
    1 Year................................         -          -           -           -         -           -           -          -
    Life of Class (A Shares, ###; B
      Shares, ###; C Shares ###)..........         -          -           -           -         -           -           -          -
Return after taxes on distributions
    1 Year................................         -          -           -           -         -           -           -          -
    Life of Class.........................         -          -           -           -         -           -           -          -
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................         -          -           -           -         -           -           -          -
    Life of Class.........................         -          -           -           -         -           -           -          -


Mid Cap Value Fund
Return before taxes
    1 Year................................    -25.82     -26.56      -23.55      -22.02    -25.82      -26.56      -23.55     -22.02
    Life of Class (A Shares, 1/2/02; B        -26.67     -26.75      -23.70      -21.47    -22.03      -22.10      -19.51     -19.97
      Shares, 1/2/02; C Shares, 1/2/02)...
Return after taxes on distributions           -25.82     -26.56      -23.55      -22.02    -25.82      -26.56      -23.55     -22.02
    1 Year................................    -26.67     -26.75      -23.70      -21.47    -22.03      -22.10      -19.51     -19.97
    Life of Class.........................
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................    -16.78     -17.26      -15.30      -14.31    -16.78      -17.26      -15.30     -14.31
    Life of Class.........................    -21.33     -21.40      -18.96      -17.17    -17.51      -17.57      -15.52     -15.94


Growth & Income Fund
Return before taxes
    1 Year................................     -9.36     -10.22       -6.50       -4.65     -9.36      -10.22       -6.50      -4.65
    5 Years...............................     53.59       N/A        58.82       64.20      8.96        N/A         9.69      10.43
    10 Years..............................    238.31       N/A         N/A         N/A      12.96        N/A         N/A        N/A
    Life of Class (A Shares, 9/22/88; B       528.13      -2.09      141.47       87.84     13.49       -0.82       14.17      12.07
      Shares, 9/11/00; C Shares, 8/5/96
      and I Shares, 9/18/97)..............
Return after taxes on distributions
    1 Year................................    -10.09     -10.68       -7.03       -5.51    -10.09      -10.68       -7.03      -5.51
    5 Years...............................     40.21       N/A       -46.58       48.23      6.99        N/A         7.95       8.19
    10 Years..............................    160.36       N/A         N/A         N/A      10.04        N/A         N/A        N/A
    Life of Class.........................    346.28      -6.30      110.14       63.80     10.85       -2.52       11.81       9.33
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................     -6.14      -6.67       -4.26       -3.09     -6.14       -6.67       -4.26      -3.09
    5 Years...............................     37.46       N/A        42.29       44.90      6.57        N/A         7.31       7.70
    10 Years..............................    146.20       N/A         N/A         N/A       9.43        N/A         N/A        N/A
    Life of Class.........................    312.84      -2.85       98.16       59.25     10.26       -1.13       10.83       8.78


Global Growth and Income Fund
Return before taxes
    1 Year................................    -12.98     -13.90      -10.24       -8.29    -12.98      -13.90      -10.24      -8.29
    5 Years...............................     16.26       N/A        20.28       23.84      3.06        N/A         3.76       4.37
    Life of Class (A Shares, 9/9/96; B         63.73     -15.92       68.02       37.29      7.81       -6.57        8.29       5.90
      Shares, 9/11/00; C Shares, 9/24/96;
      and I Shares, 9/18/97
Return after taxes on distributions
    1 Year................................    -13.10     -14.01      -10.36       -8.41    -13.10      -14.01      -10.36      -8.41
    5 Years...............................      8.18       N/A        12.84       14.70      1.59        N/A         2.45       2.78
    Life of Class.........................     48.18     -20.08       53.51       24.99      6.18       -8.41        6.80       4.12
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................     -8.45      -9.04       -6.66       -5.39     -8.45       -9.04       -6.66      -5.39
    5 Years...............................     10.68       N/A        14.29       16.34      2.05        N/A         2.71       3.07
    Life of Class.........................     45.20     -13.76       49.27       25.52      5.85       -5.64        6.34       4.19



* Due to its recent inception, the Blue Fund does not have total return information for time period stated as of this prospectus.


                                                      Cumulative Total Return                    Average Annual Total Return
                                             ------------------------------------------   ------------------------------------------
                                             Class A    Class B     Class C     Class I   Class A     Class B     Class C    Class I
                                             -------    -------     -------     -------   -------     -------     -------    -------
              Fund Description                 (%)        (%)         (%)         (%)       (%)         (%)         (%)        (%)
              ----------------                 ---        ---         ---         ---       ---         ---         ---        ---


High Yield Fund
Return before taxes
    1 Year................................     -2.33      -2.96        0.87        2.83     -2.33       -2.96        0.87       2.83
    Life of Class (A Shares, 8/1/99; B         12.31      15.65       18.58        5.58      3.22        6.60        7.78       5.13
      Shares, 12/21/00; and C Shares,
      12/21/00)...........................
Return after taxes on distributions
    1 Year................................     -4.18      -4.64       -0.83        0.81     -4.18       -4.64       -0.83       0.81
    Life of Class.........................      3.69      10.01       12.79        3.15      0.99        4.29        5.44       2.90
Return after taxes on distributions
and sale of Fund shares
    1 Year................................     -1.72      -2.11        0.38        1.61     -1.72       -2.11        0.38       1.61
    Life of Class.........................      5.37       9.63       11.90        3.26      1.44        4.13        5.07       3.00


Convertible Fund
Return before taxes
    1 Year...............................     -12.02    -12.87       -9.23       -7.44    -12.02      -12.87       -9.23       -7.44
    5 Years..............................      25.63       N/A       28.62       34.03      4.67         N/A        5.16        6.03
    10 Years.............................     162.93       N/A         N/A         N/A     10.15         N/A         N/A         N/A
    Life of Class (A Shares, 6/21/85; B       474.95     -3.44       87.02       59.29     10.34       -1.36        9.74        8.41
      Shares, 9/11/00; C Shares 7/5/96
      and I Shares, 6/25/97).............
Return after taxes on distributions
    1 Year...............................     -12.52    -13.16       -9.57       -8.05    -12.53      -13.16       -9.57       -8.05
    5 Years..............................      14.67       N/A       18.80       20.31      2.78         N/A        3.50        3.77
    10 Years.............................     103.07       N/A         N/A         N/A      7.34         N/A         N/A         N/A
    Life of Class........................     287.96     -8.33       64.90       39.65      7.93       -3.35        7.71        5.97
Return after taxes on distributions and
   sale of Fund shares
    1 Year...............................      -7.85     -8.39       -6.02       -4.88     -7.85       -8.39       -6.02       -4.88
    5 Years..............................      16.45       N/A       19.51       22.19      3.09         N/A        3.63        4.09
    10 Years.............................      98.71       N/A         N/A         N/A      7.11         N/A         N/A         N/A
    Life of Class........................     268.51     -4.16       60.37       39.61      7.61       -1.65        7.26        5.96












                                                      Cumulative Total Return                    Average Annual Total Return
                                             ------------------------------------------   ------------------------------------------
                                             Class A    Class B     Class C     Class I   Class A     Class B     Class C    Class I
                                             -------    -------     -------     -------   -------     -------     -------    -------
              Fund Description                 (%)        (%)         (%)         (%)       (%)         (%)         (%)        (%)
              ----------------                 ---        ---         ---         ---       ---         ---         ---        ---

Market Neutral Fund
Return before taxes
    1 Year................................      2.05       1.28        5.29        7.40      2.05        1.28        5.29       7.40
    5 Years...............................     49.25       N/A         N/A         N/A       8.34        N/A         N/A        N/A
    10 Years..............................    119.70       N/A         N/A         N/A       8.19        N/A         N/A        N/A
    Life of Class (A Shares, 9/4/90; B        197.44      15.60       24.58       24.34      9.06        5.85        7.30       7.83
      Shares, 9/11/00; C Shares 2/16/00
      and I Shares, 5/20/00)..............
Return after taxes on distributions
    1 Year................................      0.61       0.11        4.09        5.79      0.61        0.11        4.09       5.79
    5 Years...............................     36.14       N/A         N/A         N/A       6.36        N/A         N/A        N/A
    10 Years..............................     79.43       N/A         N/A         N/A       6.02        N/A         N/A        N/A
    Life of Class.........................    127.40      11.06       19.37       17.93      6.75        4.20        5.84       5.87
Return after taxes on distributions and
   sale of Fund shares
    1 Year................................      1.24       0.76        3.37        4.70      1.24        0.76        3.37       4.70
    5 Years...............................     33.00       N/A         N/A         N/A       5.87        N/A         N/A        N/A
    10 Years..............................     72.94       N/A         N/A         N/A       5.63        N/A         N/A        N/A
    Life of Class.........................    117.00      10.17       17.00       16.19      6.36        3.87        5.16       5.33



YIELD

         Each Fund other than Growth Fund, Blue Chip Fund and Mid Cap Value Fund may also quote yield figures. The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

         Yield will be computed as follows:

         YIELD    =        2[((a-b/cd)+1)6-1]

         Where:            a =   dividends and interest earned during the
                                        period

                           b =   expenses accrued for the period (net of
                                        reimbursements)

                           c =   the average daily number of shares outstanding
                                        during the period that were entitled to
                                        receive dividends

                           d =   the maximum offering price per share on the
                                        last day of the period

         The annualized yields of Market Neutral Fund and High Yield Fund for the 30 days ended March 31, 2003 were as follows:

                                                        Class A           Class B           Class C            Class I
                                                        -------           -------           -------            -------
                 Market Neutral Fund                      2.96              2.21              2.21               3.21
                 High Yield Fund                          6.90              6.15              6.15               7.15

         The figures quoted assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return take into account the effect of any sales charge on the amount available for investment or redemption; quotations of Total Return will indicate whether or not the effect of the sales charge is included. The figures will not necessarily be indicative of future performance. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by CAM, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. From time to time in advertisements or sales material, a Fund may note its mention (including performance or other comparative rankings) as published by publications of general interest. However, the Funds assume no responsibility for the accuracy of such data. Publications that might mention the Funds include, but are not limited to, the following:


                 Barron's                                      Money
                 Business Week                                 Mutual Fund Letter
                 Changing Times                                Mutual Fund Magazine
                 Chicago Tribune                               Mutual Fund Values (Morningstar)
                 Chicago Sun-Times                             Newsweek
                 Crain's Chicago Business                      The New York Times
                 Consumer Reports                              Pensions and Investments
                 Consumer Digest                               Personal Investor
                 Financial World                               Smart Money
                 Forbes                                        Stanger Reports
                 Fortune                                       Time
                 Investor's Daily                              USA Today
                 Los Angeles Times                             U.S. News and World Report
                                                               The Wall Street Journal


         When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions or characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or CAM's economic and market outlook, generally and for the Fund.

         Various newspapers and publications may also make mention of a Fund's portfolio managers. The portfolio managers and other members of CAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and a Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about a Fund's portfolio managers, including information about awards received by a portfolio manager or mentions of a manager in the media, may also be described or quoted in Fund advertisements or sales literature.

         Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to various indexes or averages, including but not limited to the Credit Suisse First Boston Convertible Index, the DLJ High Yield Index, the Lehman Brothers Government/Corporate Index, 30-day Treasury Bills, the Lipper Balanced Fund Index, the Lipper Convertible Fund Index, the Lipper Growth and Income Index, the Lipper Growth Fund Average, the Lipper Long-Term Income Fund Index, the Merrill Lynch High Yield Master Index, the Morgan Stanley Capital International World Index, the Russell Mid-Cap Value Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's 400 MidCap Index and the Value Line Index. The performance of a Fund may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group.

         The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

         The Funds may cite their ratings, recognition, or other mention by Morningstar, Inc. ("Morningstar") or any other entity. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

         To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.

                                   DISTRIBUTOR

         CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is a wholly owned subsidiary of CHI. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plans. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How to Purchase Shares -- Offering Price" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:


                                                         Year Ended            Year Ended            Year Ended
          Description of Fund                              3/31/03               3/31/02               3/31/01
          -------------------                           -------------         -------------         -------------
Growth Fund
     Commissions received                                7,633,502              6,542,304             1,777,326
     Commissions retained                                1,466,303              1,225,265               408,255

Blue Chip Fund*
     Commissions received                                        0                      0                     0
     Commissions retained                                        0                      0                     0

Mid Cap Value Fund**
     Commissions received                                  203,485                  5,909                   N/A
     Commissions retained                                   15,363                  4,025                   N/A

Growth and Income Fund
     Commissions received                                5,151,642              1,802,115               592,317
     Commissions retained                                  843,795                313,483               107,383

Global Growth and Income Fund
     Commissions received                                   79,361                 22,090                23,150
     Commissions retained                                   13,738                  3,905                 7,199

High Yield Fund
     Commissions received                                  239,465                 31,298                 9,898
     Commissions retained                                   26,116                 11,687                 7,691

Convertible Fund
     Commissions received                               $3,201,542             $1,764,136            $  851,128
     Commissions retained                                  541,407                288,924               153,087

Market Neutral Fund
     Commissions received                                  343,035              1,310,016               178,367
     Commissions retained                                    4,569                233,631                24,846

*  Blue Chip Fund has yet to commence operations.
** Mid Cap Value Fund commenced operations on January 2, 2002.

         CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

         In connection with the exchange privilege, CFS acts as a service organization for the Money Market Portfolio, which is a portfolio of Cash Account Trust. For its services it receives from the portfolios or their affiliates fees at a rate of .60% of the average annual net assets of each account in the portfolio established through the exchange plan.

         CFS from its own resources may pay additional compensation to persons who sell Fund shares or provide subaccounting and shareholder servicing. Such additional compensation may amount to as much as .25% of the offering price, depending on the volume of sales or anticipated volume of sales attributable to the recipient of the commission, and up to .15% of the annual average value of shares held in such accounts.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, CAM uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, CAM considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         The trustees have determined that portfolio transactions for the Funds may be executed through CFS if, in the judgment of CAM, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Funds commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Funds will not effect principal transactions with CFS.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, CAM may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

         In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, CAM may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although CAM believes these services have substantial value, they are considered supplemental to CAM's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), CAM may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by CAM to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of CAM may indirectly benefit from the availability of these services to CAM, and the Funds may indirectly benefit from services available to CAM as a result of transactions for other clients.

         In certain cases, CAM may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, CAM makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by CAM personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by CAM through brokerage commissions generated by transactions of its clients, including the Funds. CAM pays the provider in cash for the non-research portion of its use of these products or services.

         For the fiscal years ended March 31, 2001, 2002 and 2003, the following table shows information regarding portfolio transactions for each Fund executed through CFS.


                                                              % OF
                                                           AGGREGATE
                                          AGGREGATE        PRINCIPAL       AGGREGATE
                                          PRINCIPAL          AMOUNT        BROKERAGE             AGGREGATE        % OF AGGREGATE
                                        AMOUNT OF ALL       EXECUTED      COMMISSIONS            BROKERAGE            BROKERAGE
                                           PORTFOLIO        THROUGH         PAID TO             COMMISSIONS          COMMISSIONS
                                        TRANSACTIONS          CFS         ALL BROKERS           PAID TO CFS          PAID TO CFS
                                        -------------     -----------    -------------          -----------        -------------
Growth Fund
   Year Ended 3/31/03                   4,362,835,779         1.1            6,767,809              68,616                 1.0
   Year Ended 3/31/02                   2,136,660,744        20.3            2,727,388             748,098                27.4
   Year Ended 3/31/01                     333,547,634        48.8              270,616             249,768                92.3

Blue Chip Fund*
   Year Ended 3/31/03                               0           0                    0                   0                   0
   Year Ended 3/31/02                               0           0                    0                   0                   0

Mid Cap Value Fund**
   Year Ended 3/31/03                      15,741,500         0.0               29,951                   0                 0.0
   Year Ended 3/31/02                         880,414        27.7                1,451                 573                39.5

Growth and Income Fund
   Year Ended 3/31/03                   1,312,771,431         0.0              662,582                 360                 0.1
   Year Ended 3/31/02                     402,136,903         6.4              165,519              71,865                43.4
   Year Ended 3/31/01                     182,464,230         5.5               34,015              21,687                63.8

Global Growth and Income Fund
   Year Ended 3/31/03                      50,647,002         0.0               25,859                   0                 0.0
   Year Ended 3/31/02                      26,224,179         3.1               11,723               2,646                22.6
   Year Ended 3/31/01                      34,699,760         6.5                4,852               2,203                45.4

High Yield Fund
   Year Ended 3/31/03                      98,466,584         0.0               10,141                   0                 0.0
   Year Ended 3/31/02                       9,849,433         0.0                  395                  32                 8.1
   Year Ended 3/31/01                       1,824,842         0.0                  108                   0                 0.0

Convertible Fund
   Year Ended 3/31/03                 $ 1,306,623,670         0.4%        $    780,448          $    4,815                 0.6%
   Year Ended 3/31/02                     641,838,574         5.1%             288,589              98,982                34.3
   Year Ended 3/31/01                     510,488,202        10.5              143,325              98,234                68.5

Market Neutral Fund
   Year Ended 3/31/03                   1,834,080,697         0.2            1,324,558               4,099                 0.3
   Year Ended 3/31/02                   1,604,832,608         2.7              844,694             107,380                12.7
   Year Ended 3/31/01                     385,399,304         4.7              133,549              30,793                23.1


* Blue Chip Fund has yet to commence operations.
** Mid Cap Value Fund commenced operations on January 2, 2002.

Of the aggregate brokerage commissions paid during the year ended March 31, 2003, Growth Fund, Blue Chip Fund, Mid Cap Value Fund, Growth and Income Fund, Global Growth and Income Fund, High Yield Fund, Convertible Fund and Market Neutral Fund paid commissions of $990,633, $0, $831,084, $56,179, $2,021, $171,
$105,253 and $128,375 respectively, to brokers who furnished research services.

                                    TAXATION

         The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

         At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

         Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that Fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to continue to qualify, and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

         Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities such that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund must not hold through such other securities more than 10% of the outstanding voting stock of any issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

         In order to maintain the qualification of the Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict the Fund's ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgement, require the Fund to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

                             ALLOCATION AMONG FUNDS

         The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

                              CERTAIN SHAREHOLDERS

         The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at _______, 2003 were:


                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
GROWTH FUND -- CLASS A

   Charles Schwab Co.                                                         _______                        _______
   Reinvest Account
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)

   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers                                      _______                        _______
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

   Prudential Securities Inc.                                                 _______                        _______
   Special Custody Account FBO Clients
   Attn.:  Mutual Funds
   1 New York Plz.
   New York, NY  10292-0001
   (Owned of Record)

GROWTH FUND -- CLASS B

   Merrill Lynch & Co., Inc.                                                   _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)




                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
GROWTH FUND -- CLASS C                                                        _______                        _______

   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97B60
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

GROWTH FUND -- CLASS I

   Northern Trust Company Cust.                                                _______                        _______
   FBO:  Kohler A/C 22-08691
   P.O. Box 92956
   Chicago, IL  60675-2956
   (Owned of Record)

   Brown Family LP                                                             _______                        _______
   300 Marienfeld St. Ste 1100
   Midland, TX 79701-4384
   (Owned of Record)

   United States Golf Association                                              _______                        _______
   77 Liberty Corner Rd.
   PO Box 708
   Far Hills, NJ 07931-0708
   (Owned of Record)

   Wexford Clearing Services Corp. FBO                                         _______                        _______
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)

   Security Trust Company                                                      _______                        _______
   FBO Calamos Asset Management Inc.
   401K Plan
   2390 E. Camelback Rd., Suite 240
   Phoenix, AZ  85016-3474
   (Owned of Record)








                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------

MID CAP VALUE FUND -- CLASS B

   UBS Financial Services Inc.                                                _______                        _______
   FBO George A. Parry
   1230 Lathorp Ave.
   River Forest, IL 60305-1116
   (Owned of Record)

   McDonald Investments Inc.                                                  _______                        _______
   FBO 83306188
   4900 Tiedeman Road
   Brooklyn, OH 44144-2338
   (Owned of Record)
                                                                              _______                        _______
   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

   UBS Financial Services Inc.                                                _______                        _______
   FBO William B Nalle &
   Christina B Nalle Jtwros
   4615 Bunny Run Road Box B
   Austin, TX 78746-1080
   (Owned of Record


MID CAP VALUE FUND -- CLASS C

   Merrill Lynch & Co., Inc.                                                  _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

   Bear Stearns Securities Corp.                                              _______                        _______
   FBO 220-98998-10
   1 Metrotech Center North
   Brooklyn, NY 11201-3870
   (Owned of Record)

   UBS Financial Services Inc.                                                _______                        _______
   FBO 2001 Margo Schwartz Grat
   Larry Schwartz Trustee
   125 Lorraine Avew.
   Upper Montclair, NJ 07043-2304
   (Owned Beneficially)





                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
MID CAP VALUE FUND -- CLASS I

   Wexford Clearing Services Corp. FBO                                        _______                        _______
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)

   Security Trust Company                                                     _______                        _______
   FBO Calamos Asset Management Inc.
   401K Plan
   2390 E. Camelback Rd., Suite 240
   Phoenix, AZ  85016-3474
   (Owned of Record)


GROWTH & INCOME FUND -- CLASS A

   Charles Schwab Co.               `                                         _______                        _______
   Reinvest Account
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)

   Merrill Lynch & Co., Inc.                                                  _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)


GROWTH & INCOME FUND -- CLASS B

   Merrill Lynch & Co., Inc.                                                  _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)



                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
GROWTH & INCOME FUND -- CLASS C

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)


GROWTH & INCOME FUND -- CLASS I

   The Scripps Research Institute                                            _______                        _______
   10550 N. Torrey Pines Rd. TPC-16
   La Jolla, CA  92037-1000
   (Owned Beneficially)

   Wexford Clearing Services Corp. FBO                                       _______                        _______
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)

   Security Trust Company                                                    _______                        _______
   FBO Calamos Asset Management Inc.
   401K Plan
   2390 E. Camelback Rd., Suite 240
   Phoenix, AZ  85016-3474
   (Owned of Record)

   Center Theatre Group                                                      _______                        _______
   Endowment Fund Inc.
   601 W. Temple St.
   Los Angeles, CA  90012-2621
   (Owned Beneficially)

   Patterson & Co.                                                           _______                        _______
   FBO Taube Family TR
   8128000760 NC 1151
   1525 West Wt Harris Blvd
   Charlotte, NC 28288-0001
   (Owned of Record)






                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
GLOBAL GROWTH AND INCOME FUND -- CLASS A
                                                                               355,071                          8%
   Charles Schwab Co.
   Reinvest Account
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)
                                                                               334,248                          8%
   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

GLOBAL GROWTH AND INCOME FUND -- CLASS B

   Merrill Lynch & Co., Inc.                                                   226,112                         45%
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

GLOBAL GROWTH AND INCOME FUND -- CLASS C

   Merrill Lynch & Co., Inc.                                                 1,175,981                         45%
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97KT3
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

GLOBAL GROWTH AND INCOME FUND -- CLASS I

   Wexford Clearing Services Corp. FBO                                         130,722                         70%
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)









                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
   Security Trust Company                                                    _______                        _______
   FBO Calamos Asset Management Inc.
   401K Plan
   2390 E. Camelback Rd., Suite 240
   Phoenix, AZ  85016-3474
   (Owned of Record)

HIGH YIELD FUND -- CLASS A

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)
                                                                             _______                        _______
   Charles Schwab Co.
   Reinvest Account
   101 Montgomery St.
   San Francisco, CA
   94104-4122
   (Owned of Record)

HIGH YIELD FUND -- CLASS B

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

HIGH YIELD FUND -- CLASS C

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-9EJB9
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)


                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
HIGH YIELD FUND -- CLASS I

   Wexford Clearing Services Corp. FBO                                       _______                        _______
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)

   Security Trust Company                                                    _______                        _______
   FBO Calamos Asset Management Inc.
   401K Plan
   2390 E. Camelback Rd., Suite 240
   Phoenix, AZ  85016-3474
   (Owned of Record)



CONVERTIBLE FUND -- CLASS A

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)
                                                                             _______                        _______
   Charles Schwab Co.
   Reinvest Account
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)

   Prudential Securities Inc.                                                _______                        _______
   Special Custody Account FBO Clients
   Attn.:  Mutual Funds
   1 New York Plz
   New York, NY  10292-0001
   (Owned of Record)



                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
CONVERTIBLE FUND -- CLASS B

   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor                                            _______                        _______
   Jacksonville, FL  32246-6484
   (Owned of Record)

CONVERTIBLE FUND -- CLASS C
                                                                            _______                        _______
   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

CONVERTIBLE FUND -- CLASS I

   La Cross Company                                                         _______                        _______
   For the Benefit of its Customers
   311 Main St.
   P.O. Box 489
   La Crosse, WI  54602-0489
   (Owned of Record)

   Albert and Ethel Herzstein                                               _______                        _______
   Charitable Foundation
   6131 Westview Dr.
   Houston, TX 77055-5421
   (Owned Beneficially)

   Daniel E. Koshland Jr. Tr.                                               _______                        _______
   Daniel E. Koshland Jr. Charitable Remainder Trust
   U/A DTD Jan. 21, 1996
   P.O. Box 7310
   Menlo Park, CA  94026-7310
   (Owned Beneficially)

   Key Bank NA Cust                                                         _______                        _______
   FBO ABPFIC-114
   A/C 2020200-0520164
   U/A 02/09/1999
   P.O. Box 94871





                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
   Cleveland, OH 44101-4871
   (Owned of Record)

   Wexford Clearing Services Corp. FBO                                       _______                        _______
   John P. Calamos
   Nick P. Calamos Co-Trustees
   Calamos Financial Ser. Inc. Empl. PS Plan*
   Naperville, IL  60563-1405
   (Owned of Record)

   Smith Barney Corp. Trust Co.                                              _______                        _______
   Attn: SEI Private Trust Co.
   824 Market St. Suite 210
   Wilmington, DE 19801-4909
   (Owned of Record)

MARKET NEUTRAL FUND -- CLASS A

   Charles Schwab Co.
   Reinvest Account                                                          _______                        _______
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)

   Merrill Lynch & Co., Inc.
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5                                                  _______                        _______
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

MARKET NEUTRAL FUND -- CLASS B

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97HC5
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)






                                                                                                       PERCENTAGE (%) OF
                                                                              NUMBER                   OUTSTANDING SHARES
                         SHAREHOLDER                                         OF SHARES                    OF THE FUNDS
                         -----------                                         ---------                 ------------------
MARKET NEUTRAL FUND -- CLASS C

   Merrill Lynch & Co., Inc.                                                 _______                        _______
   For the Sole Benefit of its Customers
   Attn.:  Fund Admin-97K56
   4800 Deer Lake Dr., 2nd Floor
   Jacksonville, FL  32246-6484
   (Owned of Record)

MARKET NEUTRAL FUND -- CLASS I

   Central Pacific Bank Cust                                                 _______                        _______
   FBO Hawaii Carpenters Financial
   Security Fund
   c/o CT Trust
   80 West St. Ste 201
   Rutland, VT 05701-3453
   (Owned of Record)

   SEI FBO First Hawaiian Bank Cust                                          _______                        _______
   Hotel Union Pension Calamos Funds
   Attn: Mutual Funds
   One Freedom Valley Drive
   Oaks, PA 19456
   (Owned of Record)

   US Bank                                                                   _______                        _______
   FBO Minnesota Power & Affiliated
   Master Pension Trust
   P.O. Box 1787
   Milwaukee, WI 53201-1787
   (Owned of Record)

   Charles Schwab Co.
   Reinvest Account                                                          _______                        _______
   101 Montgomery St.
   San Francisco, CA  94104-4122
   (Owned of Record)




-----------------
* John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Mr. John Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust.

At June 30 2003, the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows: 97,441 shares (0.10%) of Growth Fund; (__%) of Blue Chip Fund; 164,921 shares (9.91%) of Mid Cap Value Fund; 133,074 shares (0.18%) of Growth and Income Fund; 130,722 shares (1.74%) of Global Growth and Income Fund; 210,001 shares (1.57%) of High Yield Fund; 155,591 shares (0.22%) of Convertible Fund; and 10,851 shares (0.02%) of Market Neutral Fund.

                          CUSTODIAN AND TRANSFER AGENT

         The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

         U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Funds.

                               GENERAL INFORMATION

SHAREHOLDER INFORMATION

         Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996 all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has eight series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

         Each Fund's shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

         Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

                              FINANCIAL STATEMENTS

         Audited financial statements for the Trust for the fiscal year ended March 31, 2003 are incorporated herein by reference from the Trust's annual report to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, CAM believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

         AAA--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         AA--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         CA--Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

         AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

         AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

         A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

         BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

         BB--B--CCC--CC AND C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                            PART C. OTHER INFORMATION
ITEM 23.    EXHIBITS.

(a) Second Amended and Restated Agreement and Declaration of Trust, dated October 3, 2001 (incorporated by reference to Exhibit (a) to Post-effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed on November 13, 2001).

(b) Bylaws, as amended through June 23, 2003 (incorporated by reference to Exhibit (b) to Post-effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on August 1, 2003).

(c)      See Articles IV and V of Exhibit (a), above.

(d)(1) Management Agreement with Calamos Asset Management, Inc., dated August 1, 2000 (incorporated herein by reference to Exhibit (d) to Post-effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(d)(2) Form of Notification to Calamos Asset Management, Inc. Regarding Establishment of Calamos Mid Cap Value Fund (incorporated by reference to Exhibit (d)(2) to Post-effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, filed on December 18, 2001).

(e)(1) Amended and Restated Distribution Agreement with Calamos Financial Services, Inc., dated November 29, 2001 (incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31,
         2002).

(e)(2) Selling Group Agreement, revised September 2000 (incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31,
         2001).

(f)      None.

(g)(1) Custody Agreement with Bank of New York, dated November 15, 2000 (incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(g)(2) Foreign Custody Manager Agreement with Bank of New York, dated November 15, 2000 (incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(1) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 1, 2000 (incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(2) Amendment to the Fund Accounting Servicing Agreement dated January 1, 2002 (incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(h)(3) Transfer Agent Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A filed on July 31, 2001).

(h)(4) Amendment to the Transfer Agent Servicing Agreement dated January 1, 2002 (incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(h)(5) Amendment to the Transfer Agent Servicing Agreement dated January 1, 2002 (incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(h)(6) Amendment to the Transfer Agent Servicing Agreement dated March 1, 2002 (incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(h)(7) Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(8) Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(9) Use of Name Agreement, dated August 23, 1990 (incorporated herein by reference to Exhibit 9.5 to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24,
         1997).

(i)(1) Opinion of Bell, Boyd & Lloyd LLC dated December 17, 2001 (incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, filed on December 26, 2001).

(i)(2) Opinion of Goodwin Procter LLP dated December 17, 2001 (incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, filed on December 26, 2001).

(i)(3)   Consent of Bell, Boyd & Lloyd LLC.**

(i)(4)   Consent of Goodwin Procter LLP.**

(j)      Consent of independent auditors.**

(k)      None.

(l)(1)   Initial Capital Agreement -- Calamos Convertible Fund.*

(l)(2) Subscription Agreement -- Calamos Global Convertible Fund, dated June 11, 1996 (incorporated herein by reference to Exhibit 13.5 to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed June 24, 1996).

(l)(3) Subscription Agreement -- Calamos Convertible Growth and Income Fund, dated July 5, 1988 (incorporated herein by reference to Exhibit (13.1) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(4) Subscription Agreement -- Calamos Market Neutral Fund and Calamos Growth Fund (incorporated herein by reference to Exhibit (13.3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(5) Subscription Agreement -- Calamos High Yield Fund, dated July 27, 1999 (incorporated herein by reference to Exhibit (l) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed on July 30, 2000).

(l)(6) Subscription Agreement -- Calamos Mid Cap Value Fund dated December 28, 2001 (incorporated herein by reference to Exhibit (l)(6) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed on May 31, 2002).

(m) Amended and Restated Distribution Plan, dated December 5, 2001 (incorporated by reference to Exhibit (m) to Post-effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, filed on December 18, 2001).

(n) Rule 18f-3 Plan, dated August 1, 2000 (incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2001).

(o)      [Item Omitted].

(p) Code of Ethics of Registrant and its investment adviser and distributor, adopted March 19, 2003 (incorporated by reference to Exhibit (p) to Post-effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on August 1, 2003).

(q)      Powers of Attorney.
-----------------------------

* No subscription agreement has been filed with respect to Calamos Convertible Fund because such series was operational prior to the effective date of the Registrant's initial Registration Statement on Form N-1A.

**       To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

         The information in the prospectus, under the captions "Who Manages the Funds?" and in the Statement of Additional Information under the caption "Management" and "Certain Shareholders", is incorporated herein by reference.

ITEM 25.    INDEMNIFICATION.

         Article VI of the Second Amended Agreement and Declaration of Trust of Registrant (Exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined, in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

         A determination that the Covered Person is entitled to indemnification despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason or any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found to be entitled to indemnification.

         The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISOR.

         The information in the Statement of Additional Information under the caption "Management - Trustees and Officers" is incorporated by reference.

ITEM 27.    PRINCIPAL UNDERWRITERS.

(a) Calamos Financial Services, Inc. ("CFS") serves as principal underwriter for the Calamos Investment Trust and the Calamos Advisors Trust.

(b) Information on the officers and directors of CFS is set forth below. The principal business address is 1111 East Warrenville Road, Naperville, Illinois 60563.

                      (1)                              (2)                                (3)
          NAME AND PRINCIPAL BUSINESS         POSITIONS AND OFFICES              POSITIONS AND OFFICES
                    ADDRESS                      WITH UNDERWRITER                   WITH REGISTRANT
                  (SEE ABOVE)

         John P. Calamos, Sr.           President and Chief Investment           President
                                        Officer

         Nick P. Calamos                Senior Executive Vice President          Vice President
                                        and Chief Investment Officer

         John P. Calamos, Jr.           Executive Vice President                 None

         Patrick H. Dudasik             Executive Vice President, Chief          Vice President
                                        Financial and Administrative
                                        Officer, and Treasurer

         Jim Greenawalt                 Executive Vice President                 None

         James S. Hamman, Jr.           Executive Vice President, General        Secretary
                                        Counsel and Secretary


                      (1)                              (2)                                (3)
          NAME AND PRINCIPAL BUSINESS         POSITIONS AND OFFICES              POSITIONS AND OFFICES
                    ADDRESS                      WITH UNDERWRITER                   WITH REGISTRANT
                  (SEE ABOVE)



         Tim Kaczmarek                      Executive Vice President                 None

         Bruce Innes                        Senior Vice President                    None

         Mark Storey                        Senior Vice President                    None

         Rhowena Blank                      Vice President                           Treasurer

         Dave Butler                        Vice President                           None

         Geoff Frankenthal                  Vice President                           None

         Derek Olsen                        Vice President                           None

(c) There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment manager, Calamos Asset Management, Inc., and Calamos Financial Services, Inc., the Registrant's principal underwriter, 1111 East Warrenville Road, Naperville, Illinois 60563, at the offices of the custodian, Bank of New York, 90 Washington Street, New York, NY 10286, or at the offices of the transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 29.    MANAGEMENT SERVICES.

         None.

ITEM 30.    UNDERTAKINGS.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Naperville, and State of Illinois on the 12th day of September, 2003.

                                   CALAMOS INVESTMENT TRUST


                                   By   /s/ John P. Calamos
                                        ----------------------------------------
                                        John P. Calamos
                                        President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

              Name                                   Title                                        Date
              ----                                   -----                                        ----
/s/ John P. Calamos                                  Trustee and President          )
----------------------------------------
John P. Calamos                                      (principal executive officer)  )
                                                                                    )
                                                                                    )
/s/ Nick P. Calamos                                  Trustee                        )
----------------------------------------
Nick P. Calamos                                                                     )
                                                                                    )
                                                                                    )
/s/ Richard J. Dowen                   *             Trustee                        )
----------------------------------------
Richard J. Dowen                                                                    )
                                                                                    )
                                                                                    )
/s/ Joe F. Hanauer                     *             Trustee                        )
----------------------------------------
Joe F. Hanauer                                                                      )
                                                                                    )            September 12, 2003
                                                                                    )
/s/ Weston W. Marsh                    *             Trustee                        )
----------------------------------------
Weston W. Marsh                                                                     )
                                                                                    )
                                                                                    )
/s/ John E. Neal                       *             Trustee                        )
----------------------------------------
John E. Neal                                                                        )
                                                                                    )
                                                                                    )
/s/ William Rybak                      *             Trustee                        )
----------------------------------------
William Rybak                                                                       )
                                                                                    )
                                                                                    )
/s/ Patrick Dudasik                                  Vice President                 )
----------------------------------------
Patrick Dudasik                                      (principal financial and       )
                                                     accounting officer)            )

* James S. Hamman Jr. signs this document pursuant to powers of attorney filed herewith.


                                   By   /s/ James S. Hamman Jr.
                                        ----------------------------------------
                                        James S. Hamman Jr.

                                  EXHIBIT INDEX


(q)      Powers of attorney.